UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1345 Avenue of the Americas, 32nd Floor
New York, New York 10105
Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held September 30, 2019
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Bluerock Residential Growth REIT, Inc. (the “Company”) to be held at 11:00 a.m. Eastern time on September 30, 2019. The Annual Meeting will be held at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Sussex Room (2nd Floor). Directions to the meeting can be obtained by calling (212) 843-1601.
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.
Series B Preferred Dividend Proration Amendment.   Approval of an amendment to the Company’s charter to allow for the proration of dividends on newly-issued shares of the Company’s Series B Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), based on the actual number of days in any calendar month during which such shares of Series B Preferred Stock are outstanding (the “Series B Preferred Dividend Proration Amendment”). See “Proposal 1: Approval of Series B Preferred Dividend Proration Amendment” beginning on page 13 of the accompanying proxy statement.

2.
Series B Preferred Redemption Amendment.   Approval of an amendment to the Company’s charter to reduce the number of trading days to be utilized in calculating the redemption price at which shares of Series B Preferred Stock are redeemed, and reduce the notice period for redemptions by the Company thereof  (the “Series B Preferred Redemption Amendment”). See “Proposal 2: Approval of Series B Preferred Redemption Amendment” beginning on page 22 of the accompanying proxy statement.

3.
Election of Directors.   Elect the five director nominees named in the accompanying proxy statement to hold office until the 2020 annual meeting of stockholders and until their successors are duly elected and qualify. See “Proposal 3: Election of Directors” beginning on page 25 of the accompanying proxy statement.

4.
Ratification of Independent Auditor.   Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year ending December 31, 2019. See “Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm” beginning on page 89 of the accompanying proxy statement.

5.
Other Business.   Attend to such other business as may properly come before the meeting and any postponement or adjournment thereof.

After careful consideration of each of the proposals above, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING.
Only stockholders of record of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”), and our Class C common stock, $0.01 par value per share (the “Class C Common Stock”), at the close of business on July 9, 2019 will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

This notice and the enclosed proxy statement, proxy card, and annual report to stockholders is being mailed to our stockholders on or about            , 2019.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 30, 2019:

Our proxy statement, form of proxy card and 2018 annual report to stockholders are also available at http://www.bluerockresidential.com.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:
Morrow Sodali LLC

470 West Avenue
Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BRG@morrowsodali.com
By Order of the Board of Directors,
Michael L. Konig
Secretary
           , 2019

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
1345 Avenue of the Americas
32nd Floor
New York, New York 10105
(212) 843-1601

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on September 30, 2019.
This proxy statement is available
at http://www.bluerockresidential.com.
The accompanying proxy is solicited by the board of directors of Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”), for use in voting at the 2019 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held at 11:00 a.m. Eastern time on September 30, 2019, at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York 10019, in the Sussex Room (2nd Floor), and at any postponement or adjournment thereof, for the purposes set forth herein. For information on how to obtain directions to attend the Annual Meeting and vote in person, please contact our Investor Relations department at (888) 558-1031 or via email at investor.relations@bluerockre.com.
This proxy statement, proxy card, and annual report to stockholders is being mailed to stockholders on or about            , 2019.
In this proxy statement, we refer to our sponsor, Bluerock Real Estate, L.L.C., as “Bluerock,” and BRG Manager, LLC, as our “former Manager.” We refer to our operating partnership, Bluerock Residential Holdings, L.P. as our “Operating Partnership,” and to its wholly owned subsidiary, Bluerock REIT Operator, LLC, as “REIT Operator.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:
Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”), and is designed to assist you in voting. You are invited to attend the Annual Meeting to vote in person on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card as described below.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing R. Ramin Kamfar and Jordan B. Ruddy, each of whom is an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote all of your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR each of the five director nominees named in this proxy statement. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. Accordingly, it is important for you to return the proxy card to us as soon as possible, whether or not you plan on attending the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on September 30, 2019, at 11:00 a.m. Eastern time at the Warwick Hotel, 65 West 54th Street at 6th Avenue, New York, New York, 10019, in the Sussex Room (2nd Floor).

Q:
Who is entitled to vote at the Annual Meeting?

A:
Anyone who owned shares of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”), or our Class C common stock, $0.01 par value per share (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at the close of business on July 9, 2019, the record date for the Annual Meeting (the “Record Date”), or their duly appointed proxies, are entitled to vote at the Annual Meeting. Our Class A Common Stock and our Class C Common Stock are the only classes of our Common Stock, and are the only classes of securities entitled to vote at the Annual Meeting.

Q:
Who can attend the Annual Meeting?

A:
All holders of our Class A Common Stock or our Class C Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Annual Meeting. In order to be admitted to the Annual Meeting, you must present proof of ownership of our stock on the Record Date. Such proof can consist of a brokerage statement or letter from a broker indicating ownership on the Record Date; a proxy card; a voting instruction form; or a legal proxy provided by your broker or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership.

Q:
How many shares of Class A Common Stock and Class C Common Stock are outstanding?

A:
As of the close of business on July 9, 2019 (i.e., the Record Date), there were 22,308,274 shares of our Class A Common Stock and 76,603 shares of our Class C Common Stock outstanding and entitled to vote. Each share of Class C Common Stock entitles the holder thereof to fifty votes on each matter on which holders of Class A Common Stock are entitled to vote; thus, for purposes of the Annual Meeting, a total of 26,138,424 shares of our Common Stock are deemed outstanding and entitled to vote.

Q:
What will constitute a quorum at the Annual Meeting?

A:
A quorum consists of the presence, in person or by proxy, of stockholders entitled to vote at the meeting holding at least a majority of the aggregate number of shares of our Class A Common Stock and shares of our Class C Common Stock deemed outstanding on the Record Date. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, you will be considered in determining the presence of a quorum.

Q:
How many votes do I have?

A:
You are entitled to one vote for each share of Class A Common Stock and fifty votes for each share of Class C Common Stock you held as of the Record Date.

Q:
What am I voting on?

A:
At the Annual Meeting, you will be asked to vote on the following proposals:

1.
To approve an amendment to the Company’s charter to allow for the proration of dividends on newly-issued shares of the Company’s Series B Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), based on the actual number of days in any calendar month during which such shares of Series B Preferred Stock are outstanding (the “Series B Preferred Dividend Proration Amendment”).

2.
To approve an amendment to the Company’s charter to reduce the number of trading days to be utilized in calculating the redemption price at which shares of Series B Preferred Stock are redeemed and reduce the notice period for redemptions by the Company thereof  (the “Series B Preferred Redemption Amendment”).

3.
To elect each of the five director nominees to serve on our board of directors until the 2020 annual meeting of stockholders and until their successors are duly elected and qualify.

4.
To approve the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

5.
You may also be asked to vote on any other business as may properly come before the Annual Meeting.

Q:
How may I vote on each proposal?

A:
You may vote on each proposal as follows:

Proposal 1:
You may vote for, against or abstain on the vote to approve the Series B Preferred Dividend Proration Amendment.

Proposal 2:
You may vote for, against or abstain on the vote to approve the Series B Preferred Redemption Amendment.

Proposal 3:
You may vote for any or each of the five director nominees named in this proxy statement to serve on the board of directors, withhold from any particular director nominee, or withhold from all director nominees.

Proposal 4:
You may vote for, against or abstain from voting to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal 5:
You may vote for, against or abstain on the vote to approve any other business as may properly come before the Annual Meeting.

Q:
How does the board of directors recommend I vote on each of the proposals?

A:
The recommendations of the board of directors are set forth together with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•
FOR the approval of the Series B Preferred Dividend Proration Amendment (see Proposal 1);

•
FOR the approval of the Series B Preferred Redemption Amendment (see Proposal 2);

•
FOR the election as directors of the five director nominees named in this proxy statement (see Proposal 3); and

•
FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (see Proposal 4).

Should any business not described above properly come before the Annual Meeting, the persons named in the proxy will vote in accordance with their discretion.
Q:
How can I vote?

A:
You can vote in person at the Annual Meeting or by proxy. You may authorize a proxy by completing, dating, signing and promptly returning the proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement. You may also authorize a proxy to vote by telephone, or via the internet by following the procedures described in your proxy card. Those stockholders of record authorizing a proxy to vote by telephone, or via the internet must do so no later than 11:59 p.m. Eastern Time, on September 27, 2019.

If you elect to attend the Annual Meeting, you can submit your vote in person, and any previous votes that you submitted by mail will be superseded.
Q.
Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?

A.
If your shares are held in a “street name” through a broker, bank or other nominee, please refer to the instructions provided by such nominee regarding how to vote your shares or to revoke your voting instructions. The availability of telephone, fax and Internet proxy authorization depends on the voting processes of the broker, bank or other nominee.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the Annual Meeting by:

(1)
providing written notice of the revocation to Michael L. Konig, our Secretary;

(2)
attending the Annual Meeting and voting in person; or

(3)
properly submitting another proxy card dated after your first proxy card by telephone, or via the internet, if we receive it no later than 11:59 p.m. Eastern Time on September 27, 2019.

Only the most recent proxy vote will be counted, and all others will be discarded, regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Your vote could affect the composition of our board of directors, as well as the outcome of the proposals regarding the amendment to our charter to allow for the proration of dividends on newly-issued shares of Series B Preferred Stock based on the actual number of days in any calendar month during which shares of such stock are outstanding, the amendment to our charter to reduce the number of trading days to be utilized in calculating the redemption price at which shares of the Series B Preferred Stock are redeemed and reduce the notice period for redemptions by the Company thereof, and the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Moreover, your vote is needed to ensure that these proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Q:
What is a broker “non-vote,” and how are such votes cast and counted?

A:
A “broker non-vote” occurs when a broker does not receive voting instructions from the beneficial owner of shares of Common Stock on a particular matter and does not have discretionary authority to vote on that matter but has discretionary voting power on other proposals.

SEC rules prohibit brokers from voting their customers’ shares on proposals considered by the rules of the NYSE American to be “non-routine” matters without receiving voting instructions from the customer. Under the rules of the NYSE American, Proposal 1 (the vote to approve the Series B Preferred Dividend Proration Amendment), Proposal 2 (the vote to approve the Series B Preferred Redemption Amendment), and Proposal 3 (the election of directors) are considered “non-routine” matters. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with these proposals. In such event, for purposes of Proposal 1 (the vote to approve the Series B Preferred Dividend Proration Amendment), Proposal 2 (the vote to approve the Series B Preferred Redemption Amendment) and Proposal 3 (the election of directors), a “broker non-vote” will occur with respect to their shares.
For purposes of Proposal 3, a broker non-vote will not be counted as a vote cast, and will have no effect on the result of the vote. Further, for purposes of Proposal 1 and Proposal 2, a broker non-vote will have the same effect as a vote against the proposal.
Proposal 4 (the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019) is the only matter to be presented at the Annual Meeting that is considered “routine” under NYSE American rules, and on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.
Broker non-votes will be considered “present” for the purpose of determining whether a quorum exists.
Q:
How are abstentions counted?

A:
Abstentions will be considered “present” for the purpose of determining whether a quorum exists. However, for purposes of Proposal 3 (the election of directors) and Proposal 4 (the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019), abstentions are not considered to be votes cast on a proposal, and will thus have no effect on the result of the vote. Further, under Maryland law, for purposes of Proposal 1 (the vote to approve the Series B Preferred Dividend Proration Amendment), and Proposal 2 (the vote to approve the Series B Preferred Redemption Amendment), abstentions will have the same effect as a vote against the proposal.

Q:
What are the voting requirements to approve Proposals 1 and 2?

A:
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast at a meeting at which a quorum is present is required to approve Proposal 1 (the vote to approve the Series B Preferred Dividend Proration Amendment) and Proposal 2 (the vote to approve the Series B Preferred Redemption Amendment).

Q:
What are the voting requirements to approve Proposal 3?

A:
Under our bylaws, in order to be elected as a director as described in Proposal 3, a director nominee must receive the affirmative vote of a plurality of all votes cast at the Annual Meeting at which a quorum is present. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, but will be considered “present” for the purpose of determining the presence of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
Q:
What are the voting requirements to approve Proposal 4?

A:
Under our bylaws, the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to approve Proposal 4 (the vote to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019).

This means that Proposal 4 needs to receive more “for” votes than “against” votes in order to be approved. In the event that no option receives a majority of the votes cast on Proposal 4, we will consider the option that receives the most votes to be the option selected by stockholders on such proposal.
Q:
How will voting on any other business be conducted?

A:
We do not know of any business to be considered at the Annual Meeting other than the votes to approve the Series B Preferred Dividend Proration Amendment, the Series B Preferred Redemption Amendment, the election of directors, and the ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2019. However, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to R. Ramin Kamfar and Jordan B. Ruddy, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2020 may do so by following the procedures prescribed in Article II, Section 11 of our Bylaws. To be eligible for presentation to and action by the stockholders at the 2020 annual meeting, director nominations and other stockholder proposals must be received by Michael L. Konig, our Secretary, no earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the first anniversary of the date of this proxy statement (i.e., no earlier than            , 2020 and no later than            , 2020). However, if we hold our 2020 annual meeting before August 31, 2020, or after October 30, 2020, stockholders must submit proposals no earlier than 150 days prior to the 2020 annual meeting date and no later than the later of 120 days prior to the 2020 annual meeting date or ten (10) days after announcement of the 2020 annual meeting date.

Q:
Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:
We will bear all expenses incurred in connection with the solicitation of proxies. We have retained Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $15,000 plus expenses. Additionally, our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.

Q:
If I plan to attend the Annual Meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the Annual Meeting, if you do plan to attend the Annual Meeting, we would appreciate it if you would contact our Investor Relations department at (888) 558-1031 or via email at investor.relations@bluerockre.com.

Q:
Who can I contact with questions on how to vote?

A:
If you have questions regarding the Annual Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help in voting your shares of Common Stock, please contact our Proxy Solicitor:

Morrow Sodali LLC

470 West Avenue
Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BRG@morrowsodali.com
Q:
How can I contact the Company?

A:
The Company’s principal executive offices are located at 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105. The Company’s telephone number is (212) 843-1601, and the telephone number for our Investor Relations department is (888) 558-1031.

Q:
Where can I find more information?

A:
We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth, as of July 9, 2019 (i.e., the Record Date), certain information regarding the beneficial ownership of shares of our Class A Common Stock and shares of our Class C Common Stock, as well as shares of our Class A Common Stock issuable upon redemption of units of limited partnership interest in the Operating Partnership (“OP Units”) and long-term incentive plan units of the Operating Partnership (“LTIP Units”), for (1) each person who is the beneficial owner of 5% or more of our outstanding shares of Common Stock, (2) each of our directors and named executive officers (“NEOs”) and other executive officers (our NEOs and other executive officers, collectively, the “Executive Officers,” and each, an “Executive Officer”), and (3) all of our directors and Executive Officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person will hold shares of Class A Common Stock or Class C Common Stock as opposed to OP Units or LTIP Units is set forth in the table below.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our shares of Common Stock subject to options, vesting or other rights (as set forth above) held by that person that are exercisable or will become exercisable or vest within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.
Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(6)	Amount of Beneficial Ownership	Percent of Common Stock(10)
Executive Officers and Directors:(1)
R. Ramin Kamfar	Class A Common Stock(2)	16,149	*	5,165,517	17.37%
	Class C Common Stock(2)	41,979	54.80%
	OP Units(2)	4,332,723	67.86%
	LTIP Units(2)(3)	774,666	80.00%
Jordan B. Ruddy(4)	Class A Common Stock	6,000	*	540,812	1.82%
	Class C Common Stock	8,670	11.32%
	OP Units	494,558	7.75%
	LTIP Units	31,584	3.26%
James G. Babb(4)	Class A Common Stock	9,480	*	674,632	2.27%
	Class C Common Stock	10,916	14.25%
	OP Units	622,652	9.75%
	LTIP Units	31,584	3.26%
Ryan S. MacDonald(4)	Class A Common Stock	4,417	*	205,082	*
	Class C Common Stock	2,729	3.56%
	OP Units	167,289	2.62%
	LTIP Units	30,647	3.16%
Christopher J. Vohs(4)	Class A Common Stock	2,575	*	14,085	*
	LTIP Units	11,510	1.19%

Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(6)	Amount of Beneficial Ownership	Percent of Common Stock(10)
Michael L. Konig(4)	Class A Common Stock	20,000	*	554,812	1.87%
	Class C Common Stock	8,670	11.32%
	OP Units(5)	494,558	7.75%
	LTIP Units	31,584	3.26%
Michael DiFranco(6)	LTIP Units	—	*	—	*
Elizabeth Harrison, Independent Director	LTIP Units	10,001	1.03%	10,001	*
Kamal Jafarnia	—	—	—	—	—
I. Bobby Majumder, Independent Director	Class A Common Stock	14,225	*	29,824	*
	LTIP Units	15,599	1.61%
Romano Tio, Independent Director	Class A Common Stock	18,244	*	33,843	*
	LTIP Units	15,599	1.61%
All Executive Officers and Directors as a Group(3)(4)(6)(7)		7,228,608	24.31%	7,228,608	24.31%
5% Stockholders:
BlackRock, Inc.(8) 55 East 52nd Street New York, NY 10022	Class A Common Stock	1,734,100	7.77%	N/A	N/A
The Vanguard Group, Inc.(9) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock	1,298,675	5.82%	N/A	N/A

*
Less than 1%.

(1)
The address of each beneficial owner listed is 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105.

(2)
10,148 shares of Class A Common Stock, 4,000,437 OP Units and 1,060,917 LTIP Units reflected in totals are pledged as a security in connection with third party loans.

(3)
Totals do not include 290,382 remaining unvested LTIP Units issued to Mr. Kamfar on January 1, 2018, 34,020 remaining unvested LTIP Units issued to Mr. Kamfar on October 4, 2018, or 190,631 remaining unvested LTIP Units issued to Mr. Kamfar on January 1, 2019 pursuant to his Executive Agreement, which will vest and become nonforfeitable in accordance with the vesting periods (and any applicable performance criteria and targets) of each initial award, subject to continued employment and other conditions.

(4)
Totals do not include the following remaining unvested LTIP Units issued to each such Executive Officer pursuant to their Executive Agreement on each of January 1, 2018, October 4, 2018 and January 1, 2019 (respectively): (a) 128,912, 11,340 and 69,679 unvested LTIP Units issued to Mr. Ruddy; (b) 128,912, 11,340 and 69,679 unvested LTIP Units issued to Mr. Babb; (c) 124,842, 9,923 and 69,679 unvested LTIP Units issued to Mr. MacDonald; (d) 46,681, 2,835 and 20,707 unvested LTIP Units issued to Mr. Vohs; and (e) 128,912, 11,340 and 69,679 unvested LTIP Units issued to Mr. Konig. The remaining unvested LTIP Units attributable to each such Executive Officer will vest and become nonforfeitable in accordance with the vesting periods (and any applicable performance criteria and targets) of each initial award, subject to continued employment and other conditions.

(5)
472,296 OP Units reflected in total are pledged as a security in connection with a third party loan.

(6)
Total does not include 26,294 remaining unvested LTIP Units issued to Mr. DiFranco on June 25, 2019 pursuant to his Executive Agreement, which will vest and become nonforfeitable in accordance with the vesting periods (and any applicable performance criteria and targets) of each initial award, subject to continued employment and other conditions.

(7)
Percentages per class are based on 22,308,274 shares of Class A Common Stock outstanding, 76,603 shares of Class C Common Stock outstanding, 6,384,512 OP Units outstanding and 968,373 vested LTIP Units outstanding, in each case as of July 9, 2019 (i.e., the Record Date). (As of July 9, 2019, there were a total of 2,414,160 LTIP Units outstanding. However, percentages per class for LTIP Units reflect only the 968,373 vested LTIP Units outstanding, and do not reflect the additional 1,445,787 unvested LTIP Units outstanding as of July 9, 2019 as set forth in footnotes 3, 4 and 6 above.) Percentages for all NEOs is based on the total of all shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units combined, for a total of 29,737,762, as each is an equivalent unit of ownership.

(8)
Based on the Schedule 13G/A filed with the SEC on February 4, 2019. This report includes holdings of various subsidiaries of BlackRock, Inc.

(9)
Based on the Schedule 13G filed with the SEC on February 11, 2019. This report includes holdings of various subsidiaries of The Vanguard Group, Inc.

(10)
Percent of Common Stock for each executive officer and director is calculated using the combined total of all shares of Class A common stock, Class C Common Stock, OP Units and vested LTIP Units owned by each such individual, as each is an equivalent unit of ownership, relative to the total of 29,737,762 shares of Class A common stock and Class C common stock, OP Units, and vested LTIP Units outstanding as of July 9, 2019 (comprised of 22,308,274 shares of Class A common stock outstanding, 76,603 shares of Class C common stock outstanding, 6,384,512 OP Units outstanding, and 968,373 vested LTIP Units outstanding). Further, the number of vested LTIP Units owned by each of the following executive officers and directors include the indicated number of LTIP Units that, though vested, may not yet have achieved capital account equivalency with the OP Units held by the Company (at which time such LTIP Units may convert to OP Units and may then be settled in shares of Class A Common Stock): (a) 114,026 vested LTIP Units owned by Mr. Kamfar; (b) 6,836 vested LTIP Units owned by Ms. Harrison; (c) 6,386 vested LTIP Units owned by Mr. Majumder; and (d) 6,836 vested LTIP Units owned by Mr. Tio.

PROPOSAL 1
APPROVAL OF SERIES B PREFERRED DIVIDEND PRORATION AMENDMENT
Amendment to the Company’s Charter: Prorate Dividends on Newly-Issued Series B Preferred Stock
The Company’s charter currently provides that the Company will declare and authorize dividends on its Series B Preferred Stock on a monthly basis, payable monthly in arrears to holders of record at the close of business on the 25th day of the prior month. Currently, due to the continuous nature of the Series B Preferred Stock offering, new shares of Series B Preferred Stock are issued in closings every two weeks. The dates of such closings cannot practicably be made to coincide with the first day of a dividend period, such that during the month of initial issuance, newly-issued shares of Series B Preferred Stock may be held for only a portion of the applicable full-month dividend period. However, pursuant to the charter, all issued and outstanding shares of the Series B Preferred Stock as of each record date are currently entitled to the full monthly dividend, regardless of the date of actual issuance. Therefore, purchasers of Series B Preferred Stock who have held their newly-issued shares for only a portion of the monthly dividend period are nonetheless entitled to receive a dividend equal to that of holders of Series B Preferred Stock who have held their shares for the full month period (the “Excess First Month Distribution Issue”).
Pursuant to the Maryland General Corporation Law, distinctions as to dividends among holders of the same class or series of stock are not permitted, except as clearly and expressly set forth in the charter. The Company’s charter currently does not clearly and expressly permit different treatment as to computation and payment of dividends among the holders of its Series B Preferred Stock. As a result, under the charter’s current provisions, the Company must pay full monthly dividends even on shares of the Series B Preferred Stock issued at some point during, and thus held for what may only be a small portion of, the applicable dividend period.
To rectify the Excess First Month Distribution Issue, on July 18, 2019, the board of directors approved an amendment to our charter as set forth in the Articles of Amendment attached hereto as Annex A (the “Articles of Amendment”), subject to approval by the holders of our Common Stock, to delete existing Section 4(a) of the Articles Supplementary for the Series B Preferred Stock dated February 26, 2016 (the “Original Articles Supplementary”) in its entirety, and insert in its place a new Section 4(a) to allow for the proration of dividends on newly-issued shares of Series B Preferred Stock based on the actual number of days in any calendar month during which such shares of Series B Preferred Stock are outstanding (the “Series B Preferred Dividend Proration Amendment”). If this Proposal 1 is approved by the holders of our Common Stock, the proposed Series B Preferred Dividend Proration Amendment would allow for dividends on the newly-issued Series B Preferred Stock to be prorated with respect to any shares of Series B Preferred Stock that are outstanding for less than the total number of days in the dividend period immediately preceding the applicable dividend payment date.
Purpose and Effect of the Series B Preferred Dividend Proration Amendment
The Series B Preferred Dividend Proration Amendment as described in this Proposal No. 1 is intended to eliminate the Excess First Month Distribution Issue. The proposed amendment would eliminate the unintended and inequitable benefit to purchasers of newly-issued Series B Preferred Stock who, absent the Series B Preferred Dividend Proration Amendment, are entitled to receive dividends for the full month of purchase, even if the purchaser only held such shares during a portion of the full monthly dividend period. The Company estimates that the Series B Preferred Dividend Proration Amendment, if in effect during the full fiscal year 2018 and the first five (5) months of 2019, would have saved the Company approximately $570,000 in excess distributions paid to purchasers of shares of newly-issued Series B Preferred Stock. The savings by the Company as a result of the elimination the Excess First Month Distribution Issue pursuant to the proposed amendment would therefore directly increase the Company’s cash flow.
The board of directors has unanimously determined that the Series B Preferred Dividend Proration Amendment is advisable and in the best interests of the Company, and recommends that the Series B Preferred Dividend Proration Amendment as described in this Proposal 1 and as set forth in the Articles of Amendment be approved by the holders of our Common Stock at the Annual Meeting.

A complete copy of the proposed Articles of Amendment is attached as Annex A to this proxy statement. The statements made in this proxy statement regarding the Articles of Amendment should be read in conjunction with, and are qualified in their entirety by reference to, the terms of the Articles of Amendment attached to this proxy statement as Annex A.
A full copy of the Original Articles Supplementary, which classified and designated an initial 150,000 shares of our Series B Preferred Stock, is attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed by the Company with the SEC on March 1, 2016. A full copy of the Articles Supplementary increasing the total number of authorized shares of Series B Preferred Stock by an additional 75,000 is attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2017. A full copy of the Articles Supplementary increasing the total number of authorized shares of Series B Preferred Stock by an additional 500,000 is attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 20, 2017. Finally, a full copy of the Articles Supplementary increasing the total number of authorized shares of Series B Preferred Stock by an additional 500,000 is attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2018 (the “2018 Articles Supplementary”). After giving effect to the 2018 Articles Supplementary, the total number of shares of Series B Preferred Stock the Company has authority to issue is 1,225,000. There was no increase in the total number of authorized shares of stock of the Company effected by the 2018 Articles Supplementary.
Voting Requirements
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast at the Annual Meeting at which a quorum is present is required for approval of the proposed Series B Preferred Dividend Proration Amendment pursuant to this Proposal 1. For purposes of the vote on this Proposal 1, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
However, under the NYSE American rules, brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will be obligated to deliver a non-vote. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 1.
If Proposal 1 is not approved, but Proposal 2, as set forth below (which proposes to reduce the number of trading days to be utilized in calculating the redemption price of the Series B Preferred Stock and reduce the notice period for redemptions by the Company thereof), is approved, the Articles of Amendment will be revised and our charter will be amended only as described in Proposal 2. In either case, however, our charter will continue in effect, and we may continue to issue additional shares of Series B Preferred Stock.
As such, holders of our Common Stock are urged to vote “FOR” this Proposal 1, or to instruct their brokers to do so on their behalf.
For the avoidance of doubt, holders of the Company’s Series B Preferred Stock are not entitled to vote at the Annual Meeting. The Company’s Class A Common Stock and Class C Common Stock are the only classes of the Company’s securities entitled to vote at the Annual Meeting.
Material Features of the Series B Preferred Stock
Under the current charter (and prior to the adoption of the Series B Preferred Dividend Proration Amendment pursuant to Proposal 1 and/or the Series B Preferred Redemption Amendment pursuant to Proposal 2, if either or both such proposals are approved by our stockholders pursuant to the requirements set forth herein), our board of directors, including our independent directors, has classified and designated out of the authorized and unissued shares of our preferred stock, a series of redeemable preferred stock, designated as the Series B Preferred Stock with the material terms described below. The description of our Series B Preferred Stock contained herein does not purport to be complete and is qualified in its entirety by reference to the Original Articles Supplementary for our Series B Preferred Stock, which have been filed with the SEC.

Rank.   Our Series B Preferred Stock ranks, with respect to dividend rights and rights upon our liquidation, winding-up or dissolution:
•
senior to all classes or series of our Common Stock, and to any other class or series of our capital stock issued in the future unless the terms of that capital stock expressly provide that it ranks senior to, or on parity with, the Series B Preferred Stock;

•
on parity with any class or series of our capital stock, the terms of which expressly provide that it will rank on parity with the Series B Preferred Stock, including the Company’s 8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), the Company’s 7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock”), and the Company’s 7.125% Series D Cumulative Preferred Stock, $0.01 par value per share (the “Series D Preferred Stock”); and

•
junior to any other class or series of our capital stock, the terms of which expressly provide that it will rank senior to the Series B Preferred Stock, none of which exists on the date hereof, and subject to payment of or provision for our debts and other liabilities.

Subject to the Cetera Side Letter (as hereinafter defined), holders of Common Stock will receive additional distributions from the sale of a property (in excess of their capital attributable to the asset sold) before the holders of Series B Preferred Stock receive a return of their capital.
Stated Value.   Each share of Series B Preferred Stock has an initial “Stated Value” of  $1,000, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting our Series B Preferred Stock, as set forth in the Articles Supplementary for our Series B Preferred Stock.
Dividends.   Subject to the preferential rights of the holders of any class or series of our capital stock ranking senior to our Series B Preferred Stock, if any such class or series is authorized in the future, the holders of Series B Preferred Stock are entitled to receive, when and as authorized by our board of directors and declared by us out of legally available funds, cumulative cash dividends on each share of Series B Preferred Stock at an annual rate of six percent (6%) of the Stated Value. Dividends on each share of Series B Preferred Stock will begin accruing on, and will be cumulative from, the date of issuance. We expect to authorize and declare dividends on the Series B Preferred Stock on a monthly basis, payable on the 5th day of the month to holders of record on the 25th day of the prior month (or if such day is not a business day, on the next succeeding business day, with the same force and effect as if made on such date), unless our results of operations, our general financing conditions, general economic conditions, applicable provisions of Maryland law or other factors make it imprudent to do so. The timing and amount of such dividends will be determined by our board of directors, in its sole discretion, and may vary from time to time.
Dividends will accrue and be paid on the basis of a 360-day year consisting of twelve 30-day months. Dividends on the Series B Preferred Stock will accrue and be cumulative from the end of the most recent dividend period for which dividends have been paid, or if no dividends have been paid, from the date of issuance. Dividends on the Series B Preferred Stock will accrue whether or not (i) we have earnings, (ii) there are funds legally available for the payment of such dividends and (iii) such dividends are authorized by our board of directors or declared by us. Accrued dividends on the Series B Preferred Stock will not bear interest.
Holders of our shares of Series B Preferred Stock are not entitled to any dividend in excess of full cumulative dividends on our shares of Series B Preferred Stock. Unless full cumulative dividends on our shares of Series B Preferred Stock, Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock for all past dividend periods have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment, we will not:
•
declare and pay or declare and set apart for payment dividends or declare and make any other distribution of cash or other property (other than dividends or distributions paid in shares of stock ranking junior to the Series B Preferred Stock as to the dividend rights or rights on our liquidation, winding-up or dissolution, and options, warrants or rights to purchase such shares), directly or indirectly, on or with respect to any shares of our Common Stock or any class or series of our stock ranking junior to or on parity with the Series B Preferred Stock as to dividend rights or rights on our liquidation, winding-up or dissolution for any period; or
•
except by conversion into or exchange for shares of stock ranking junior to the Series B Preferred Stock as to dividend rights or rights on our liquidation, winding-up or dissolution, or options, warrants or rights to purchase such shares, redeem, purchase or otherwise acquire (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan) for any consideration, or pay or make available any monies for a sinking fund for the redemption of, any Common Stock or any class or series of our stock ranking junior to or on parity with the Series B Preferred Stock as to dividend rights or rights on our liquidation, winding-up or dissolution.

To the extent necessary to preserve our status as a REIT, the foregoing sentence, however, will not prohibit declaring or paying or setting apart for payment any dividend or other distribution on our Common Stock or any class or series of our stock ranking junior to or on parity with the Series B Preferred Stock as to dividend rights or rights on our liquidation, winding-up or dissolution for any period.
Holders of the Series B Preferred Stock are not eligible to participate in the Company’s dividend reinvestment plan.
Redemption at Option of Holders.   Beginning on the date of original issuance of the shares of Series B Preferred Stock to be redeemed, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to the Stated Value, initially $1,000 per share, less a 13.0% redemption fee, plus an amount equal to any accrued but unpaid dividends.
Beginning one year from the date of original issuance of the shares of our Series B Preferred Stock to be redeemed, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to the Stated Value, initially $1,000 per share, less a 10% redemption fee, plus an amount equal to any accrued but unpaid dividends.
Beginning three years from the date of original issuance of the shares of our Series B Preferred Stock to be redeemed, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to the Stated Value, initially $1,000 per share, less a 5% redemption fee, plus an amount equal to any accrued but unpaid dividends.
Beginning four years from the date of original issuance of the shares of our Series B Preferred Stock to be redeemed, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to the Stated Value, initially $1,000 per share, less a 3% redemption fee, plus an amount equal to any accrued but unpaid dividends.
Beginning five years from the date of original issuance of the shares of our Series B Preferred Stock to be redeemed, holders will have the right to require the Company to redeem such shares of Series B Preferred Stock at a redemption price equal to 100% of the Stated Value, initially $1,000 per share, plus an amount equal to any accrued but unpaid dividends.
If a holder of Series B Preferred Stock causes the Company to redeem such shares of Series B Preferred Stock, we have the right, in our sole discretion, to pay the redemption price in cash or in equal value of shares of our Class A Common Stock, based on the volume weighted average price per share of our Class A Common Stock for the 20 trading days prior to the redemption.
The terms of the holder redemption option are set forth in the articles supplementary for the Series B Preferred Stock and cannot be modified, changed or suspended except by a vote of our Common Stockholders. However, our ability to redeem shares of Series B Preferred Stock in cash may be limited to the extent that we do not have sufficient funds available to fund such cash redemption. Further, our obligation to redeem any of the shares of Series B Preferred Stock submitted for redemption in cash may be restricted by Maryland law.
Optional Redemption Following Death of a Holder.   Subject to restrictions, beginning on the date of original issuance and ending two years thereafter, we will redeem shares of Series B Preferred Stock held by a natural person upon his or her death at the written request of the holder’s estate at a redemption price equal to the Stated Value, plus accrued and unpaid dividends thereon through and including the date of redemption. Upon any such redemption request from a holder’s estate, we have the right, in our sole discretion, to pay the redemption price in cash or in equal value of shares of our Class A Common Stock, based on the volume weighted average price per share of our Class A Common Stock for the 20 trading days prior to the date of redemption. Our ability to redeem shares of Series B Preferred Stock in cash may be limited to the extent that we do not have sufficient funds available to fund such cash redemption. Further, our obligation to redeem any of the shares of Series B Preferred Stock submitted for redemption in cash may be restricted by Maryland law.
Optional Repurchase Following Death of a Holder.   Subject to restrictions, beginning on the second anniversary of the date of original issuance and ending three years thereafter, we will repurchase shares of Series B Preferred Stock held by a natural person upon his or her death at the written request of the holder’s estate, without payment of a repurchase fee, at a repurchase price equal to the Stated Value, plus accrued and unpaid dividends thereon through and including the date of repurchase; provided, however, that our obligation to repurchase any of the shares of Series B Preferred Stock is limited to the extent that the terms and provisions of any agreement to which we are a party prohibits such repurchase or provides that such repurchase would constitute a breach thereof or a default thereunder. Upon any such repurchase request from a holder’s estate, we have the right, in our sole discretion, to pay the repurchase price in cash or in equal value of shares of our Class A Common Stock, based on the volume weighted average price per share of our Class A Common Stock for the 20 trading days prior to the date of repurchase. Our ability to repurchase shares of Series B Preferred Stock in cash may be limited to the extent that we do not have sufficient funds available to fund such cash repurchase. Our obligation to repurchase any of the shares of Series B Preferred Stock submitted for repurchase in cash may be further restricted by Maryland law.
Optional Redemption by the Company.   Beginning two years from the date of original issuance of the shares of Series B Preferred Stock to be redeemed, we will have the right to redeem any or all such shares of Series B Preferred Stock. We will redeem such shares of Series B Preferred Stock at a redemption price equal to 100% of the Stated Value per share of Series B Preferred Stock, plus an amount equal to any accrued but unpaid dividends. We have the right, in our sole discretion, to pay the redemption price in cash or in equal value of shares of our Class A Common Stock, based on the volume weighted average price per share of our Class A Common Stock for the 20 trading days prior to the redemption, in exchange for the Series B Preferred Stock.
We may exercise our redemption right by delivering a written notice thereof to all, but not less than all, of the holders of Series B Preferred Stock to be redeemed. A notice of redemption shall be irrevocable. Each such notice will state the date on which the redemption by us shall occur, which date will be 30 days following the notice date.
Change of Control Redemption by the Company.   Upon the occurrence of a Change of Control (as defined below), we will be required to redeem all outstanding shares of the Series B Preferred Stock in whole within 60 days after the first date on which such Change of Control occurred, in cash at a redemption price of  $1,000 per share, plus an amount equal to all accrued and unpaid dividends, if any, to and including the redemption date; provided, however, that if the Maryland law solvency tests prohibit us from paying the full redemption price in cash, then we will pay such portion as would otherwise violate the solvency tests in shares of our Class A Common Stock to holders of the Series B Preferred Stock on a pro rata basis, based on the volume weighted average price per share of our Class A Common Stock for the 20 trading days prior to the redemption. Further, our obligation to redeem any of the shares of Series B Preferred Stock in cash may be restricted by Maryland law.
We will mail to you, if you are a record holder of the Series B Preferred Stock, a notice of redemption no fewer than 15 days nor more than 30 days before the redemption date. We will send the notice to your address shown on our stock transfer books. A failure to give notice of redemption or any defect in the notice or in its mailing will not affect the validity of the redemption of any Series B Preferred Stock except as to the holder to whom notice was defective. Each notice will state the following:
•
the redemption date;

•
the redemption price;

•
the number of shares of Series B Preferred Stock to be redeemed;

•
DTC’s procedures for book entry transfer of Series B Preferred Stock for payment of the redemption price;

•
that dividends on the shares of Series B Preferred Stock to be redeemed will cease to accrue on such redemption date;

•
that payment of the redemption price and an amount equal to any accrued and unpaid dividends will be made upon book entry transfer of such Series B Preferred Stock in compliance with DTC’s procedures; and

•
that the Series B Preferred Stock is being redeemed pursuant to our mandatory redemption in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control.

If we have given a notice of redemption and have set apart sufficient funds for the redemption in trust for the benefit of the holders of the Series B Preferred Stock called for redemption, then from and after the redemption date, those shares of Series B Preferred Stock will be treated as no longer being outstanding, no further dividends will accrue and all other rights of the holders of those shares of Series B Preferred Stock will terminate. The holders of those shares of Series B Preferred Stock will retain their right to receive the redemption price for their shares and an amount equal to all accrued and unpaid dividends, if any, to and including the redemption date, without interest.
The holders of Series B Preferred Stock at the close of business on a dividend record date will be entitled to receive the dividend payable with respect to the Series B Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series B Preferred Stock between such record date and the corresponding payment date or our default in the payment of the dividend due. Except as provided above, we will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series B Preferred Stock to be redeemed.
A “Change of Control” is when, after the original issuance of the Series B Preferred Stock, any of the following has occurred and is continuing:
•
a “person” or “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than our company, its subsidiaries, and its and their employee benefit plans, has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of our common equity representing more than 50% of the total voting power of all outstanding shares of our common equity that are entitled to vote generally in the election of directors (“Voting Stock”); provided, that notwithstanding the foregoing, such a transaction will not be deemed to involve a Change of Control if  (i) we become a direct or indirect wholly-owned subsidiary of a holding company and (ii) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction;

•
consummation of any share exchange, consolidation or merger of our company or any other transaction or series of transactions pursuant to which our Class A Common Stock will be converted into cash, securities or other property, (1) other than any such transaction where the shares of our Class A Common Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Common Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction, and (2) expressly excluding any such transaction preceded by our company’s acquisition of the capital stock of another company for cash, securities or other property, whether directly or indirectly through one of our subsidiaries, as a precursor to such transaction; or

•
Continuing Directors cease to constitute at least a majority of our board of directors.

“Continuing Director” means a director who either was a member of our board of directors on February 24, 2016 or who becomes a member of our board of directors subsequent to that date and whose appointment, election or nomination for election by our stockholders was duly approved by a majority of the continuing directors on our board of directors at the time of such approval, either by a specific vote or by approval of the proxy statement issued by our company on behalf of our board of directors in which such individual is named as nominee for director.
Liquidation Preference.   Upon any voluntary or involuntary liquidation, dissolution or winding-up of our affairs, before any distribution or payment shall be made to holders of our Common Stock or any other class or series of capital stock ranking junior to our shares of Series B Preferred Stock, the holders of shares of Series B Preferred Stock will be entitled to be paid out of our assets legally available for distribution to our stockholders, after payment or provision for our debts and other liabilities, a liquidation preference equal to the Stated Value per share, plus an amount equal to any accrued and unpaid dividends (whether or not declared) to and including the date of payment, pari passu with the holders of shares of any other class or series of our capital stock ranking on parity with the Series B Preferred Stock, including the Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, as to the liquidation preference and accrued but unpaid dividends they are entitled to receive.
After payment of the full amount of the liquidating distributions to which they are entitled, the holders of our shares of Series B Preferred Stock will have no right or claim to any of our remaining assets. Our consolidation or merger with or into any other corporation, trust or other entity, the consolidation or merger of any other corporation, trust or entity with or into us, the sale or transfer of any or all our assets or business, or a statutory share exchange will not be deemed to constitute a liquidation, dissolution or winding-up of our affairs.
In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of our stock or otherwise, is permitted under Maryland law amounts that would be needed, if we were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of the Series B Preferred Stock will not be added to our total liabilities.
Voting Rights.   Other than in limited circumstances, our Series B Preferred Stock has no voting rights, except as set forth in the Cetera Side Letter.
Exchange Listing.   We do not plan on making an application to list the shares of our Series B Preferred Stock on the NYSE American, any other national securities exchange or any other nationally recognized trading system. Our Class A Common Stock, and our Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, are listed on the NYSE American.
Series B Preferred Stock and the Cetera Side Letter
On February 6, 2017, we entered into a side letter agreement with Cetera Financial Group, Inc. (“Cetera”), on behalf of itself and its affiliated broker dealers who have been engaged to offer and sell the Series B Preferred Stock (the “Cetera Side Letter”), to provide certain additional protections to the holders of Series B Preferred Stock, in addition to those provided under our charter.
The following description of the Cetera Side Letter is a summary and is qualified in its entirety by the terms set forth in the Cetera Side Letter, a copy of which has been filed with the SEC.
Dividend Coverage Ratio
Under the terms of the Cetera Side Letter, we have agreed, for so long as shares of Series B Preferred Stock remain outstanding, to maintain a Dividend Coverage Ratio (as defined below) of not less than 1.1:1, or the Coverage Requirement, as of the end of each calendar quarter. Within five business days following the filing of our Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, for such calendar quarter (each, a Testing Date), we shall deliver a written certificate to Cetera (i) certifying and demonstrating by calculation that we met the Coverage Requirement as of the end of the applicable calendar quarter and (ii) certifying that we are reasonably expected to maintain the Dividend Coverage Ratio for the subsequent calendar quarter based solely on information known to our Chief Executive Officer, Chief Accounting Officer and Chief Financial Officer, as applicable, as of such Testing Date. If we are not able to make both of these representations, then following such Testing Date, we will not be permitted to issue any additional preferred stock other than stock ranking junior to the Series B Preferred

Stock with respect to any other distributions or liquidation rights upon voluntary or involuntary liquidation, dissolution or winding up of our affairs, or Junior Stock, nor to make any voluntary distributions on shares of our Common Stock or any other class of Junior Stock (except as required to maintain our qualification as a REIT for federal income tax purposes) until and unless the Coverage Requirement is certified in a subsequent certificate.
For purposes of the Cetera Side Letter, the Dividend Coverage Ratio shall equal: (A) our Adjusted Funds from Operations, or AFFO, calculated in accordance with commonly accepted industry standards and further adjusted to add back the expense of all preferred dividends, for the two most recent quarters, plus the sum of: (1) the product of  (a)(i) unrestricted cash on our balance sheet as reflected in our Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, filed at such Testing Date, or the Current Filing, minus (ii) an amount equal to the greater of  $5,000,000 or 5.0% of the amount in subclause (i) (provided, if such calculation would cause the amount to be negative, it will instead be equal to zero), multiplied by (b) a 5.0% annualized rate of return over such quarterly period, and (2) the product of (a)(i) unrestricted cash on our balance sheet as reflected in the filing filed immediately preceding the Current Filing, minus (ii) an amount equal to the greater of  $5,000,000 or 5.0% of the amount in subclause (i) (provided, if such calculation would cause the amount to be negative, it will instead be equal to zero), multiplied by (b) a 5.0% annualized rate of return over such quarterly period; over (B) the amount of preferred dividends required to be distributed to the Series B Holders and any preferred stock the terms of which expressly provide that it ranks (x) on parity with the Series B Preferred Stock, or the Parity Preferred Stock, or (y) senior to the Series B Preferred Stock, in either case with respect to any other distributions or liquidation rights upon voluntary or involuntary liquidation, dissolution or winding up of our affairs for such quarters without any breach, default or deferral with respect to any such distributions.
Voting Rights
Under the terms of the Cetera Side Letter, for so long as any shares of Series B Preferred Stock remain outstanding and subject to be called for redemption, in addition to any other vote or consent of stockholders required by our charter, the affirmative vote or consent of a majority of the votes cast by the Series B Holders and the holders of Parity Preferred Stock upon which voting rights have been conferred and are exercisable as described herein (together, the Parity Holders), voting together as a single class, at a meeting at which a majority of the outstanding shares of Parity Preferred Stock are present, in person or by proxy, shall be required to (a) authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of our capital stock ranking senior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, or Series D Preferred Stock with respect to dividend rights and rights upon our liquidation, dissolution or winding up (any such senior stock, the Senior Stock), (b) reclassify any authorized shares of our capital stock into Senior Stock, or (c) create, authorize or issue any obligation or security convertible into, or evidencing the right to purchase, Senior Stock (collectively, the Parity Preferred Voting Right). Each share of Series B Preferred Stock is entitled to one vote per $1,000.00 of liquidation preference, and each other share of Parity Preferred Stock is entitled to one vote per $1,000.00 of liquidation preference. The Series B Holders otherwise have no voting rights.
At any time when the Parity Preferred Voting Right applies, a proper officer of the company shall call or cause to be called a special meeting of the Parity Holders by mailing or causing to be mailed to such Parity Holders a notice of such special meeting to be held not fewer than ten (10) nor more than forty-five (45) days after the date such notice is given. The record date for determining Parity Holders of the Parity Preferred Stock entitled to notice of and to vote at such special meeting will be the close of business on the third business day preceding the day on which such notice is mailed. Notice of all meetings at which Series B Holders shall be entitled to vote will be given to such Series B Holders at their addresses as they appear in our transfer records, and to Cetera at the address specified in the Cetera Side Letter.
Further Protections
For so long as any shares of Series B Preferred Stock remain outstanding, we have agreed under the Cetera Side Letter as follows: (1) neither we, the Operating Partnership, nor any controlled subsidiary thereof may take any corporate action that restricts our ability to redeem Series B Preferred Stock with shares of the our Class A Common Stock, or that is intended to or that could be reasonably expected to cause the rights of the Series B Holders under the Cetera Side Letter to be terminated or materially, adversely affected; and (2) we will not sell an asset if such sale would cause us to fail to meet the Coverage Requirement, unless such sale is reasonably necessary for us to maintain our qualification as a REIT for federal income tax purposes, as determined by a majority of our independent directors.
The Board of Directors recommends that you vote “FOR” Proposal 1.
To eliminate the Excess First Month Distribution Issue such that purchasers of Series B Preferred Stock who have held their newly-issued shares for only a portion of the monthly dividend period will be entitled to dividends for only the portion of the month of initial issuance during which such shares are actually held, our board of directors has unanimously determined that the Series B Preferred Dividend Proration Amendment is advisable and in the best interests of the Company, and recommends that the Series B Preferred Dividend Proration Amendment as described in this Proposal 1 and as set forth in the Articles of Amendment, be approved by the holders of our Common Stock at the Annual Meeting.
Vote Required
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast at the Annual Meeting at which a quorum is present is required to approve the proposed Series B Preferred Dividend Proration Amendment pursuant to this Proposal 1.
For purposes of the vote on this Proposal 1, both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
However, under the NYSE American rules, brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will be obligated to deliver a non-vote. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 1.
If this Proposal 1 is not approved, and Proposal 2 (which proposes to reduce the number of trading days to be utilized in calculating the redemption price of the Series B Preferred Stock and reduce the notice period for redemptions by the Company thereof) is approved, the Articles of Amendment will be revised and our charter will be amended only as described in Proposal 2. In either case, however, our charter will continue in effect, and we may continue to issue additional shares of Series B Preferred Stock.
As such, holders of our Common Stock are urged to vote “FOR” Proposal 1 or to instruct their brokers to do so on their behalf.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SERIES B PREFERRED DIVIDEND PRORATION AMENDMENT.

PROPOSAL 2
APPROVAL OF SERIES B PREFERRED REDEMPTION AMENDMENT
Amendment to the Company’s Charter: Reduce Trading Days Utilized in Calculating Redemption Price of Series B Preferred Stock and Notice Period for Company Redemption Thereof
The Company’s charter currently provides that, upon a redemption of Series B Preferred Stock, the price at which such shares are redeemed (in cash or in equal value of shares of Class A Common Stock, in the Company’s sole discretion) is to be calculated based on the volume-weighted average price (the “VWAP”) of the Class A Common Stock for the twenty (20) trading days prior to the redemption date (the “20-Day VWAP”). However, the 20 Day VWAP calculation may not accurately account for fluctuation in the price of the Class A Common Stock based on its performance over such 20-day period, and thus may either (i) undervalue the Class A Common Stock as of the redemption date and thereby overcompensate the Series B Preferred Stockholders whose shares of Series B Preferred Stock are being redeemed, resulting in the inequitable dilution of the ownership interests of existing holders of Class A Common Stock, or (ii) inflate the value of the Class A Common Stock as of the redemption date and thereby undercompensate the redeeming Series B Preferred Stockholders (the “Redemption Price Calculation Issue”).
To rectify the Redemption Price Calculation Issue, on July 18, 2019, the board of directors approved an amendment to our charter as set forth in the Articles of Amendment, subject to approval by the holders of our Common Stock, to delete existing Sections 2(g), 6(b), 7(b), 8(b), and 9(a) of the Original Articles Supplementary in their entirety, and insert in their respective places new Sections 2(g), 6(b), 7(b), 8(b), and 9(a) to reduce the number of trading days to be utilized in calculating the redemption price at which shares of Series B Preferred Stock are redeemed and to reduce the notice period for redemptions by the Company thereof  (the “Series B Preferred Redemption Amendment”). If this Proposal 2 is approved by the holders of our Common Stock, the proposed Series B Preferred Redemption Amendment would require the redemption price applicable upon redemption of any shares of Series B Preferred Stock to be based on the closing price of the Class A Common Stock on the single trading day prior to the redemption date, such that the redemption price will more accurately reflect the fair market value of the Class A Common Stock as of the date of redemption. In addition, the proposed amendment will reduce the notice period for redemptions of the Series B Preferred Stock initiated by the Company from up to thirty (30) days to no less than fourteen (14) days, such that the Company would be required to provide notice of any such redemption to the holders of the shares of Series B Preferred Stock to be redeemed no less than fourteen (14) days prior to the redemption date, so that the Company will be able to evaluate market conditions with respect to any redemption of shares of Series B Preferred Stock initiated by the Company closer to the actual date of redemption.
Purpose and Effect of the Series B Preferred Redemption Amendment
The Series B Preferred Redemption Amendment as described in this Proposal No. 2 is intended to facilitate efficiency of the redemption process to the benefit of the holders of the Series B Preferred Stock, and eliminate the Redemption Price Calculation Issue in support of the Company’s efforts to grow its market capitalization.
Shares of Series B Preferred Stock may be eligible for redemption at the option of the holder or the holder’s estate pursuant to the provisions regarding “Redemption at Option of Holders” and “Optional Redemption Following Death of a Holder,” and may be subject to redemption initiated by the Company pursuant to the provisions regarding “Optional Redemption by the Company” and “Change of Control Redemption by the Company” (all such provisions, collectively, the “Redemption Provisions”). In addition, shares of Series B Preferred Stock may be eligible for submission to the Company for repurchase at the option of the holder’s estate pursuant to the provision regarding “Optional Repurchase Following Death of a Holder” (the “Repurchase Provision”). Each of the Redemption Provisions and the Repurchase Provision are described above under “Proposal 1 — Approval of Series B Preferred Dividend Proration Amendment — Material Features of the Series B Preferred Stock.”

Currently, the redemption price applicable to any redemption of shares of Series B Preferred Stock pursuant to the Redemption Provisions is calculated based on the 20-Day VWAP. If this Proposal 2 is approved by the holders of our Common Stock, then the redemption price applicable to any such redemptions will instead be based on the closing price of the Class A Common Stock on the single trading day prior to the redemption date.
Unlike the Redemption Provisions, the Repurchase Provision does not arise from the Company’s charter. The Repurchase Provision was instead adopted by the board of directors to provide additional liquidity for the estate of a holder of Series B Preferred Stock who is a natural person upon his or her death for the period beginning on the second anniversary of the issuance date of such shares of Series B Preferred Stock (the “Issue Date”) and ending three years later, without payment of a repurchase fee. Currently, the repurchase price applicable to any repurchase of Series B Preferred Stock pursuant to the Repurchase Provision is calculated based on the same 20-Day VWAP currently applicable to the Redemption Provisions. To maintain alignment between the Redemption Provisions and the Repurchase Provision, the board of directors has approved an amendment to the Repurchase Provision, which will become effective only in the event the holders of our Common Stock approve this Proposal 2. In such event, the repurchase price applicable to any repurchases under the Repurchase Provision (like the redemption price applicable to any redemptions under the Redemption Provisions) will instead be calculated based on the closing price of the Class A Common Stock on the single trading day prior to the repurchase date.
In addition, for any redemption initiated by the Company pursuant to the “Optional Redemption by the Company” provision, the Company is currently required to provide 30 days written notice thereof to all holders of the Series B Preferred Stock to be so redeemed. Further, for any redemption initiated by the Company pursuant to the “Change of Control Redemption by the Company” provision, the Company is currently required to provide no fewer than 15 days nor more than 30 days’ notice thereof to all record holders of Series B Preferred Stock, If this Proposal 2 is approved by the holders of our Common Stock, then for any such redemption, the Company will instead be required to provide no fewer than 14 days’ notice thereof to the relevant holders of Series B Preferred Stock. This reduction in notice period is intended to enable the Company to evaluate market conditions closer to the date of any redemption initiated by the Company of shares of Series B Preferred Stock, which will likely reflect a more accurate representation of the projected value of such redemption.
The board of directors has unanimously determined that the Series B Preferred Redemption Amendment is advisable and in the best interests of the Company and its stockholders, and recommends that the Series B Preferred Redemption Amendment as described in this Proposal 2 and as set forth in the Articles of Amendment, be approved by the holders of our Common Stock at the Annual Meeting.
A complete copy of the proposed Articles of Amendment to our charter is attached as Annex A to this proxy statement. The statements made in this proxy statement regarding the Articles of Amendment should be read in conjunction with and are qualified in their entirety by reference to the terms of the Articles of Amendment to our charter attached to this proxy statement as Annex A.
A summary description of the material terms of the Series B Preferred Stock is set forth above under “Proposal 1 — Approval of Series B Preferred Dividend Proration Amendment — Material Features of the Series B Preferred Stock.”
The Board of Directors recommends that you vote “FOR” Proposal 2.
Our board of directors has unanimously determined that the Series B Preferred Redemption Amendment is advisable and in the best interests of the Company, and recommends that the Series B Preferred Redemption Amendment as described in this Proposal 2 and as set forth in the Articles of Amendment, be approved by the holders of our Common Stock at the Annual Meeting.
Voting Requirements
Under our charter, the affirmative vote of a majority of all of the votes entitled to be cast at the Annual Meeting at which a quorum is present is required to approve the proposed Series B Preferred Redemption Amendment pursuant to this Proposal 2. For purposes of the vote on this Proposal 2, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

However, under the NYSE American rules, brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will be obligated to deliver a non-vote. Abstentions, broker non-votes and other shares not voted will have the same effect as votes “against” this Proposal 2.
If this Proposal 2 is not approved, and Proposal 1 (which proposes to provide for the proration of dividends payable on the Company’s Series B Preferred Stock) is approved, the Articles of Amendment will be revised and our charter will be amended only as described in Proposal 1. In either case, however, our charter will continue in effect, and we may continue to issue additional shares of Series B Preferred Stock
As such, holders of our Common Stock are urged to vote “FOR” this Proposal 2, or to instruct their brokers to do so on their behalf.
For the avoidance of doubt, holders of the Company’s Series B Preferred Stock are not entitled to vote at the Annual Meeting. The Company’s Class A Common Stock and Class C Common Stock are the only classes of the Company’s securities entitled to vote at the Annual Meeting.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SERIES B PREFERRED REDEMPTION AMENDMENT.

PROPOSAL 3
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of all five members of our board of directors. Our charter and bylaws provide that the number of our directors may be established by a majority of the entire board of directors but may not be fewer than the minimum number required by the Maryland General Corporation Law. Our bylaws further provide that the number of our directors may not be more than fifteen (15). In June 2019, Brian D. Bailey notified the board of his resignation from his position as a director of the Company, effective June 21, 2019. To fill the vacancy resulting from Mr. Bailey’s resignation, on June 21, 2019, based upon the recommendation of the nominating and corporate governance committee, the Board elected Kamal Jafarnia as a director with immediate effect, to serve for the remaining term of the Company’s current directors until the Annual Meeting and when his successor is duly elected and qualifies.
As a result, we currently have the following five (5) directors, including four independent directors: R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The term of each such incumbent director expires at the Annual Meeting or when his or her respective successor is duly elected and qualifies.
Effective June 21, 2019, upon the recommendation of the nominating and corporate governance committee (which is comprised solely of independent directors), our board of directors nominated incumbent directors R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio to stand for re-election for the five director positions at the Annual Meeting, with each to hold office until our annual meeting of stockholders in 2020 and until his or her respective successor is duly elected and qualifies.
Each of the five nominees has consented to serve until the 2020 annual meeting of stockholders and has consented to be named in this proxy statement. If for any reason any of the nominees becomes unavailable for election, our board of directors may designate a substitute nominee. In such case, the persons named as proxies in the accompanying proxy card will vote for the substitute nominee designated by our board of directors. Alternatively, our board of directors may reduce the size of the board of directors, or leave the position vacant.
Nominees for Election — Directors’ Backgrounds and Qualifications
We have provided below certain information about each nominee for election as a director.
Name	Position(s)	Age*	Year First Became a Director
R. Ramin Kamfar	Chairman of the Board, Chief Executive Officer	55	2008
I. Bobby Majumder	Independent Director	50	2009
Romano Tio	Independent Director	59	2009
Elizabeth Harrison	Independent Director	54	2018
Kamal Jafarnia	Independent Director	52	2019

*
As of July 1, 2019.

R. Ramin Kamfar has served as a member of our board of directors, including as Chairman of the Board, since August 2008.
Mr. Kamfar serves as our Chairman of the Board and as our Chief Executive Officer. Mr. Kamfar also served as our President from April 2014 until October 2017. Mr. Kamfar also served as Chief Executive Officer of our former advisor, Bluerock Multifamily Advisor, LLC, from August 2008 to February 2013. He has also served as the Chairman of the Board and Chief Executive Officer of Bluerock since its inception in October 2002, where he has overseen the acquisition and development of approximately 25,200 apartment units, and over 2.5 million square feet of office space. In addition, Mr. Kamfar has served as Chairman of the Board of Trustees and as a Trustee of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock, since 2012. Mr. Kamfar has approximately 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. From 1988 to 1993, Mr. Kamfar worked as an investment banker at Lehman Brothers Inc., New York, New York, where he specialized in mergers and acquisitions and corporate finance. In 1993 Mr. Kamfar left Lehman to focus on private equity transactions, and from 1993 to 2002, Mr. Kamfar executed a growth/consolidation strategy to build a startup into a leading public company in the ‘fast casual’ market now known as Einstein Noah Restaurant Group, Inc. with approximately 800 locations and $400 million in gross revenues. From 1999 to 2002, Mr. Kamfar also served as an active investor, advisor and member of the Board of Directors of Vsource, Inc., a technology company subsequently sold to Symphony House (KL: SYMPHNY), a leading business process outsourcing company focused on the Fortune 500 and Global 500. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with distinction in Finance in 1985 from the University of Maryland located in College Park, Maryland.
Mr. Kamfar’s knowledge of the Company based on his years of service, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Kamfar should continue to serve as a member of our board of directors.
I. Bobby Majumder has served as one of our independent directors since January 2009.
In addition, since May 2017, Mr. Majumder has served as our lead independent director and presides over executive sessions of our non-employee directors. Mr. Majumder is a partner at the law firm of Reed Smith, where he serves as the co-office managing partner of the firm’s Dallas office and firmwide co-head of the firm’s India practice. Prior to Reed Smith, Mr. Majumder was a partner at the law firm of Perkins Coie until May 2019, where he served as the Managing Partner of the firm’s Dallas office and firmwide Co-Chair of its India practice. Mr. Majumder specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the firm of Gardere Wynne Sewell LLP. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock, since July 2012. He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associates Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder received a J.D. degree in 1993 from Washington and Lee University School of Law, located in Lexington, Virginia, and a B.A. degree in 1990 from Trinity University, located in San Antonio, Texas.
Mr. Majumder’s experience as a partner at Reed Smith and his legal education, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Majumder should continue to serve as a member of our board of directors.
Romano Tio has served as one of our independent directors since January 2009.
In addition, from February 2016 to May 2017, Mr. Tio served as our lead independent director and presided over executive sessions of our non-employee directors. Mr. Tio serves as Senior Managing Director at Ackman-Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate sales and brokerage for 25 years. Mr. Tio also has served as an independent Trustee of the Board of Trustees of Total Income (plus) Real

Estate Fund, a closed-end interval fund organized by Bluerock, since July 2012. Mr. Tio served as an independent member of the Board of Directors of Yangtze River Development Ltd. from January 2016 until February 2017. Mr. Tio received a B.S. degree in Biochemistry in 1982 from Hofstra University located in Hempstead, New York.
Mr. Tio’s knowledge of the real estate industry, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Tio should continue to serve as a member of our board of directors.
Elizabeth Harrison has served as one of our independent directors since July 2018.
Ms. Harrison has over 23 years of branding and marketing experience. Ms. Harrison serves as the CEO and Principal of Harrison & Shriftman (“H&S”), a full-service marketing, branding and public relations agency with offices in New York, Miami and Los Angeles, which she co-founded in 1995. In 2003, Ms. Harrison organized the sale of H&S to Omnicom Group (NYSE: OMC), a leading global marketing and corporate communications company, and continued to serve as CEO where she is responsible for the company’s operations and strategic development, while overseeing communications, partnerships and marketing for clients that include real estate developers, luxury hotel properties and travel technology companies on a global level. In 2011, H&S became the complementary sister-agency of Ketchum, a leading global communications consultancy. Ms. Harrison is the co-author of several books and is frequently invited to share her luxury branding expertise at high-profile conferences and summits, most recently including Harvard’s 5th Annual CEO Roundtable: Building Leading Brands and Driving Growth. Ms. Harrison has also served as a panelist for Step Up Women’s Network’s “View from the Top” seminar. Ms. Harrison has served on the boards of Love Heals and the Alison Gertz Foundation for AIDS Education, and also works closely with the Ars Nova Theater Group. Ms. Harrison received a B.A. degree in 1986 from Sarah Lawrence College, located in Bronxville, New York.
Ms. Harrison’s extensive leadership and entrepreneurial experience, background in luxury branding and marketing, and additional experience noted above led the nominating and corporate governance committee to conclude Ms. Harrison should serve as a member of our board of directors.
Kamal Jafarnia has served as one of our independent directors since June 2019.
Mr. Jafarnia currently serves as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc., which position he has held since October 2018, and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2006 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors of Ashford Hospitality Trust, Inc. (NYSE: AHT) since January 2013. Mr. Jafarnia received an LL.M. in Securities and Financial Regulation in 2011 from Georgetown University Law Center, located in Washington, D.C., a J.D. degree in 1992 from Temple University, located in Philadelphia, Pennsylvania, and a B.A. degree in Economics and Government in 1988 from the University of Texas at Austin.
Mr. Jafarnia’s legal background and public company experience, as well as the additional experience described above, led the nominating and corporate governance committee to conclude Mr. Jafarnia should serve as a member of our board of directors.

The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required
Under our bylaws, the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is required for the election of the directors. This means that the director nominees with the most votes are elected, up to the number of directors to be elected. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ALL FIVE NOMINEES
LISTED FOR ELECTION AS DIRECTORS.

CORPORATE GOVERNANCE
The Board of Directors
We operate under the direction of our board of directors. The board of directors oversees our operations and makes all major decisions concerning our business.
Board Leadership Structure
The board of directors is currently composed of R. Ramin Kamfar, our Chief Executive Officer, and four independent directors: Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The board composition and our corporate governance guidelines ensure strong oversight by independent directors. The board of directors’ audit committee, compensation committee and nominating and corporate governance committee are each composed entirely of independent directors, while the board of directors’ investment committee is composed of one of our Executive Officers and two independent directors. The board of directors is led by Mr. Kamfar, who has served as Chairman of the Board since our inception in 2008. Mr. Kamfar also served as our Chief Executive Officer and the Chief Executive Officer of our former advisor, Bluerock Multifamily Advisor, LLC, from our inception in 2008 until February 2013. As Chairman of the Board, Mr. Kamfar is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Kamfar manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. Pursuant to our corporate governance guidelines, the board of directors does not require the role of the Chairman of the Board and Chief Executive Officer to be separated. However, our corporate governance guidelines do require the appointment of a lead independent director if the Chairman of the Board is not an independent director. Our lead independent director is I. Bobby Majumder, an independent director since January 2009, who was elected lead independent director by the nominating and corporate governance committee (comprised solely of the independent members of our board of directors). The role of our lead independent director includes the following duties:
•
call meetings of the independent directors, as needed;

•
develop the agendas for meetings of the independent directors;

•
preside at executive sessions of the independent directors;

•
confer regularly with the Chief Executive Officer; and

•
serve as a liaison between the Chief Executive Officer and the independent directors.

The Role of the Board of Directors in our Risk Oversight Process
Our Executive Officers are responsible for the day-to-day management of risks faced by the Company, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, our entire board reviews information regarding the Company’s liquidity, borrowings, operations, legal and regulatory compliance and actual and expected material developments in our business, as well as the risks associated with each. In addition, each year the board of directors reviews our investment strategies and objectives and their continued viability, and each quarter the directors review variances in major line items between our current results and our budget from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our property portfolio. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The investment committee oversees risk management with respect to specific real estate investments proposed by management and our investment policies and procedures. The compensation committee reviews and approves, on an annual basis, the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any, evaluating our Chief Executive Officer’s performance in light of such goals. The compensation committee further reviews and approves, on an annual basis, the compensation, if any, of all of our other officers, and also administers our incentive compensation equity-based plans. The nominating and corporate governance committee is responsible for identifying and recommending to our full board of directors qualified candidates for election as directors, developing and recommending to our board of directors corporate governance guidelines, and implementing and monitoring such guidelines. Although the audit committee, investment committee, compensation committee and nominating and corporate governance committee are responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through reporting by each such committee about such risks, as well as through regular reports directly from the Executive Officers responsible for oversight of particular risks within the Company.
Director Independence
A majority of the members of our board of directors, and all of the members of our audit committee, are “independent.” One of our current directors, R. Ramin Kamfar, is affiliated with us and we do not consider Mr. Kamfar to be an independent director. Our other current directors, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio, qualify as “independent directors” as defined under the rules of the New York Stock Exchange American. Messrs. Majumder and Tio each serve as an independent Trustee of the Board of Trustees of Total Income (plus) Real Estate Fund, a closed-end interval fund organized by Bluerock (“TI+”). Serving as a director or trustee of, or having an ownership interest in, another program sponsored by Bluerock will not, by itself, preclude independent director status. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us or TI+. The board of directors has determined that Ms. Harrison and Messrs. Jafarnia, Majumder and Tio each satisfy the criteria necessary to qualify as an “independent director.” Therefore, we believe that all of these directors are independent directors.
Nomination of Directors
Our nominating and corporate governance committee, which consists of three of our independent directors, has adopted a nominating and corporate governance committee charter that details the committee’s principal functions. These functions include identifying and recommending to our full board of directors qualified candidates for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders. Our bylaws provide that nominations of individuals for election to the board of directors at an annual meeting of stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at time of giving the advance notice required by our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice procedures of our bylaws. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.
Board Membership Criteria
As a real estate investment trust that focuses on developing and acquiring a diversified portfolio of institutional-quality highly amenitized apartment communities, the Company’s business involves a wide range of real estate, financing, accounting, management and financial reporting issues. In light of the Company’s business and structure, the full board of directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors, and the nominating and corporate governance committee considers the experience, mix of skills, and other qualities of the directors and nominees with respect to all director nominations to ensure appropriate board composition. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries, accounting or financial management expertise, or marketing and branding experience. Our nominating and corporate governance committee and board of directors seek to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board. In particular, the nominating and corporate governance committee and board of directors believe that directors and nominees with the following qualities and experiences can assist in meeting this goal:
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Senior Leadership Experience.   Directors with experience in significant leadership positions provide the Company with perspective in analyzing, shaping and overseeing the execution of operational, organizational and strategic issues at a senior level. Further, such persons have a practical understanding of balancing operational and strategic goals and risk management.

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Business Entrepreneurship and Transactional Experience.   Directors who have a background in entrepreneurial businesses and growth transactions can provide insight into developing and implementing strategies for partnering in joint ventures and/or growing via mergers and acquisitions. Further, such directors have a practical understanding of the valuation of transactions and business opportunities and management’s plans for integration with existing operations.

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Financial and Accounting Experience.   An understanding of the financial markets, corporate finance, accounting requirements and regulations and accounting and financial reporting processes allows directors to understand, oversee and advise management with respect to the Company’s operating and strategic performance, capital structure, financing and investing activities, financial reporting and internal control of such activities. The Company seeks to have a number of directors who qualify as audit committee financial experts and expects all of its directors to be financially knowledgeable.

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Real Estate Experience.   An understanding of real estate issues, particularly with respect to real estate investment trusts, real estate development and apartment communities, brings critical industry-specific knowledge and experience to our board of directors. Education and experience in the real estate industry is useful in understanding the Company’s acquisition and development of apartment communities and the competitive landscape of our industry.

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Marketing and Branding Experience.   Directors with extensive marketing, branding and communications experience can offer advice and insights with regard to strategic, operational and financial aspects of the Company’s integrated and digital marketing. A background in brand management, customer engagement and e-commerce is valuable to the Company’s development and implementation of strategies to strengthen our branding and marketing initiatives and build our overall brand position.

Other considerations in director nominations include the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that those nominated to serve as independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions. The board of directors reviewed these criteria in connection with director nominations for the Annual Meeting, and determined that each of the nominees for election to our board of directors satisfies these criteria.
A vacancy in our board of directors may be filled only by the vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until his or her earlier death, resignation or removal. Any director may resign at any time. Our charter further provides that any or all of our directors may be removed from office for cause, and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. For these purposes, “cause” means, with respect to any particular director, conviction of a felony or final judgment of a court of competent jurisdiction holding that such director caused demonstrable material harm to us through bad faith or active and deliberate dishonesty.

Each director will serve a term beginning on the date of his or her election and ending on the next annual meeting of the stockholders and when his or her successor is duly elected and qualifies. Under our bylaws, in order to be elected as a director, a director nominee must receive the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present. However, because holders of Common Stock have no right to cumulative voting for the election of directors, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of Common Stock will be able to elect all of the directors.
Board and Committee Meetings and Director Attendance
During 2018, the board of directors held eight (8) separate meetings, and participated in one (1) joint meeting with the audit committee. Also during 2018, the audit committee held six (6) separate meetings, the compensation committee held four (4) separate meetings and the nominating and corporate governance committee held six (6) separate meetings. The foregoing totals do not include board of directors or committee action taken by written consent. Each of our directors attended all meetings of the board of directors held during the period for which he served as a director and all meetings held by all committees of the board of directors on which he served during the periods in which he served, except that Gary Kachadurian, who resigned from the Board effective July 10, 2018, was unable to attend the joint meeting of the board of directors and the audit committee, Mr. Tio was unable to attend one meeting of the nominating and corporate governance committee and Mr. Majumder was unable to attend one meeting of the compensation committee. For biographical information regarding our directors, see “Nominees for Election — Directors’ Backgrounds and Qualifications” above.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage all members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors. Three of our five board members serving at the time attended our 2018 annual meeting of stockholders.
Committees of the Board of Directors
The board of directors has established four committees: an audit committee, an investment committee, a compensation committee and a nominating and corporate governance committee. All of our committees consist solely of independent directors, except that R. Ramin Kamfar, our Chief Executive Officer and Chairman of our board of directors, serves on the investment committee. The principal functions of these committees are briefly described below. Our board of directors may from time to time establish other committees to facilitate our management.
Audit Committee
Our board of directors has established an audit committee, which is comprised of three of our independent directors: I. Bobby Majumder, Kamal Jafarnia, and Romano Tio. For the year ended December 31, 2018, the members of the audit committee were Brian D. Bailey (chairman), I. Bobby Majumder, and Romano Tio. In June 2019, in connection with his resignation from his position as a director of the Company, Mr. Bailey resigned as chairman and a member of the audit committee, effective June 21, 2019. On June 21, 2019, Mr. Majumder, who has previously served as chairman of the audit committee, was appointed to again serve as chairman, and Mr. Jafarnia was appointed to serve as a member, of the audit committee. Mr. Majumder is the chairman of our audit committee, and is designated as the audit committee financial expert as defined by the applicable rules promulgated by the SEC and the NYSE American (formerly the NYSE MKT) corporate governance listing standards.
The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary functions are:
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to evaluate and approve the audit and non-audit services and fees of our independent registered public accounting firm;

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to periodically review the auditors’ independence; and

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to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and procedures, and the audit and financial reporting process.

The audit committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy.” The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter, as updated and revised by the audit committee, dated as of March 26, 2014.
The audit committee charter is available on our web site at https://ir.bluerockresidential.com/governance-documents.
Investment Committee
Our board of directors has established an investment committee, which is comprised of Romano Tio, Kamal Jafarnia, and R. Ramin Kamfar. Mr. Tio is the chairman of our investment committee. For the year ended December 31, 2018, the members of the investment committee were Romano Tio, R. Ramin Kamfar, and Brian D. Bailey. In June 2019, in connection with his resignation from his position as a director of the Company, Mr. Bailey resigned as a member of the investment committee, effective June 21, 2019, and on June 21, 2019, Mr. Jafarnia was appointed to serve as a member of the investment committee. The board of directors has delegated to the investment committee the authority (1) to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all other investments in real estate consistent with our investment policy (each, an “Investment Transaction”) involving an equity investment amount equal to or in excess of ten percent (10%) of our Company equity at the time of consideration, and (2) to review our investment policies and procedures on an ongoing basis and recommend any changes to our board of directors.
Our board of directors has further delegated to a management committee comprised of members of our executive management team the authority (1) to approve Investment Transactions involving an equity investment amount of less than ten percent (10%) of our Company equity at the time of consideration, and (2) to review and recommend potential investments equal to or in excess of the 10% threshold for consideration by the investment committee. If the members of the investment committee or the management committee (as applicable) approve a given investment, then management will be directed to make such investment on our behalf, if such investment can be completed on terms approved by the applicable committee.
The investment committee charter is available on our web site at https://ir.bluerockresidential.com/governance-documents.
Compensation Committee
Our board of directors has established a compensation committee, which is comprised of three of our independent directors: Romano Tio, Elizabeth Harrison, and I. Bobby Majumder. Mr. Tio is the chairman of our compensation committee. For the year ended December 31, 2018, the members of the compensation committee were Brian D. Bailey (chairman), Elizabeth Harrison, and I. Bobby Majumder. In June 2019, in connection with his resignation from his position as a director of the Company, Mr. Bailey resigned as chairman and a member of the compensation committee, effective June 21, 2019, and on June 21, 2019, Mr. Tio was appointed to serve as a member and as chairman of the compensation committee. Our compensation committee charter details the principal functions of the compensation committee. These functions include:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation; evaluating our Chief Executive Officer’s performance in light of such goals and objectives; and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

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reviewing and approving the compensation of all of our other Executive Officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

In addition, prior to the consummation of the Internalization on October 31, 2017, our compensation committee oversaw plans and programs related to the compensation of the former Manager, including fees payable to the former Manager pursuant to the Management Agreement.
The compensation committee charter is available on our web site at https://ir.bluerockresidential.com/governance-documents.
Compensation Committee Interlocks and Insider Participation
Our compensation committee is comprised of three of our independent directors. None of these individuals has at any time served as an officer or employee of the Company. None of our Executive Officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, which is comprised of three of our independent directors: I. Bobby Majumder, Elizabeth Harrison, and Romano Tio. Mr. Majumder is the chairman of our nominating and corporate governance committee. Our nominating and corporate governance committee charter details the principal functions of the nominating and corporate governance committee. These functions include:
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identifying and recommending qualified candidates to our full board of directors for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders;

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developing and recommending corporate governance guidelines to our board of directors, and implementing and monitoring such guidelines;

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reviewing and making recommendations on matters involving the general operation of our board of directors, including board size and composition, and committee composition and structure;

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recommending nominees for each committee of our board of directors to our board of directors;

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annually facilitating the assessment of our board of directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE American (formerly the NYSE MKT) corporate governance listing standards; and

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overseeing our board of directors’ evaluation of management.

The nominating and corporate governance committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. The nominating and corporate governance committee charter is available on our web site at https://ir.bluerockresidential.com/governance-documents.
Contacting the Board of Directors
Any stockholder who desires to contact members of the board of directors may do so by writing to: Bluerock Residential Growth REIT, Inc. Board of Directors, 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the board of directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the audit committee for review.
Executive Officers
The following table sets forth our Executive Officers, followed by biographical information regarding each Executive Officer who is not also a director.
Name	Position(s)	Age*	Year First Became a Director
R. Ramin Kamfar	Chairman of the Board, Chief Executive Officer	55	2008
Jordan B. Ruddy	Chief Operating Officer and President	56	N/A
James G. Babb	Chief Investment Officer	54	N/A
Ryan S. MacDonald	Chief Acquisitions Officer	36	N/A
Michael L. Konig	Chief Legal Officer and Secretary	58	N/A
Christopher J. Vohs	Chief Financial Officer and Treasurer	43	N/A
Michael DiFranco	Executive Vice President, Operations	54	N/A

*
As of July 1, 2019.

Jordan B. Ruddy, Chief Operating Officer and President.   Mr. Ruddy serves as our Chief Operating Officer and President. Mr. Ruddy also served as the President of our former Manager from February 2013 to October 2017. Mr. Ruddy joined Bluerock in 2002 and has continuously served in various senior management capacities for it and its affiliates, including as Bluerock’s President until January 2013, and as co-portfolio manager for the advisor of Total Income (plus) Real Estate Fund from October 2013 to May 2018. Mr. Ruddy has approximately 30 years of experience in real estate acquisitions, financings, management and dispositions. From 2000 to 2001, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC. From 1997 to 2000, Mr. Ruddy served as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide, where he managed acquisitions, financings, leasing, asset management and dispositions involving over 1.5 million square feet of commercial and multifamily real estate. From 1995 to 1997, Mr. Ruddy served as a real estate investment banker at Smith Barney Inc. From 1988 to 1993, Mr. Ruddy served in the real estate department of The Chase Manhattan Bank, most recently as a Second Vice President. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics, located in London, England.
James G. Babb, III, Chief Investment Officer.   Mr. Babb serves as our Chief Investment Officer. Mr. Babb previously served as Chief Investment Officer of our former Manager from November 2013 until October 2017, as a director of the Company until April 2, 2014, as our Chief Investment Officer from July 2008 until November 2013, as our President from July 2008 until August 2012, and as the President of our former advisor from July 2008 until February 2013. Mr. Babb joined Bluerock in 2007 and served as its Chief Investment Officer through October 2017, and has been a Trustee of Total Income (plus) Real Estate Fund since 2012. He has been involved exclusively in real estate acquisition, management, financing and disposition for approximately 30 years. From 1992 to August 2003, Mr. Babb helped lead the residential and office acquisitions initiatives for Starwood Capital Group, or Starwood Capital. Starwood Capital was formed in 1992 and during his tenure raised and invested funds on behalf of institutional investors through seven private real estate funds, which in the aggregate ultimately invested approximately $8 billion in approximately 250 separate transactions. Mr. Babb was also active in Starwood Capital’s efforts to expand its platform to invest in Europe. From August 2003 to July 2007, Mr. Babb founded Bluepoint Capital, LLC, a private real estate investment company focused on the acquisition, development and/or redevelopment of residential and commercial properties. Mr. Babb received a B.A. degree in Economics in 1987 from the University of North Carolina at Chapel Hill.

Ryan S. MacDonald, Chief Acquisitions Officer.   Mr. MacDonald serves as our Chief Acquisitions Officer. Mr. MacDonald joined Bluerock in 2008 and has continuously served in various senior acquisition and disposition capacities for it and its affiliates, including as Senior Vice President — Investments of our former Manager from November 2013 through February 2016, and as Managing Director — Investments for our former Manager from March 2016 through October 2017. To date, with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $1.25 billion. Prior to joining Bluerock, from 2006 to 2008, Mr. MacDonald was an Analyst for PNC Realty Investors (formerly Mercantile Real Estate Advisors), where he served as part of an investment team that made more than $1.2 billion in investments within all tranches of the capital structure. From 2005 to 2006, Mr. MacDonald served in a corporate development role at Mercantile Bankshares, where he worked with Executive Management focusing on high level strategic initiatives for the $6 billion bank. Mr. MacDonald received a B.A. in Economics in 2005 from the University of Maryland, College Park.
Michael L. Konig, Chief Legal Officer and Secretary.   Mr. Konig, through his wholly-owned limited liability company, Konig & Associates, LLC, serves as our Chief Legal Officer and Secretary. Previously, Mr. Konig served as our Chief Operating Officer, General Counsel and Secretary of both our Company and our former Manager from November 2013 through October 2017, and as Senior Vice President and General Counsel of our Company and our former advisor from August 2008 through November 2013. Mr. Konig joined Bluerock in 2004 and has continuously served in various senior legal and management capacities for it and its affiliates, including as General Counsel of Bluerock, and as Chief Legal Officer of the advisor of Total Income (plus) Real Estate Fund from October 2012 through July 2018. Mr. Konig has over 25 years of experience in law and business. Mr. Konig was an attorney at the firms of Ravin Sarasohn Cook Baumgarten Fisch & Baime from September 1987 to September 1989, and Greenbaum Rowe Smith & Davis from September 1989 to March 1997, representing borrowers and lenders in numerous financing transactions, primarily involving real estate, distressed real estate and Chapter 11 reorganizations, as well as a broad variety of litigation and corporate law matters. From 1998 to 2002, Mr. Konig served as legal counsel, including as General Counsel, at New World Restaurant Group, Inc. (now known as Einstein Noah Restaurant Group, Inc.). From 2002 to December 2004, Mr. Konig served as Senior Vice President of Roma Food Enterprises, Inc. where he led operations and the restructuring and sale of the privately held company with approximately $300 million in annual revenues. Mr. Konig received a J.D. degree cum laude in 1987 from California Western School of Law, located in San Diego, California, an M.B.A. degree in Finance in 1988 from San Diego State University and a Bachelor of Commerce degree in 1982 from the University of Calgary.
Christopher J. Vohs, Chief Financial Officer and Treasurer.   Mr. Vohs serves as our Chief Financial Officer and Treasurer. Mr. Vohs previously served as our Chief Accounting Officer and Treasurer from August 2013 through October 2017. Mr. Vohs joined Bluerock in July 2010 and has continuously served in various senior accounting and financial capacities for it and its affiliates, including as Bluerock’s Chief Accounting Officer from July 2010 until October 2017. In his role as Chief Accounting Officer for Bluerock and our former advisor, Bluerock Multifamily Advisor, LLC, and our former Manager, all of which are affiliates of our Company, Mr. Vohs has been responsible for the oversight of all financial recordkeeping and reporting aspects of those companies. Previously, Mr. Vohs served as Corporate Controller for Roberts Realty Investors, Inc., a public multifamily REIT based in Atlanta, Georgia, from March 2009 to July 2010, where he was responsible for the accounting and financial reporting for the REIT. From October 2004 to March 2009, Mr. Vohs worked at Pulte Homes, a nationwide builder of single family homes, in various financial roles, including as Internal Audit Manager & Asset Manager and later as Vice President of Finance for Pulte’s Orlando and Southeast Florida operations. As Vice President of Finance, Mr. Vohs was responsible for all finance, accounting, and administrative operations of the division. From January 1999 to October 2004, Mr. Vohs worked as an Audit Manager for Deloitte & Touche, an international professional services firm, where he earned his CPA certification and focused on mid-size to large private and public companies in the manufacturing, finance, and communications industries. Mr. Vohs received his B.A. degree in Accounting from Michigan State University in 1998.

Michael DiFranco, Executive Vice President, Operations.   Mr. DiFranco serves as our Executive Vice President, Operations. Mr. DiFranco joined the Company in November 2018. In his role as Executive Vice President, Operations, Mr. DiFranco is responsible for the operational and financial performance of the Company’s multi-family housing portfolio. Prior to joining the Company, from 2005 to 2016, Mr. DiFranco held several roles of increasing responsibilities with Apartment & Investment Management Company (NYSE: AIV), including serving four years as Senior Vice President of Financial Operations. From 2016 to 2018, Mr. DiFranco served as Senior Vice President of Financial Operations with The Irvine Company Apartment Communities, overseeing Revenue Management, Business Intelligence and Portfolio Management. Mr. DiFranco received a B.A in Business from Texas A&M University, College Station in 1990, an M.B.A from The University of Texas at Austin in 1998 and an M.S. in Information Systems from The University of Colorado, Denver in 2001.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for our Named Executive Officers, or NEOs, for fiscal year 2018. Our NEOs for fiscal year 2018 were R. Ramin Kamfar, Chief Executive Officer; Jordan B. Ruddy, President and Chief Operating Officer; James G. Babb, III, Chief Investment Officer; Michael L. Konig, Chief Legal Officer and Secretary; and Christopher J. Vohs, Chief Financial Officer and Treasurer. Where indicated, information is also provided for Ryan S. MacDonald, our Chief Acquisitions Officer, and Michael DiFranco, our Executive Vice President, Operations.
Overview of Compensation Program and Philosophy
Pre-Internalization Compensation Summary
Prior to the completion of the Internalization on October 31, 2017, we had no employees, and were externally managed by our former Manager, BRG Manager, LLC, pursuant to the Management Agreement. The former Manager provided us with our executive officers and investment team, and administered our business activities and day-to-day operations. The former Manager paid our executive officers and others who provided services to us from the fees collected pursuant to the Management Agreement and other sources. For so long as we were externally managed, we did not pay any cash or other compensation to our NEOs, nor did we make any grants of awards under our Amended 2014 Incentive Plans of any kind to our NEOs. None of our executive officers received any options or stock directly from us, and we have not provided any of our executive officers with pension benefits or nonqualified deferred compensation plans. The former Manager made all decisions regarding the compensation of the executive officers, and any allocation by the former Manager of fees collected pursuant to the Management Agreement to compensation for our officers and other employee benefits was solely in the discretion of the former Manager.
During the period prior to the Internalization, all of our NEOs were employees of an affiliate of the former Manager. Each of our NEOs received compensation reflecting their aggregated services to us, the former Manager and/or its affiliates. We did not play a direct role in establishing or setting the level of compensation or the measures on which bonuses or long-term incentives, if any, would be based. During the period from January 1, 2017 through December 31, 2017, we paid the former Manager approximately $12.7 million in fees pursuant to the Management Agreement, and reimbursed the former Manager for approximately $1.5 million for out-of-pocket expenses (which payments and reimbursements were all made with respect to services provided and expenses incurred by the former Manager prior to the completion of the Internalization on October 31, 2017). The former Manager used a portion of the fees collected pursuant to the Management Agreement, as well as other sources, to compensate its employees. None of our expense reimbursements to the former Manager were related to compensation expenses of the former Manager’s personnel.
Post-Internalization Compensation Summary
Upon the completion of the Internalization, REIT Operator, which became an indirect subsidiary of the Company in connection with the Internalization, entered into Employment Agreements with four of our current NEOs (Messrs. Kamfar, Babb, Ruddy, and Vohs), as well as one of our other Executive Officers (Mr. MacDonald), and entered into a Services Agreement with our fifth current NEO (Mr. Konig) through his wholly-owned law firm, Konig & Associates, LLC (“K&A”) (such agreements, collectively, the “2017 Executive Agreements”), which 2017 Executive Agreements became effective at closing on October 31, 2017. All references to Mr. Konig herein refer to Mr. Konig acting through K&A. At that time, Messrs. Kamfar, Babb, Ruddy, Vohs, and MacDonald became employees of, and Mr. Konig became an independent contractor with, REIT Operator, such that REIT Operator now pays them cash and other compensation in such capacities pursuant to their respective Executive Agreements. In addition, on November 5, 2018, REIT Operator entered into an Employment Agreement with Mr. DiFranco (such agreement, together with the 2017 Executive Agreements, the “Executive Agreements”), pursuant to which Mr. DiFranco became an employee of REIT Operator, and on April 1, 2019, Mr. DiFranco fully transitioned into his role as an Executive Officer of the Company.

In connection with negotiations between us and the former Manager regarding the Internalization, we engaged FPL Associates L.P. (“FPL”), an independent executive compensation consulting firm, to advise the compensation committee on alternatives for post-Internalization executive compensation design. Since that time, FPL has provided the compensation committee with market-based compensation benchmarking analyses summarizing the compensation practices among the Company’s peer companies, including with respect to base salary, annual target bonus opportunities, long-term target equity compensation opportunities, as well as severance and change in control arrangements at the Company’s peers. FPL has also provided recommendations relating to the proposed compensation arrangements and terms of employment or service for the Company’s Executive Officers, including our NEOs, and supplemental market benchmarking data that summarizes the typical compensation and perquisites provided to executives in the Company’s peer group. FPL has further provided recommendations with respect to certain terms and conditions of the Second Amended 2014 Incentive Plans (which have subsequently been amended and restated in their entirety by the Third Amended 2014 Incentive Plans) and the amounts of the equity awards for which our Executive Officers, including our NEOs, will be eligible pursuant to the terms of their Executive Agreements. Such information as initially provided by FPL was discussed and considered by the compensation committee in negotiating the terms and conditions of the Executive Agreements with each of our NEOs and other Executive Officers, and was updated by FPL in late 2018 and similarly utilized by the compensation committee in establishing the executive compensation structure for 2019.
The compensation committee oversees the Company’s Third Amended 2014 Incentive Plans. The compensation committee also oversees the compensation of our NEOs and other Executive Officers pursuant to the terms of their Executive Agreements, including awarding bonuses and making equity awards pursuant to the Third Amended 2014 Incentive Plans.
Executive Compensation Objectives
The primary objective of our executive compensation program is to align the interests of our NEOs and other Executive Officers with those of our stockholders in a way that allows us to attract and retain the best executive talent. The compensation committee has designed a compensation program intended to reward, among other things, favorable stockholder returns, share appreciation, same store net operating income growth, on-time and on-budget completion of development projects, return on investment on redevelopment projects, and our competitive position within our segment of the real estate industry, as well as each Executive Officer’s long-term career contributions to our Company. Compensation incentives designed to further these goals and to incentivize long-term careers with the Company will take the form of annual cash compensation, as well as long-term vesting of one-time equity awards and both time- and performance-based incentive compensation, including annual performance bonuses and long-term equity awards, subject to performance criteria and targets established and administered by our compensation committee. In addition, our compensation committee may decide to make awards to new executive officers in order to attract talented professionals in the future.
Elements of Executive Compensation
(A) Base Salary/Base Payment.   Our compensation committee believes that payment of a competitive base salary or base payment (as applicable) is a necessary element of any compensation program that is designed to attract and retain talented and qualified executives. The Executive Agreements provide that Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, Mr. DiFranco, and Mr. Konig will receive an annual base salary or, in the case of Mr. Konig, an annual base payment, of at least $400,000, $325,000, $250,000, $300,000, $250,000, $300,000, and $300,000, respectively. Each Executive Agreement provides that the base salary or base payment (as applicable) of each of our NEOs and other Executive Officers will be reviewed annually for appropriate increases by the compensation committee, but will not be decreased. Subject to our existing contractual obligations, we expect our compensation committee to consider base salary and base payment levels for our NEOs and other Executive Officers annually as part of our performance review process, as well as upon any promotion or other change in job responsibility. The goal of our base salary and base payment program is to provide such salaries and payments at a level that allows us to attract and retain qualified executives while preserving significant flexibility to recognize and reward individual performance with other elements of the overall compensation program. Base salary and base payment levels also affect the annual cash incentive compensation because the annual bonus target opportunity of each NEO and other Executive Officer is expressed as a percentage of base salary or base payment (as applicable). The following items are generally considered when determining base salary and base payment levels:
•
market data provided by our outside consultants;

•
our financial resources;

•
the Executive Officer’s experience, scope of responsibilities, performance and prospects; and

•
internal equity in relation to other Executive Officers with similar levels of experience, scope of responsibilities, performance, and prospects.

See “2018 Compensation Decisions — 2018 Base Salary/Base Payment” and “2019 Compensation Decisions — 2019 Base Salary/Base Payment” below for information regarding the base salaries and base payments payable to our NEOs and other Executive Officers for fiscal years 2018 and 2019.
(B) Annual Cash Incentive Compensation.   It is the intention of our compensation committee to make a meaningful portion of each of our executives’ compensation in future years contingent on achieving certain performance targets and an executive’s individual objectives in that year. As part of such contingent compensation, during the term of their Executive Agreement, each of our current NEOs and other Executive Officers will be eligible to receive an annual cash incentive bonus (each, an “Annual Cash Bonus”).
For the period between the date of closing of the Internalization and December 31, 2017, the amounts of prorated Annual Cash Bonuses were determined in the reasonable business judgment of the compensation committee (to which such responsibility was delegated by the Board), based on its review of the Company’s performance and the performance of each such executive officer, and on March 14, 2018, the compensation committee approved payment of prorated Annual Cash Bonuses as follow: $66,667 to Mr. Kamfar; $54,167 to Mr. Babb; $41,667 to Mr. MacDonald; $50,000 to Mr. Ruddy; $20,833 to Mr. Vohs; and $50,000 to Mr. Konig.
Beginning in fiscal year 2018 and for each year thereafter during the term of their Executive Agreement, each of our current NEOs and other Executive Officers will be eligible to receive an Annual Cash Bonus in an amount ranging from 0% to a maximum of 150% (75% for Mr. Vohs) of their annual base salary or base payment (as applicable), with a target equal to 100% (50% for Mr. Vohs and 66.7% for Mr. DiFranco) of such annual base salary or base payment. The amount of each such Annual Cash Bonus will further be determined based on the Company’s performance relative to pre-determined performance criteria and targets established and administered by the compensation committee. See “2018 Compensation Decisions — 2018 Annual Cash Bonuses” and “2019 Compensation Decisions — 2019 Annual Cash Bonuses” below for information regarding the Annual Cash Bonuses for which our NEOs and other Executive Officers are eligible for fiscal years 2018 and 2019, and the applicable performance criteria and targets established by the compensation committee for use in determining the amounts of such Annual Cash Bonuses.
(C) Long-Term Equity Incentive Awards.   Our long-term equity incentive awards are comprised of two primary components, each of which are administered by the compensation committee through our Third Amended 2014 Incentive Plan for Individuals: (1) a time-vested equity award component, and (2) a performance-vested equity award component.
1.
Time-Vested Equity Awards.   The objective of our time-vested equity award component is to attract and retain qualified personnel by offering an equity-based program that is competitive with our peer companies. Our compensation committee believes that these time-vested awards are necessary to successfully attract qualified executives, including our NEOs and other Executive Officers, and other employees of REIT Operator, and will continue to be an important incentive for promoting executive and employee retention going forward. Time-vested equity awards under this plan were determined by the compensation committee in consultation with FPL, and subsequently reviewed with the Chief Executive Officer (with respect to all awards except his own).

(a)
For the period between the date of closing of the Internalization and December 31, 2017, each of our NEOs and other Executive Officers was entitled to a prorated grant of time-vested equity awards in the form of long-term incentive plan units of the Operating Partnership (“LTIP Units”) (each such award to any recipient, a “Prorated Annual LTIP Award”). Such Prorated Annual LTIP Awards were determined in part based upon each executive’s duration of tenure with the former Manager’s affiliate and pay grade.

Prorated Annual LTIP Awards.   Pursuant to the Executive Agreements, on January 1, 2018, the Company granted the following Prorated Annual LTIP Awards: 9,636 LTIP Units to Mr. Kamfar; 3,212 LTIP Units to Mr. Babb; 2,810 LTIP Units to Mr. MacDonald; 3,212 LTIP Units to Mr. Ruddy; 803 LTIP Units to Mr. Vohs; and 3,212 LTIP Units to Mr. Konig. The amount of each such Prorated Annual LTIP Award was determined by dividing (x) the respective pro-rated amount of  $600,000 for Mr. Kamfar, $200,000 for Mr. Babb, $175,000 for Mr. MacDonald, $200,000 for Mr. Ruddy, $50,000 for Mr. Vohs, and $200,000 for Mr. Konig, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE American for the twenty (20) trading days immediately preceding the date of grant. Each such Prorated Annual LTIP Award vested or will vest and become nonforfeitable in installments of one-third (1/3) of such Prorated Annual LTIP Award as follows: (i) the first installment on December 31, 2018 (ii) the second installment on October 31, 2019, and (iii) and the third installment on October 31, 2020, in each case subject to continued employment and other conditions.
(b)
Beginning in fiscal year 2018 and for each year thereafter during the term of their Executive Agreement, each of our NEOs and other Executive Officers will be entitled to an annual grant of time-vested equity awards in the form of LTIP Units (each, an “Annual LTIP Award”). The number of LTIP Units that will actually vest and become nonforfeitable in three equal installments on each anniversary of the date of grant in respect to each such Annual LTIP Award will be dependent upon continued employment and other conditions as set forth in the Executive Agreements. See “2018 Compensation Decisions — 2018 Annual LTIP Awards” and “2019 Compensation Decisions — 2019 Annual LTIP Awards” below for information regarding the Annual LTIP Awards to which our NEOs and other Executive Officers are entitled for fiscal years 2018 and 2019.

2.
Performance-Vested Equity Awards.   The objective of our performance-vested equity award component is to implement our objective of promoting a performance-focused culture by rewarding our NEOs and other Executive Officers, and other employees of REIT Operator, based upon achievement of long term Company and individual performance targets. When determining the quantity and amounts of long term performance-vested equity awards (each, a “Long Term Performance Award”) to be granted, the compensation committee assesses the same factors considered in setting base salaries and base payments, as applicable, described above, but with a greater emphasis on performance measures we believe drive our long-term success. The number of LTIP Units that will actually vest and become nonforfeitable as of the last day of the three-year performance period in respect of each such Long Term Performance Award will be dependent upon the achievement of the long term Company and individual performance criteria and targets established and administered by the compensation committee as described below.

(a)
For the period between the date of closing of the Internalization and December 31, 2017, none of our NEOs or other Executive Officers were entitled to Long Term Performance Awards.

(b)
Beginning in fiscal year 2018 and for each year thereafter during the term of their Executive Agreement, each of our NEOs and other Executive Officers will be entitled to an annual grant of Long Term Performance Awards in the form of LTIP Units for a three-year performance period. The actual amount of the annual Long Term Performance Award for which each of our current NEOs and other Executive Officers other than Mr. DiFranco will be eligible will range from 0% to a maximum of 150% of their Annual LTIP Award, with a threshold equal to 50% of that year’s Annual LTIP Award, a target equal to that year’s

Annual LTIP Award and a maximum equal to 150% of that year’s Annual LTIP Award. Mr. DiFranco will be eligible for an annual Long Term Performance Award with a target amount equal to $100,000, with a threshold of 50% to 150% of the target amount. The number of LTIP Units that will actually vest and become nonforfeitable in respect of each such Long Term Performance Award will be dependent upon the achievement, over the three-year performance period, of the objective Company performance criteria and targets established and administered by the compensation committee as described below, as well as a subjective evaluation of the performance of each such Executive Officer during such time period. See “2018 Compensation Decisions — 2018 Long Term Performance Awards” and “2019 Compensation Decisions — 2019 Long Term Performance Awards” below for information regarding the Long Term Performance Awards to which our NEOs and other Executive Officers are entitled for fiscal years 2018 and 2019, and the applicable performance criteria and targets established by the compensation committee for use in determining the amounts of such Long Term Performance Awards.
(D) Executive Compensation Metrics: Objective Performance Criteria.   Listed below are the objective performance criteria established by the compensation committee for use in determining Annual Cash Bonuses and/or Long Term Performance Awards for our NEOs and other Executive Officers for fiscal year 2018. Except as indicated below, the same objective performance criteria were also approved by the compensation committee for use in determining Annual Cash Bonuses and/or Long Term Performance Awards for our NEOs and other Executive Officers for fiscal year 2019. For information regarding the relative weightings and threshold, target, and maximum achievement levels assigned to each such criterion for each type of equity incentive award for fiscal years 2018 and 2019, see “2018 Compensation Decisions — 2018 Annual Cash Bonuses” and “— 2018 Long Term Performance Awards,” and “2019 Compensation Decisions — 2019 Annual Cash Bonuses” and “— 2019 Long Term Performance Awards,” below.
1.
Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group

Why is this metric important?   The Company’s total stockholder return (“TSR”) metric was designed to increase accountability for creating value for our stockholders as recognized by the market. This metric compares our TSR (calculated based on appreciation/depreciation in the price per share of our Class A Common Stock and distributions paid thereon, including reinvestment of dividends), relative to that of the peer companies in the SNL U.S. Multifamily REIT Index. We believe that the Company’s relative TSR rank is an important component of our executive compensation program because it helps to align the interests of our NEOs and other executives with, and ensure our NEOs and other Executive Officers remain focused on the value they are delivering to, our stockholders.
For Use in Determining:   Annual Cash Bonuses and Long Term Performance Awards (fiscal years 2018 and 2019).
Target:   For fiscal years 2018 and 2019, the Company’s target is to rank within the 50th percentile in TSR relative to the SNL U.S. Multifamily REIT Index.
2.
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group

Why is this metric important?   The Company’s primary financial measure for evaluating the operating performance of its portfolio is net operating income (“NOI”), which represents rental income less direct property operating expenses (including real estate taxes and insurance). The Company believes that NOI is helpful to stockholders as a supplemental measure of its operating performance because it is a direct measure of the actual operating results of the Company’s portfolio. Comparing the growth of the Company’s “same store” NOI (i.e., looking at NOI growth of the exact same set of stabilized apartment properties over the periods being compared) relative to that of the peer companies in the SNL U.S. Multifamily REIT Index helps stockholders compare the Company’s operating results to the market. The Company’s same store NOI growth rank further provides an indication of the Company’s focus on quality acquisitions, and its execution of its business plan.

For Use in Determining:   Annual Cash Bonuses and Long Term Performance Awards (fiscal years 2018 and 2019).
Target:   For fiscal years 2018 and 2019, the Company’s target is to rank within the 50th percentile in same store NOI growth relative to the SNL U.S. Multifamily REIT Index.
3.
Development Projects: Schedule Performance vs. Targets

Why is this metric important?   The on-time development metric focuses on the timing of start, completion, initial occupancy and stabilization dates for the Company’s development projects, and compares the Company’s actual performance relative to its targets with respect to such dates. The accuracy of both the Company’s forecasts as to when a development project will begin to generate income, and the Company’s projections with respect to the operating performance of each such project, are dependent upon the timely execution of the Company’s targeted development milestones. The on-time development metric was designed to ensure our NEOs and other Executive Officers remain focused on the timely execution of such milestones.
For Use in Determining:   Annual Cash Bonuses (fiscal years 2018 and 2019).
Target:   For fiscal years 2018 and 2019, the Company’s target is to be on schedule relative to its target start, completion, initial occupancy and stabilization dates for its development projects.
4.
Development Projects: Budget Performance vs. Target

Why is this metric important?   The on-budget development metric compares the Company’s actual performance relative to its target budget with respect to each of its development projects. On-budget completion of the Company’s development projects ensures that the Company’s strategic business objectives with respect to each such project is achieved in a cost-effective manner. The on-budget development metric was designed to ensure our NEOs and other Executive Officers remain focused on maintaining the Company’s target budget with respect to its development projects.
For Use in Determining:   Annual Cash Bonuses (fiscal years 2018 and 2019).
Target:   For fiscal years 2018 and 2019, the Company’s target is to be on budget for its development projects.
5.
Redevelopment Projects: Return on Investment (IRR)

Why is this metric important?   This metric focuses on the Company’s return on investment with respect to its redevelopment projects, and was designed to ensure our NEOs and other Executive Officers remain focused on maximizing return on the Company’s value-added investments.
For Use in Determining:   Annual Cash Bonuses (fiscal years 2018 and 2019); Long Term Performance Awards (fiscal year 2019).
Target:   For fiscal years 2018 and 2019, the Company’s target is to achieve an internal rate of return of 20% on its redevelopment projects.
6.
Inclusion in Morgan Stanley REIT (MCSI) and S&P 600 Indices

Why is this metric important?   This metric focuses on growth in ownership of the Company’s Class A Common Stock by institutional stockholders.
For Use in Determining:   Long Term Performance Awards (fiscal year 2018 only).
Target:   For fiscal year 2018, the Company’s target was to achieve inclusion in one of the two applicable indices.
(E) Initial Commitment Awards.   In order to further incentivize and retain our NEOs and other Executive Officers employed with the Company following the Internalization, each of the Executive Agreements entered into upon the closing of the Internalization provided for a one-time grant of an initial commitment award of LTIP Units (each, an “Initial Commitment Award”) under the Second Amended 2014 Incentive Plans. Pursuant to the Executive Agreements, on January 1, 2018, the Company granted the following Initial Commitment Awards: 240,892 LTIP Units to Mr. Kamfar; 120,446 LTIP Units to Mr. Babb; 120,446 LTIP Units to Mr. MacDonald; 120,446 LTIP Units to Mr. Ruddy; 48,178 LTIP Units to Mr. Vohs; and 120,446 LTIP Units to Mr. Konig. The amount of each Initial Commitment Award was determined by dividing (x) $500,000 per year for Mr. Kamfar, $250,000 per year for each of Messrs. Babb, MacDonald, Ruddy, and Konig, and $100,000 per year for Mr. Vohs, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE American for the twenty (20) trading days immediately preceding the date of grant. Each Initial Commitment Award vested or will vest and become nonforfeitable as follows: (i) the first installment on December 31, 2018 and (ii) the second through fifth installments on the second through fifth anniversaries of October 31, 2017, respectively, each in an amount equal to one-fifth (1/5) of the Initial Commitment Award, in each case subject to continued employment and other conditions. Mr. DiFranco began employment with the Company on November 5, 2018, and fully transitioned into his role as an Executive Officer on April 1, 2019, and, therefore, did not receive an Initial Commitment Award.
(F) Distributions on LTIP Units.   Distributions on LTIP Units granted to our NEOs and other Executive Officers pursuant to the equity incentive awards described above will be paid from the date of grant; provided, that (i) solely with respect to LTIP Units granted as part of Long Term Performance Awards, distributions will be paid at the rate of ten percent (10%) of the distributions otherwise payable with respect to such LTIP Units until the last day of the three-year performance period (or the date of forfeiture, if earlier); and (ii) with respect to each LTIP Unit granted as part of a Long Term Performance Award that becomes fully vested in accordance with the terms of an Executive Officer’s Executive Agreement, such Executive Officer shall be entitled to receive, as of the date of such vesting, a single cash payment equal to the distributions payable with respect to each such LTIP Unit back to the date of grant, minus the distributions already paid on each such LTIP Unit in accordance with clause (i), in each case subject to certain potential limitations on distributions set forth in the limited partnership agreement of our Operating Partnership and intended to preserve the U.S. federal income tax treatment of such LTIP Units as “profits interests.”
(G) Post-Termination Compensation.   The Executive Agreements with our NEOs and other Executive Officers provide for payments and other benefits if the executive’s employment terminates under specified circumstances. See “Executive Officer Compensation Tables — Narrative Discussion of Summary Compensation Table — Executive Agreements” and “Executive Officer Compensation Tables —  Potential Payments Upon Termination or Change-in-Control” for a description of these termination and severance benefits with our Executive Officers.
2018 Compensation Decisions
2018 Base Salary/Base Payment.   In connection with the hiring and engagement of our current NEOs and other Executive Officers and the negotiation and execution of their Executive Agreements, our compensation committee set the base salaries or base payment, as applicable, for the period between the date of closing of the Internalization and December 31, 2017, and for fiscal year 2018, as set forth in the table below.
Name and Principal Position	2018 Base Salary/Base Payment
R. Ramin Kamfar, Chief Executive Officer	$400,000
James G. Babb, III, Chief Investment Officer	$325,000
Jordan B. Ruddy, Chief Operating Officer and President	$300,000
Michael L. Konig, Chief Legal Officer and Secretary	$300,000
Ryan S. MacDonald, Chief Acquisitions Officer	$250,000
Christopher J. Vohs, Chief Financial Officer and Treasurer	$250,000

2018 Annual Cash Bonuses.   Pursuant to the 2017 Executive Agreements, the compensation committee determined that 75% of the Annual Cash Bonus for which each of our NEOs and our other Executive Officer would be eligible for fiscal year 2018 would be determinable based upon the objective Company performance criteria set forth below, and the remaining 25% would be determinable based upon subjective performance criteria. Listed below are the objective Company performance criteria that were established for fiscal year 2018 and utilized by the compensation committee to determine Annual Cash Bonuses for our NEOs and other eligible Executive Officer, along with the relative weightings and threshold, target, and maximum achievement levels assigned to each such goal:
2018 Objective Performance Criteria	Weighting	Threshold	Target	Maximum
Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group*	33.33%	25th Percentile	50th Percentile	75th Percentile
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group*	33.33%	25th Percentile	50th Percentile	75th Percentile
Development Projects: Schedule Performance vs. Targets	8.33%	1 Qtr Behind	On Schedule	1 Qtr Ahead
Development Projects: Budget Performance vs. Target	8.34%	3% Over	On Budget	3% Under
Redevelopment Projects: Return on Investment (IRR)*	16.67%	15% ROI	20% ROI	25% ROI

*
For performance between achievement levels, the award was determined by linear interpolation.

Each component of the 2018 objective performance criteria was weighted as indicated above. Pursuant to the 2017 Executive Agreements, the target amount of the Annual Cash Bonus for each eligible Executive Officer for fiscal year 2018 was equal to the 2018 Base Salary or 2018 Base Payment (as applicable) of each such eligible Executive Officer (50% of the 2018 Base Salary for Mr. Vohs). For achievement of the threshold level, 50% of the target amount of each such eligible Executive Officer’s Annual Cash Bonus could be earned (35% for Mr. Vohs); for achievement of the target level, 100% could be earned (50% for Mr. Vohs); and for achievement of the maximum level, 150% could be earned (75% for Mr. Vohs). If performance for a component of the objective performance criteria was below the threshold level, no bonus would be earned for that component. On March 11, 2019, the compensation committee approved payment of Annual Cash Bonuses to each such eligible Executive Officer for the year ended December 31, 2018, each in an amount equal to 96.3% of such eligible Executive Officer’s Annual Cash Bonus target amount as previously established by the compensation committee; provided, that pursuant to Mr. DiFranco’s Executive Agreement, the amount of Mr. DiFranco’s Annual Cash Bonus for 2018 was determined in the reasonable business judgment of the compensation committee (collectively, the “2018 Annual Cash Bonuses”).
2018 Annual LTIP Awards.   Pursuant to the 2017 Executive Agreements, on January 1, 2018, the Company granted the following Annual LTIP Awards for fiscal year 2018: 57,814 LTIP Units to Mr. Kamfar; 19,271 LTIP Units to Mr. Babb; 16,862 LTIP Units to Mr. MacDonald; 19,271 LTIP Units to Mr. Ruddy; 4,818 LTIP Units to Mr. Vohs; and 19,271 LTIP Units to Mr. Konig. The amount of each such Annual LTIP Award was determined by dividing (x) $600,000 for Mr. Kamfar, $200,000 for Mr. Babb, $175,000 for Mr. MacDonald, $200,000 for Mr. Ruddy, $50,000 for Mr. Vohs, and $200,000 for Mr. Konig, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding the date of grant. The number of LTIP Units that will actually vest and become nonforfeitable in three equal installments on each anniversary of the date of grant in respect of each such Annual LTIP Award will be dependent upon continued employment and other conditions as set forth in the 2017 Executive Agreements.

2018 Long Term Performance Awards.   Pursuant to the 2017 Executive Agreements, the compensation committee determined that 75% of the Long Term Performance Award for which each of our NEOs and our other eligible Executive Officer would be eligible for fiscal year 2018 would be determinable based upon the objective performance criteria set forth below, and the remaining 25% would be determinable based upon subjective performance criteria. The objective performance criteria, their relative weightings, and threshold, target, and maximum achievement levels were as follow:
2018 Objective Performance Criteria	Weighting	Threshold	Target	Maximum
Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index*	33.33%	25th Percentile	50th Percentile	75th Percentile
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index*	33.33%	25th Percentile	50th Percentile	75th Percentile
Inclusion in Morgan Stanley REIT (MSCI) and S&P 600 Indices	33.34%	None	1	2

*
For performance between achievement levels, the award will be determined by linear interpolation.

Each component of the 2018 objective performance criteria was weighted as indicated above. For achievement of the threshold level, 50% of the weighted portion of each eligible Executive Officer’s target Long Term Performance Award (i.e., 50% of the weighted portion of their Annual LTIP Award) could be earned; for achievement of the target level, 100% could be earned; and for achievement of the maximum level, 150% could be earned. If performance for a component of the objective performance criteria was below the threshold level, no bonus would be earned for that component.
Pursuant to the 2017 Executive Agreements, on January 1, 2018, the Company granted the following Long Term Performance Awards for fiscal year 2018 (each, an “Initial Long Term Performance Award”): 52,701 LTIP Units to Mr. Kamfar; 17,567 LTIP Units to Mr. Babb; 15,371 LTIP Units to Mr. MacDonald; 17,567 LTIP Units to Mr. Ruddy; 4,392 LTIP Units to Mr. Vohs; and 17,567 LTIP Units to Mr. Konig. Due to limitations on the number of LTIP Units then available for issuance under the Second Amended Equity Incentive Plans, the Initial Long Term Performance Awards were, in aggregate, approximately 39% lower than the total Long Term Performance Awards to which the recipients were entitled pursuant to the terms of their Executive Agreements, with the Company to issue the remaining LTIP Units (the “Shortfall LTIP Units”) at such time as such Shortfall LTIP Units became available for issuance under the Second Amended 2014 Incentive Plans (or their respective successor plans by amendment and restatement). At the annual meeting of the Company’s stockholders on September 28, 2018, the stockholders approved the Third Amended 2014 Incentive Plans, which reflected an increase in the aggregate number of shares of Class A Common Stock reserved for issuance thereunder. The increased capacity under the Third Amended 2014 Incentive Plans enabled the Company to issue the Shortfall LTIP Units, and on October 4, 2018, the Company granted to each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and Mr. Konig a Long Term Performance Award of the following number of Shortfall LTIP Units under the Third Amended 2014 Incentive Plans: 34,020 LTIP Units to Mr. Kamfar; 11,340 LTIP Units to Mr. Babb; 9,923 LTIP Units to Mr. MacDonald; 11,340 LTIP Units to Mr. Ruddy; 2,835 LTIP Units to Mr. Vohs; and 11,340 LTIP Units to Mr. Konig. The number of LTIP Units that will actually vest and become nonforfeitable as of the last day of the three-year performance period in respect of each such Long Term Performance Award will be dependent upon the achievement, over the three-year performance period, of the objective Company performance criteria and targets set forth above, and the performance of each such executive officer during such time period.

2019 Compensation Decisions
2019 Base Salary/Base Payment.   For fiscal year 2019, the compensation committee has set the base salaries or base payment, as applicable, of our current NEOs and other Executive Officers as set forth in the table below:
Name and Principal Position	2019 Base Salary/Base Payment
R. Ramin Kamfar, Chief Executive Officer	$400,000
James G. Babb, III, Chief Investment Officer	$325,000
Jordan B. Ruddy, Chief Operating Officer and President	$300,000
Michael L. Konig, Chief Legal Officer and Secretary	$300,000
Ryan S. MacDonald, Chief Acquisitions Officer	$300,000
Christopher J. Vohs, Chief Financial Officer and Treasurer	$250,000
Michael DiFranco, Executive Vice President, Operations	$300,000
2019 Annual Cash Bonuses.   For fiscal year 2019, the compensation committee has determined that 75% of the Annual Cash Bonus for which each of our NEOs and our other Executive Officers will be eligible will be determinable based upon the objective performance criteria set forth below, and the remaining 25% will be determinable based upon subjective performance criteria.
For fiscal year 2019, in recognition of the Company’s greater emphasis on value-add investments in redevelopment projects, the compensation committee elected to revise the objective performance criteria applicable to the Annual Cash Bonuses, to increase the weighting for the “Redevelopment Projects — Return on Investment (IRR)” criterion (which, for fiscal year 2018, was weighted at 16.67%) to 30.00%. To accommodate this change, the compensation committee further elected to decrease the weighting (i) for each of the “Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group” and the “Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group” criteria (which, for fiscal year 2018, were both weighted at 33.33%) to 30.00%; and (ii) for each of the “Development Projects: Schedule Performance vs. Targets” and the “Development Projects: Budget Performance vs. Targets” criteria (which, for fiscal year 2018, were weighted at 8.33% and 8.34%, respectively) to 5.00%. For fiscal year 2019, the objective performance criteria, their relative weightings, and threshold, target, and maximum achievement levels will thus be as follow:
2019 Objective Performance Criteria	Weighting	Threshold	Target	Maximum
Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group*	30.00%	25th Percentile	50th Percentile	75th Percentile
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group*	30.00%	25th Percentile	50th Percentile	75th Percentile
Development Projects: Schedule Performance vs. Targets	5.00%	1 Qtr Behind	On Schedule	1 Qtr Ahead
Development Projects: Budget Performance vs. Target	5.00%	3% Over	On Budget	3% Under
Redevelopment Projects: Return on Investment (IRR)*	30.00%	15% ROI	20% ROI	25% ROI

*
For performance between achievement levels, the award will be determined by linear interpolation.

Each component of the 2019 objective performance criteria will be weighted as indicated above. For fiscal year 2019, the target amount of each executive officer’s Annual Cash Bonus is equal to the 2019 Base Salary or 2019 Base Payment (as applicable) of each such executive officer (50% of the 2019 Base Salary for Mr. Vohs, and 66.67% of the 2019 Base Salary for Mr. DiFranco). For achievement of the threshold level, 50% of the target amount of each such executive’s Annual Cash Bonus can be earned (35% for Mr. Vohs, and a percentage to be determined by the compensation committee for Mr. DiFranco); for achievement of the target level, 100% can be earned (50% for Mr. Vohs, and 66.67% for Mr. DiFranco); and for achievement of the maximum level, 150% can be earned (75% for Mr. Vohs, and a percentage to be determined by the compensation committee for Mr. DiFranco). If performance for a component of the objective performance criteria is below the threshold level, no bonus will be earned for that component. The actual amounts of such Annual Cash Bonuses for fiscal year 2019 will be determined by the compensation committee in March 2020, in its reasonable business judgment and based on its review of the Company’s performance with respect to the objective performance criteria set forth above and the performance of each such executive officer during the applicable time period. The Annual Cash Bonuses for fiscal year 2019 will be payable by March 15, 2020.
2019 Annual LTIP Awards.   Also pursuant to the Executive Agreements, on January 1, 2019, the Company granted the following Annual LTIP Awards for fiscal year 2019: 76,252 LTIP Units to Mr. Kamfar; 27,872 LTIP Units to Mr. Babb; 27,872 LTIP Units to Mr. MacDonald; 27,872 LTIP Units to Mr. Ruddy; 8,283 LTIP Units to Mr. Vohs; and 27,872 LTIP Units to Mr. Konig. The amount of each such Annual LTIP Award was determined by dividing (x) $725,000 for Mr. Kamfar, $265,000 for Mr. Babb, $265,000 for Mr. MacDonald, $265,000 for Mr. Ruddy, $78,750 for Mr. Vohs, and $265,000 for Mr. Konig, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding the date of grant. In addition, on June 25, 2019, the Company granted Mr. DiFranco an Annual LTIP Award for fiscal year 2019 in the amount of 10,518 LTIP Units pursuant to his Executive Agreement. The amount of Mr. DiFranco’s Annual LTIP Award was determined by dividing (x) $100,000 by (y) the volume weighted average price of a share of the Company’s Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding January 1, 2019. The number of LTIP Units that will actually vest and become nonforfeitable in three equal installments on each anniversary of the date of grant (which date, for purposes of the Annual LTIP Award to Mr. DiFranco, shall also be deemed to be January 1, 2019) in respect of each such Annual LTIP Award will be dependent upon continued employment and other conditions as set forth in the Executive Agreements.
2019 Long Term Performance Awards.   For fiscal year 2019, the compensation committee has determined that 75% of the Long Term Performance Award for which each of our NEOs and other Executive Officers will be eligible will be determinable based upon the objective performance criteria set forth below, and the remaining 25% will be determinable based upon subjective performance criteria.
For fiscal year 2019, in recognition of the Company’s greater emphasis on value-add investments in redevelopment projects, the compensation committee elected to revise the objective performance criteria applicable to the Long Term Performance Awards, to eliminate the criterion related to inclusion in the Morgan Stanley REIT (MCSI) and S&P 600 Indices (as used for fiscal year 2018), and replace it with the “Redevelopment Projects — Return on Investment (IRR)” criterion (which, for fiscal year 2018, was applicable only to the Annual Cash Bonuses). For fiscal year 2019, the objective performance criteria, their relative weightings, and threshold, target, and maximum achievement levels will thus be as follow:
2019 Objective Performance Criteria	Weighting	Threshold	Target	Maximum
Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index*	33.33%	25th Percentile	50th Percentile	75th Percentile
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index*	33.33%	25th Percentile	50th Percentile	75th Percentile
Redevelopment Projects – Return on Investment (IRR)*	33.34%	15% ROI	20% ROI	25% ROI

*
For performance between achievement levels, the award will be determined by linear interpolation.

Each component of the 2019 objective performance criteria will be weighted as indicated above. For achievement of the threshold level, 50% of the weighted portion of each executive’s target Long Term Performance Award (i.e., 50% of the weighted portion of their Annual LTIP Award) can be earned; for achievement of the target level, 100% can be earned; and for achievement of the maximum level, 150% can be earned. If performance for a component of the objective performance criteria is below the threshold level, no bonus will be earned for that component.

Pursuant to the Executive Agreements, on January 1, 2019, the Company granted the following Long Term Performance Awards for fiscal year 2019: 114,379 LTIP Units to Mr. Kamfar; 41,807 LTIP Units to Mr. Babb; 41,807 LTIP Units to Mr. MacDonald; 41,807 LTIP Units to Mr. Ruddy; 12,424 LTIP Units to Mr. Vohs; and 41,807 LTIP Units to Mr. Konig. In addition, on June 25, 2019, the Company granted Mr. DiFranco a Long Term Performance Award for fiscal year 2019 in the amount of 15,776 LTIP Units, subject to a three-year performance period beginning on January 1, 2019. The number of LTIP Units that will actually vest and become nonforfeitable as of the last day of the three-year performance period in respect of each such Long Term Performance Award will be dependent upon the achievement, over the three-year performance period, of the objective Company performance criteria and targets set forth above, and the performance of each such executive officer during such time period.
Peer Groups
To assist the compensation committee in developing the post-Internalization compensation program for the Company’s NEOs and other Executive Officers, FPL was engaged to examine current market compensation practices. In connection with that process, FPL has annually provided the compensation committee with a market-based compensation benchmarking analysis summarizing the executive compensation practices among a peer group of companies consisting of REITs reasonably comparable in size to the Company based on total market capitalization and total return. The size-based peer group is utilized to assist the compensation committee in understanding current compensation structures and practices. However, the compensation committee does not rely solely upon benchmarking to determine the compensation of the Company’s NEOs and other Executive Officers, but uses the compensation levels, structures and practices of the peer group as one of many factors to formulate the Company’s executive compensation structure. The compensation of the Company’s NEOs and other Executive Officers is not tied to a specified percentile of a peer group.
2018 Peer Group.   The size-based peer group utilized by the compensation committee in establishing the post-Internalization compensation program for the Company’s NEOs and other Executive Officer, including compensation metrics for fiscal year 2018, was comprised of the following:
• Cedar Realty Trust, Inc.	• Rexford Industrial Realty, Inc.
• Chatham Lodging Trust	• Retail Opportunity Investments Corp.
• Cousins Properties Incorporated	• Silver Bay Realty Trust Corp.
• Easterly Government Properties, Inc.	• STAG Industrial, Inc.
• EastGroup Properties, Inc.	• Terreno Realty Corporation
• Education Realty Trust, Inc.	• TIER REIT, Inc.
• First Potomac Realty Trust	• Whitestone REIT
• Xenia Hotels & Resorts, Inc.
2019 Peer Group.   The size-based peer group utilized by the compensation committee in establishing compensation metrics for the Company’s NEOs and other Executive Officers for fiscal year 2019 was comprised of the following:
• Armada Hoffler Properties, Inc.	• Hersha Hospitality Trust
• CatchMark Timber Trust, Inc.	• Independence Realty Trust, Inc.
• Cedar Realty Trust, Inc.	• Rexford Industrial Realty, Inc.
• Chatham Lodging Trust	• Summit Hotel Properties, Inc.
• Chesapeake Lodging Trust	• Terreno Realty Corporation
• Easterly Government Properties, Inc.	• TIER REIT, Inc.
• Whitestone REIT

Say-on-Pay Vote
At our 2017 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs. A substantial majority of our stockholders (91.94%) that voted at the 2017 annual meeting of stockholders approved the compensation of our NEOs as described in our proxy statement for the 2017 annual meeting of stockholders, which descriptions included both the proposed annual salaries for each NEO for 2018, as well as the proposed formulas for the calculation of each element of incentive compensation for which our NEOs were proposed to be eligible in 2018. The compensation committee reviewed and considered the results of this advisory “say-on-pay” vote in determining specific award amounts granted to our NEOs for 2018, and in determining annual salaries for each NEO for 2019. The compensation committee will also carefully consider the results of other future stockholder votes on executive compensation, along with other expressions of stockholder views it receives on specific policies and desirable actions.
Say-on-Frequency Vote
At our 2014 annual meeting of stockholders we provided our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our NEOs. Our stockholders who voted on the 2014 “say-on-frequency” measure recommended by a strong majority (77.15%) that we hold an advisory stockholder vote on the compensation of our NEOs every three years. As a result of this vote, a non-binding advisory vote on the compensation of our NEOs was held at our 2017 annual meeting of stockholders (see “Say-on-Pay Vote,” above), and the next non-binding, advisory vote on the compensation of our NEOs (as well as the next “say-on-frequency” vote) will be held at our 2020 annual meeting of stockholders.
Cash and Other Compensation
While we were externally managed, we did not have any employees, and our executive officers were employed by an affiliate of the former Manager. We did not reimburse the former Manager for compensation paid to our executive officers.
Upon consummation of the Internalization on October 31, 2017, we became an internally managed REIT, and our Executive Officers and certain other employees formerly employed by an affiliate of the former Manager were employed or engaged by REIT Operator, which then became an indirect subsidiary of the Company. Messrs. Kamfar, Babb, MacDonald, Ruddy, Vohs and DiFranco have entered into Employment Agreements with REIT Operator, and Mr. Konig has entered into a Services Agreement with REIT Operator. Each such agreement became effective on October 31, 2017, and has an initial term through and including December 31, 2020, except that Mr. DiFranco’s agreement became effective on November 5, 2018, and has an initial term through and including December 31, 2020. Our Executive Officers and employees are eligible for awards under the Third Amended 2014 Individuals Plan, as described below and as discussed in the Compensation Discussion and Analysis section of this proxy statement.
Third Amended 2014 Incentive Plans
The Company’s incentive plans were originally adopted by our board of directors on December 16, 2013, and approved by our stockholders on January 23, 2014, as the 2014 Equity Incentive Plan for Individuals (the “2014 Individuals Plan”) and the 2014 Equity Incentive Plan for Entities (the “2014 Entities Plan,” and together with the 2014 Individuals Plan, the “2014 Incentive Plans”). The 2014 Incentive Plans were subsequently amended and restated by the Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Amended 2014 Individuals Plan”) and the Amended and Restated 2014 Equity Incentive Plan for Entities (the “Amended 2014 Entities Plan,” and together with the Amended 2014 Individuals Plan, the “Amended 2014 Incentive Plans”) as adopted by our board of directors on April 7, 2015 and approved by our stockholders on May 28, 2015.
On August 3, 2017 and October 18, 2017, our board of directors adopted, and on October 26, 2017 our stockholders approved, the second amendment and restatement of the Amended 2014 Individuals Plan (the “Second Amended 2014 Individuals Plan”) and the Amended 2014 Entities Plan (the “Second

Amended 2014 Entities Plan,” and together with the Second Amended 2014 Individuals Plan, the “Second Amended 2014 Incentive Plans”), which superseded and replaced in their entirety the Amended 2014 Incentive Plans.
On August 9, 2018, our board of directors adopted, and on September 28, 2018 our stockholders approved, the third amendment and restatement of the Second Amended 2014 Individuals Plan (the “Third Amended 2014 Individuals Plan”) and the Second Amended 2014 Entities Plan (the “Third Amended 2014 Entities Plan,” and together with the Third Amended 2014 Individuals Plan, the “Third Amended 2014 Incentive Plans”), which superseded and replaced in their entirety the Second Amended 2014 Incentive Plans.
Under the Third Amended 2014 Incentive Plans, we have reserved and authorized an aggregate of 3,800,000 shares of our Class A Common Stock for issuance. As of July 9, 2019, 1,531,651 shares were available for future issuance under the Third Amended 2014 Incentive Plans.
The purpose of the Third Amended 2014 Incentive Plans is to attract and retain independent directors, executive officers and other key employees, including officers and employees of our Operating Partnership and their affiliates, and other service providers. The Third Amended 2014 Incentive Plans provide for the grant of options to purchase shares of our Class A Common Stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards.
Equity Compensation Plan Information.   The following table provides information about our Class A Common Stock that may be issued upon the exercise of options, warrants and rights under our Third Amended 2014 Incentive Plans, as of December 31, 2018:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	—	2,166,037
Equity compensation plans not approved by security holders	—	—	—
Total:	—	—	2,166,037
Stock Ownership Guidelines
On December 20, 2017, to further align the interests of our Executive Officers and directors with the interests of our stockholders, and to promote our commitment to sound corporate governance, our board of directors implemented stock ownership guidelines for our Executive Officers, including our NEOs, and our non-employee directors.
The stock ownership guidelines provide that, within five years of the later date of adoption of the guidelines or the date an individual first becomes subject to the guidelines upon becoming a director or Executive Officer:
•
our Chief Executive Officer is required to own shares of our Common Stock, including restricted stock, valued at a minimum of six times annual base salary;

•
all other Executive Officers are required to own shares of our Common Stock, including restricted stock, valued at a minimum of three times annual base salary; and

•
our non-employee directors are required to own shares of our Common Stock valued at a minimum of three times their annual cash retainer for service on the board of directors.

Any shares owned directly or indirectly (including shares owned in trust and including restricted stock) by the Executive Officer or director, or his or her spouse or minor children, constitute qualifying shares that count toward satisfaction of the stock ownership guidelines. Deferred or restricted stock units, OP Units and LTIP Units (with each such OP Unit and LTIP Unit counting as, and having a value equivalent to, one share of our Class A Common Stock) owned by the Executive Officer or director also constitute qualifying shares that count toward satisfaction of the stock ownership guidelines. Shares underlying stock options do not count toward satisfaction of the stock ownership guidelines.
As of December 31, 2018, all of our directors and Executive Officers were in compliance with our stock ownership guidelines or on track to be compliant within the five-year period specified by the guidelines.
Pledging Policy
In February 2019, our board of directors adopted a Pledging Policy Regarding Company Securities (the “Pledging Policy”). The Pledging Policy prohibits the Company’s executive officers and directors from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to the Company’s Stock Ownership Guidelines. To encourage our executive officers and directors to continue to hold Company securities currently owned by them that are in excess of the amounts required under the Stock Ownership Guidelines, and to encourage them to increase such ownership over time, our executive officers and directors will be permitted to pledge only such Company securities held in excess of the Stock Ownership Guidelines applicable to such executive officer or director (such excess, to the extent pledged, the “Pledged Shares”) and subject to certain restrictions and limitations. The Pledging Policy requires that the average outstanding loan balance on any separate loan arrangement secured in whole or in part by such Pledged Shares must be limited, on an annual basis, to thirty percent (30%) of the time-weighted value of the creditor’s collateral package, inclusive of any Pledged Shares. Within thirty (30) days of entering into any new pledge or loan arrangement, the executive officer or director will be required to certify to the audit committee that such pledge is limited to only such Company securities held in excess of the applicable Stock Ownership Guidelines. In addition, within thirty (30) days of the effective date of the Pledging Policy, any executive officer or director who, prior to such effective date, had entered into a pledge or loan arrangement with respect to Pledged Shares must certify, and each has certified, to the audit committee that such arrangement does not include any pledge of Company securities required to be held under the Stock Ownership Guidelines applicable to such executive officer or director. Finally, within ten (10) days following each annual meeting of the Company’s stockholders, each executive officer or director will be required to certify to the audit committee that each such pledge or loan arrangement is limited, on an annual basis, to thirty percent (30%) of the time-weighted value of the creditor’s collateral package, inclusive of any Pledged Shares.
Clawback Policy
Our compensation committee has adopted a policy on the clawback of incentive compensation. The policy is applicable to incentive-based compensation (including equity and equity-based compensation) that is paid, issued or vests based on the achievement of performance objectives (“Incentive Awards”) granted on or after its effective date to current or former executive officers while an executive officer (“Covered Executives”). The policy will be invoked in the event that (a) the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under U.S. federal securities laws (whether or not based on fraud or misconduct) and the board of directors or the compensation committee has not determined that such restatement (i) is required or permitted under GAAP in connection with the adoption or implementation of a new accounting standard or (ii) was caused by the Company’s decision to change its accounting practice as permitted by applicable law, and (b) the performance measurement period with respect to the grant or vesting of such Incentive Awards includes one or more fiscal periods affected by such restatement.
In such event, under the terms of the policy, our board of directors or the compensation committee will determine whether, within three (3) completed fiscal years preceding the restatement date and any interim period, any Covered Executives received Incentive Awards in excess of the amount to which he or she would otherwise have been entitled based on the restated financial statements (such excess amount, “Excess Compensation”). If the board of directors or the compensation committee determines that any Covered Executive received Excess Compensation, the Company will be entitled to recover such Excess Compensation from such Covered Executive, and our board of directors or the compensation committee, in its sole discretion and subject to applicable law, will take such action as it deems necessary to recover such Excess Compensation. Such actions may include (i) requiring repayment or return of prior Incentive Awards made to such Covered Executive, including Incentive Awards not affected by the accounting restatement, (ii) cancelling unvested Incentive Awards, or (iii) adjusting the future compensation of such Covered Executive.
In the event that the board of directors or the compensation committee determines that a Covered Executive’s acts or omissions constituted fraud or misconduct, then in addition to the recovery of Incentive Awards, the board of directors or the compensation committee may (i) take (in the case of the board of directors), or recommend to the board of directors (in the case of the compensation committee), disciplinary action, including termination, and (ii) pursue other available remedies, including legal action.
In addition, each award that may be granted under the Third Amended 2014 Incentive Plans will be subject to the condition that we may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any recoupment or “clawback” policy of ours as in effect on the date that the payment was made, or on the date the award was granted or exercised or vested or earned, as applicable.
Our board of directors and compensation committee recognize that the Dodd-Frank legislation enacted in 2010 may, following rulemaking, require some modification of these policies. Our board of directors and compensation committee intend to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.
Compensation Policies and Practices Relating to Risk Management
The compensation committee, with the assistance of FPL, conducts regular analytical reviews focusing on several key areas of the Company’s compensation program for its NEOs and other Executive Officers, including external market compensation data, pay mix, selection of performance metrics, the goal-setting process, and internal equity (i.e., compensation differences between individuals) on the payment of compensation. These reviews provide a framework for consideration by the compensation committee with respect to whether any of the Company’s current programs, practices or procedures regarding compensation of its NEOs and other Executive Officers should be altered to help ensure the Company maintains an appropriate balance between prudent business risk and resulting compensation.
As a result of this process, the compensation committee has concluded that while a significant portion of the Company’s compensation program for its NEOs and other Executive Officers is performance-based, the program does not encourage excessive or unnecessary risk-taking. The compensation committee further concluded that the Company’s policies and procedures largely achieve the appropriate balance between the Company’s annual goals and its long-term financial success and growth. While risk-taking is a necessary part of the growth of any business, the compensation committee focuses on aligning the Company’s compensation policies with its long-term interests, and on avoiding short-term rewards for management decisions that could pose long-term risks to the Company, including as follows:
•
Use of Long-Term Compensation.   In order to more closely align the interests of the Company’s NEOs and other Executive Officers with those of its stockholders, more than half of the total compensation payable or potentially payable to our NEOs and other executive officer is non-cash compensation in the form of long-term equity-based awards. This structure is also intended to maximize retention, as such equity-based awards are subject to either time- or performance-based vesting, generally over a period of at least three years (subject to accelerated vesting upon certain terminations of the holder’s employment as described under “Potential Payments Upon Termination or Change-in-Control” below). Such vesting periods encourages our NEOs and other Executive Officers to focus on sustaining the Company’s long-term performance. Grants of such long-term equity-based awards are typically made annually, so our NEOs and other Executive Officers generally have unvested awards that could decrease significantly in value if the Company’s business is not managed for the long-term.

•
Stock Ownership Guidelines.   The Board has implemented stock ownership guidelines for our NEOs and other Executive Officers, which are described above under “Stock Ownership Guidelines.” The compensation committee believes that significant ownership of the Company’s Common Stock by its NEOs and other Executive Officers helps to align the interests of the Company’s management with those of its stockholders, and is consistent with the Company’s commitment to sound corporate governance. As of December 31, 2018, all of our NEOs and other Executive Officers were in compliance with our stock ownership guidelines or on track to be compliant within the five-year period specified by the guidelines.

•
Pledging Policy.   The Board has adopted a pledging policy, which is described above under “Pledging Policy.” The pledging policy prohibits the Company’s executive officers and directors from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to the Company’s Stock Ownership Guideline. To encourage our executive officers and directors to continue to hold Company securities currently owned by them that are in excess of the amounts required under the Stock Ownership Guidelines, and to encourage them to increase such ownership over time, our executive officers and directors are permitted to pledge only such Company securities held in excess of the Stock Ownership Guidelines applicable to such executive officer or director and subject to certain restrictions and limitations.

•
Clawback Policy.   The compensation committee has also adopted a policy on the clawback of incentive compensation, which is described above under “Clawback Policy.” Under the clawback policy, if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws (whether or not based on fraud or misconduct) and the Board or the compensation committee has not determined that such restatement is subject to certain exceptions, the Company may recover certain excess incentive-based compensation (including equity and equity-based compensation) that is paid, issued or vests based on the achievement of performance objectives and that is granted on or after the policy’s effective date to current or former NEOs or other Executive Officers while an NEO or other Executive Officer.

•
Performance Metrics.   The compensation committee further believes in linking pay with performance. In 2018, the Company used a variety of quantifiable performance metrics for its annual incentive programs, which are described in more detail under “Compensation Discussion and Analysis — Elements of Compensation and 2018 Compensation Decisions.”

In summary, the compensation committee believes that structuring the Company’s executive compensation program such that a considerable amount of the compensation of its NEOs and other Executive Officers is tied to the Company’s long-term success and share value provides incentives for our NEOs and other Executive Officers to manage the Company for long-term growth in a prudent manner, and avoids creating disproportionately large short-term incentives that could otherwise serve to promote the taking of risks that would not be in the long-term interests of the Company.
Lending Policies
We may not make loans to our directors, officers or other employees except in accordance with our code of business conduct and ethics and applicable law.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(1)
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussion, the Compensation Committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this 2019 proxy statement.
Submitted by the Compensation Committee
Romano Tio, Chairman
I. Bobby Majumder
Elizabeth Harrison
Compensation Committee Interlocks and Insider Participation
The members of the compensation committee during the fiscal year ended 2018 were Brian D. Bailey, I. Bobby Majumder, and Elizabeth Harrison, each of whom is an independent director. None of these directors has at any time served as an officer or employee of the Company. None of our Executive Officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee. Accordingly, during 2018, there were no interlocks with other companies within the meaning of the SEC’s rules.

(1)
The material in the foregoing Compensation Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, other than our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, where it shall be deemed to be “furnished,” irrespective of any general incorporation language contained in such filing.

EXECUTIVE OFFICER COMPENSATION TABLES
Summary Compensation Table
The table below summarizes the total compensation paid or earned by our NEOs and other Executive Officers in 2018, 2017 and 2016.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
R. Ramin Kamfar Chairman and Chief Executive Officer	2018	400,000	385,200	3,968,912	—	—	4,754,112
	2017	66,667	66,667	—	—	—	133,334
	2016	—	—	—	—	—	—
Jordan B. Ruddy President and Chief Operating Officer	2018	300,000	288,900	1,728,870	—	—	2,317,770
	2017	50,000	50,000	—	—	—	100,000
	2016	—	—	—	—	—	—
James G. Babb, III Chief Investment Officer	2018	325,000	312,975	1,728,870	—	—	2,366,845
	2017	54,167	54,167	—	—	—	108,334
	2016	—	—	—	—	—	—
Ryan S. MacDonald Chief Acquisitions Officer	2018	250,000	240,750	1,664,972	—	—	2,155,722
	2017	41,667	41,667	—	—	—	83,334
	2016	—	—	—	—	—	—
Christopher J. Vohs Chief Financial Officer and Treasurer	2018	250,000	120,375	614,875	—	—	985,250
	2017	41,667	20,833	—	—	—	62,500
	2016	—	—	—	—	—	—
Michael L. Konig* Chief Legal Officer and Secretary	2018	300,000	288,900	1,728,870	—	—	2,317,770
	2017	50,000	50,000	—	—	—	100,000
	2016	—	—	—	—	—	—
Michael DiFranco Executive Vice President, Operations	2018	39,231	30,079	—	—	—	69,310
	2017	—	—	—	—	—	—
	2016	—	—	—	—	—	—

*
Pursuant to a Services Agreement with his wholly-owned law firm, K&A.

(1)
Each Executive Officer received an annual cash incentive bonus for the year ended December 31, 2018. Mr. DiFranco began employment on November 5, 2018, and fully transitioned into his role as an Executive Officer on April 1, 2019. Mr. DiFranco’s annual cash incentive bonus was prorated for his service during 2018.

(2)
Amounts shown do not reflect compensation actually received by the named executive officer, as such awards generally vest over three- to five-year periods contingent on continued employment. Instead, the amounts shown are the full grant date fair value of LTIP Unit awards issued to the executives in 2018, and assume full vesting and achievement of maximum performance under any long term performance awards. In accordance with SEC disclosure requirements, the amounts for 2018 include the full grant date fair value of awards issued under the Incentive Plans. The grant date fair value is computed in accordance with FASB ASC 718, “Compensation-Stock Compensation,” or “ASC 718.”

(3)
The Executive Officers did not receive any non-equity incentive plan compensation in 2018.

Grants of Plan-Based Awards for 2018
Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
R. Ramin Kamfar	1/1/2018(2)	—	—	—	240,892	$2,435,418
	1/1/2018(3)	—	—	—	57,814	$584,500
	1/1/2018(4)	—	—	—	9,636	$97,420
	1/1/2018(5)	17,567	35,134	52,701	—	$532,807
	10/4/2018(6)	11,340	22,680	34,020	—	$318,767
Jordan B. Ruddy	1/1/2018(2)	—	—	—	120,446	$1,217,709
	1/1/2018(3)	—	—	—	19,271	$194,830
	1/1/2018(4)	—	—	—	3,212	$32,473
	1/1/2018(5)	5,856	11,711	17,567	—	$177,602
	10/4/2018(6)	3,780	7,560	11,340	—	$106,256
James G. Babb III	1/1/2018(2)	—	—	—	120,446	$1,217,709
	1/1/2018(3)	—	—	—	19,271	$194,830
	1/1/2018(4)	—	—	—	3,212	$32,473
	1/1/2018(5)	5,856	11,711	17,567	—	$177,602
	10/4/2018(6)	3,780	7,560	11,340	—	$106,256
Ryan S. MacDonald	1/1/2018(2)	—	—	—	120,446	$1,217,709
	1/1/2018(3)	—	—	—	16,862	$170,475
	1/1/2018(4)	—	—	—	2,810	$28,409
	1/1/2018(5)	5,124	10,247	15,371	—	$155,401
	10/4/2018(6)	3,308	6,615	9,923	—	$92,979
Christopher J. Vohs	1/1/2018(2)	—	—	—	48,178	$487,080
	1/1/2018(3)	—	—	—	4,818	$48,710
	1/1/2018(4)	—	—	—	803	$8,118
	1/1/2018(5)	1,464	2,928	4,392	—	$44,403
	10/4/2018(6)	945	1,890	2,835	—	$26,564
Michael L. Konig	1/1/2018(2)	—	—	—	120,446	$1,217,709
	1/1/2018(3)	—	—	—	19,271	$194,830
	1/1/2018(4)	—	—	—	3,212	$32,473
	1/1/2018(5)	5,856	11,711	17,567	—	$177,602
	10/4/2018(6)	3,780	7,560	11,340	—	$106,256
Michael DiFranco(7)	—	—	—	—	—	$—

(1)
The amounts presented in this column represent the full grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to the Named Executive Officers and other Executive Officers in 2018. Pursuant to the rules and regulations of the SEC, the amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value, including the impact of estimated forfeitures related to service-based vesting conditions, is the amount we would expense in our consolidated financial statements over the award’s vesting schedule. For additional information on our value assumptions, refer to Note 13 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

(2)
Represents long-term incentive plan units (“LTIP Units”) in Bluerock Residential Holdings, LP (the “Operating Partnership”), of which the Company is the general partner. These LTIP Units will vest ratably over a five year period and may convert to units of limited partnership in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of Class A Common Stock on a one-for-one basis.

(3)
Represents LTIP Units in the Operating Partnership, of which the Company is the general partner. These LTIP Units will vest ratably over a three year period and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of Class A Common Stock on a one-for-one basis.

(4)
Represents LTIP Units in the Operating Partnership, of which the Company is the general partner. These LTIP Units will vest in three equal annual installments (the first, on December 31, 2018, and thereafter, on each anniversary of October 31, 2017), and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of Class A Common Stock on a one-for-one basis.

(5)
Represents LTIP Units in the Operating Partnership, of which the Company is the general partner. These Long Term Performance Awards LTIP Units are subject to a three-year performance period and may vest at the end of that period subject to performance criteria and established targets. The LTIP Units may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of Class A Common Stock on a one-for-one basis.

(6)
Represents LTIP Units in the Operating Partnership of which the Company is the general partner. These Long Term Performance Awards LTIP Units are subject to a three-year performance period beginning January 1, 2018 and may vest at the end of that period subject to performance criteria and established targets. The LTIP Units may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash, or at the option of the Company and after a one-year holding period (including any period during which the LTIP Units were held), settled in shares of Class A Common Stock on a one-for-one basis.

(7)
Michael DiFranco began employment on November 5, 2018, and fully transitioned into his role as an Executive Officer on April 1, 2019.

Outstanding Equity Awards at December 31, 2018
The following table sets forth certain information with respect to outstanding equity awards held by NEOs and other Executive Officers as of December 31, 2018:
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
R. Ramin Kamfar	1/1/2018(2)	192,714	1,738,280	—	—
	1/1/2018(3)	57,814	521,482	—	—
	1/1/2018(4)	6,424	57,944	—	—
	1/1/2018(5)	—	—	52,701	475,363
	10/4/2018(6)	—	—	34,020	306,860
Jordan B. Ruddy	1/1/2018(2)	96,357	869,140	—	—
	1/1/2018(3)	19,271	173,824	—	—
	1/1/2018(4)	2,141	19,312	—	—
	1/1/2018(5)	—	—	17,567	158,454
	10/4/2018(6)	—	—	11,340	102,287
James G. Babb III	1/1/2018(2)	96,357	869,140	—	—
	1/1/2018(3)	19,271	173,824	—	—
	1/1/2018(4)	2,141	19,312	—	—
	1/1/2018(5)	—	—	17,567	158,454
	10/4/2018(6)	—	—	11,340	102,287
Ryan S. MacDonald	1/1/2018(2)	96,357	869,140	—	—
	1/1/2018(3)	16,862	152,095	—	—
	1/1/2018(4)	1,873	16,894	—	—
	1/1/2018(5)	—	—	15,371	138,646
	10/4/2018(6)	—	—	9,923	89,505
Christopher J. Vohs	1/1/2018(2)	38,542	347,649	—	—
	1/1/2018(3)	4,818	43,458	—	—
	1/1/2018(4)	535	4,826	—	—
	1/1/2018(5)	—	—	4,392	39,616
	10/4/2018(6)	—	—	2,835	25,572
Michael L. Konig	1/1/2018(2)	96,357	869,140	—	—
	1/1/2018(3)	19,271	173,824	—	—
	1/1/2018(4)	2,141	19,312	—	—
	1/1/2018(5)	—	—	17,567	158,454
	10/4/2018(6)	—	—	11,340	102,287
Michael DiFranco(7)	—	—	—	—	—

(1)
Based upon the closing price of our Class A Common Stock on December 31, 2018 of  $9.02.

(2)
Each LTIP award vests and becomes nonforfeitable as follows: (i) the first installment vested on December 31, 2018 in the amount of one-fifth (1/5) of the LTIP award and (ii) the second through fifth installments on the second through fifth anniversary of October 31, 2017, respectively, in an amount equal to one-fifth (1/5) of the LTIP award, in each case subject to continued employment and other conditions.

(3)
The amount of each such LTIP award was determined as set forth above. Each LTIP award vests and becomes nonforfeitable in three equal installments on each anniversary of the date of grant, subject to continued employment and other conditions.

(4)
Each LTIP award vests and becomes nonforfeitable as follows: (i) the first installment vested on December 31, 2018 in the amount of one-third (1/3) of the LTIP award, and (ii) the second and third installments on the second and third anniversary of October 31, 2017, respectively, in the amount of one-third (1/3) of the LTIP award, in each case subject to continued employment and other conditions.

(5)
Each Initial Long Term Performance Award was granted in the form of LTIP Units for a three-year performance period, with a threshold equal to 50% of that year’s Annual LTIP Award, a target equal to that year’s Annual LTIP Award and a maximum equal to 150% of that year’s Annual LTIP Award, subject to the performance criteria and targets established and administered by the compensation committee. The amounts in the table assume maximum performance. The actual number of LTIP Units that become fully vested in respect of each such Long Term Performance Award will be based on the attainment, over the three-year performance period, of targets related to relative total stockholder return, relative same store net operating income growth, and inclusion in certain peer indices, as well as a subjective evaluation of the achievement of strategic objectives. Each such Long Term Performance Award will vest and become nonforfeitable effective as of the last day of the performance period. Due to limitations on the number of LTIP Units available for issuance under the Second Amended 2014 Incentive Plans, these Long Term Performance Awards were, in aggregate, lower than those to which the recipients were entitled pursuant to the terms of their respective Executive Agreements. Upon stockholder approval of the Third Amended 2014 Incentive Plans, such remaining LTIP Units were issued by the Company to each such recipient at such time. See footnote (6).

(6)
The increased capacity under the Third Amended 2014 Incentive Plans enabled the Company to issue the Shortfall LTIP Units, for a three-year performance period from the date of grant of the Initial Long Term Performance Award, subject to performance criteria and targets established and administered by the compensation committee. Each such Shortfall Long Term Performance Award will vest and become nonforfeitable effective as of the last day of the performance period, subject to certain clawback and termination provisions.

(7)
Mr. DiFranco began employment on November 5, 2018, and fully transitioned into his role as an Executive Officer on April 1, 2019.

Stock Vested in 2018
The following table sets forth certain information with respect to the vesting of LTIP Units for each of our NEOs and other Executive Officers during the fiscal year ended December 31, 2018.
Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Received on Vesting ($)(1)
R. Ramin Kamfar	51,390	$463,538
Jordan B. Ruddy	25,160	$226,943
James G. Babb III	25,160	$226,943
Ryan S. MacDonald	25,026	$225,735
Christopher J. Vohs	9,904	$89,334
Michael L. Konig	25,160	$226,943
Michael DiFranco(2)	—	$—

(1)
Based on a price of  $9.02 per LTIP Unit, which was the closing price on the NYSE American of one share of Class A Common Stock on December 31, 2018. Assumes that the value of LTIP Units on a per unit basis is equal to the per share value of our Class A Common Stock.

(2)
Mr. DiFranco began employment on November 5, 2018, and fully transitioned into his role as an Executive Officer on April 1, 2019.

Narrative Discussion of Summary Compensation Table
We provide additional disclosure below of factors relating to the Summary Compensation Table, including descriptions of the Executive Agreements of our NEOs and other Executive Officers. For further narrative disclosures concerning the information set forth in the Summary Compensation Table, please see “Compensation Discussion and Analysis” in this proxy statement.
Executive Agreements
We have entered into Employment Agreements with Messrs. Kamfar, Babb, MacDonald, Ruddy, Vohs and DiFranco, as well as a Services Agreement with Mr. Konig on substantially the same terms as the Employment Agreements (collectively, the “Executive Agreements”). The post-termination and severance provisions of these agreements are discussed in “Potential Payments Upon Termination or Change-in-Control” below.
Term.   The Executive Agreements for the Executive Officers other than Mr. DiFranco became effective as of the closing of the Internalization on October 31, 2017. Mr. DiFranco’s Executive Agreement became effective November 5, 2018. The Executive Agreements will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party thereto provides at least sixty (60) days’ advance notice of non-renewal. The Executive Agreements provide that each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, Mr. DiFranco and Mr. Konig, each in their respective capacity as executive officers (collectively, the “Executive Officers,” and each, an “Executive Officer”), can voluntarily terminate his employment or service for any reason upon 60 days’ notice or by sending a notice of non-renewal to the Company, or may resign for good reason. The Company may also terminate the Executive Agreements upon the disability of the Executive Officer, and the Executive Officer’s employment or service shall terminate upon such Executive Officer’s death. The terms “cause,” “disability,” and “good reason,” are discussed in “Potential Payments on Termination or Change-In-Control” below.
Duties.   The Executive Agreements provide that each Executive Officer will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the board of directors or, in the case of Executive Officers other than Mr. Kamfar, the Chief Executive Officer. The Executive Agreements further provide that the Executive Officers will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the board of directors may, from time to time, request. The Executive Agreements also provide that the Executive Officers will devote substantially all of their business time and attention to the performance of their duties to the Company, but will be permitted to devote time as they determine in good faith to be necessary or appropriate to fulfill their duties to Bluerock and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of their duties to us.
Compensation.   The Executive Agreements provide that Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, and Mr. DiFranco will receive an annual base salary or, in the case of Mr. Konig, an annual base payment, of  $400,000, $325,000, $250,000, $300,000, $250,000, $300,000 and $300,000, respectively. Each Executive Agreement provides that each Executive Officer’s base salary or base payment, as applicable, will be reviewed annually for appropriate increases by the compensation committee, but will not be decreased. Each Executive Agreement further states that each Executive Officer is eligible to receive an annual incentive bonus payable in cash, and annual grants of time- and performance-based equity awards, in each case as described above in “Elements of Executive Compensation.” Each Executive Agreement provides that each Executive Officer is entitled to participate in all executive incentive and, except for Mr. Konig, all employee benefit programs of the Company made available to the Company’s senior executives generally, and to be reimbursed for reasonable and customary expenses related to his employment and to paid vacation in accordance with the Company’s policies.
Clawback.   Each Executive Agreement provides that any compensation paid to the Executive Officer pursuant to the Executive Agreement or any other agreement or arrangement with the Company is subject to mandatory repayment by the Executive Officer to the Company if and to the extent any such compensation or gain is or becomes subject to (i) the Company’s clawback policy, or (ii) any law, rule, requirement or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule, requirement or regulation.
Non-Competition, Non-Solicitation, Intellectual Property, Confidentiality and Non-Disparagement.    The Executive Agreements provide that for the one-year period following the termination of his employment or its service relationship with the Company for any reason, the respective Executive Officer and K&A will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment or its service relationship with us for any reason, each Executive Officer and K&A will not solicit our investors or customers or compete with us. Each Executive Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of the Executive Officers and K&A on the one hand and us on the other hand to disparage the other.
Parachute Payments.   Each Executive Agreement provides that the Executive Officer shall bear all expense of, and be solely responsible for, all federal, state, local or foreign taxes due with respect to any amount payable to or other benefit receivable by the Executive Officer under their Executive Agreement, including, without limitation, any excise tax imposed by Section 4999 of the Code; provided, however, that any such amount or benefit deemed to be a “parachute payment” (as defined in Section 280G of the Code) alone or when added to any other amount payable or paid to or other benefit receivable or received by the Executive Officer which is deemed to constitute a parachute payment (whether or not under an existing plan, arrangement or other agreement), and would result in the imposition on the Executive Officer of an excise tax under Section 4999 of the Code (all such amounts and benefits being referred to as total payments), shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code but only if, by reason of such reduction, the net after-tax benefit received by the Executive Officer shall exceed the net after-tax benefit received by the Executive Officer if no such reduction was made. Net after-tax benefit is defined as (i) the total of all payments and the value of all benefits which the Executive Officer receives or is then entitled to receive from the Company that would constitute parachute payments, less (ii) the amount of all federal, state and local income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive Officer (based on the rate in effect for such year as set forth in the Code as in effect at the time of the first payment of the foregoing) and the amount of applicable employment taxes, less (iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by Section 4999 of the Code.
Section 409A.   Each Executive Agreement provides that it is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and the Executive Agreement will be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, each Executive Agreement provides that all of its provisions will be construed and interpreted to comply with Section 409A and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. For purposes of Section 409A of the Code, each payment made under the Executive Agreement shall be treated as a separate payment. In no event may the Executive Officer, directly or indirectly, designate the calendar year of payment. The Executive Officer will be deemed to have a termination of employment for purposes of determining the timing of any payments or benefits hereunder that are classified as deferred compensation only upon a “separation from service” within the meaning of Section 409A of the Code.
Each Executive Agreement provides that if on the date of the Executive Officer’s termination of employment, the Executive Officer is a “specified employee” (as such term is defined in Section 409A(a)(2)(B)(i) of the Code and its corresponding regulations) as determined by the board (or its delegate) in its sole discretion in accordance with its “specified employee” determination policy, then all cash severance payments payable to the Executive Officer under the Executive Agreement that are deemed as deferred compensation subject to the requirements of Section 409A of the Code shall be postponed for a period of six months following the Executive Officer’s “separation from service” with the Company (or any successor thereto). The postponed amounts shall be paid to the Executive Officer in a lump sum on the date that is six (6) months and one (1) day following the Executive Officer’s “separation from service” with the Company (or any successor thereto). If the Executive Officer dies during such six-month period and prior to payment of the postponed cash amounts hereunder, the amounts delayed on account of Section 409A of the Code shall be paid to the personal representative of the Executive Officer’s estate on the sixtieth (60th) day after the Executive Officer’s death. If any of the cash payments payable pursuant to the Executive Agreement are delayed due to the requirements of Section 409A of the Code, there shall be added to such payments interest during the deferral period at an annualized rate of interest equal to the prime rate as reported in the Wall Street Journal (or, if unavailable, a comparable source) at the relevant time.
All reimbursements provided under the Executive Agreements that constitute deferred compensation under Section 409A of the Code shall be made or provided in accordance with the requirements of Section 409A, including, where applicable, the requirement that (i) any reimbursement is for expenses incurred during the Executive Officer’s lifetime (or during a shorter period of time specified in the Executive Agreement), (ii) the amount of expenses eligible for reimbursement during a calendar year may not affect the expenses eligible for reimbursement in any other calendar year, (iii) the reimbursement of an eligible expense will be made on or before the last day of the taxable year following the year in which the expense is incurred, and (iv) the right to reimbursement is not subject to liquidation or exchange for another benefit.
Potential Payments Upon Termination or Change-in-Control
The following section describes potential payments and benefits to the NEOs and other Executive Officers under the Company’s compensation and benefit plans and arrangements upon termination of employment or a change of control of the Company.
We have entered into Employment Agreements with Messrs. Kamfar, Babb, MacDonald, Ruddy, Vohs and DiFranco, as well as a Services Agreement with Mr. Konig on substantially the same terms as the Employment Agreements (collectively, the “Executive Agreements”). The Executive Agreements provide for payments and other benefits if the executive’s employment with us is terminated under circumstances specified in his respective Executive Agreement. An executive’s rights upon the termination of his employment will depend upon the circumstances of the termination. The table below summarizes these rights and the amount of any payments and benefits due under the circumstances specified for the executive indicated.
Further, certain of the Company’s benefit plans and arrangements contain provisions regarding acceleration of vesting and payment upon specified termination events; see “— Company Share-Based Plans” below. In addition, the Company may authorize discretionary severance payments to its NEOs upon termination.
Company Share-Based Plans
Third Amended 2014 Incentive Plans.   A “Change in Control” under the Third Amended 2014 Incentive Plans occurs if:
•
a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;

•
there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;

•
we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or

•
during any period of twelve consecutive months, individuals who, at the beginning of such period, constitute our board of directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our board of directors.

If we experience a Change in Control, the administrator may, at its discretion, provide that awards (including LTIP Units) that vest, are earned or become exercisable based solely on continued employment or service (“Time-Based Awards”) that are outstanding on the date of such Change in Control will be assumed by the surviving entity, will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity, or will otherwise automatically become fully exercisable, restrictions and conditions on outstanding stock awards will lapse, and performance units, incentive awards or other equity-based awards will become earned and nonforfeitable in their entirety, on such date. Any Time-Based Awards so assumed or replaced with substitute awards in connection with the Change in Control will vest in accordance with their original terms, except that any such assumed or substitute awards for Time-Based Awards originally granted under the Third Amended 2014 Individuals Plan will automatically become vested in full on the last day of the holder’s employment if  (A) the holder’s employment or service with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause or following non-renewal of the holder’s employment agreement, (ii) voluntarily by the holder with Good Reason, or (iii) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ or service of the Company, the Successor Entity, or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment or service.
Awards that are not Time-Based Awards (“Performance Awards”) that are outstanding on the date of such Change in Control must be assumed or replaced with substitute awards granted under the Third Amended 2014 Incentive Plans in connection with the Change in Control. Such assumed or substituted Performance Awards will be of the same type of award as the original Performance Awards being assumed or replaced, and will have a value, as of the date of such Change in Control, that is substantially equal to the value of the original Performance Awards. In addition, such assumed or substituted Performance Awards will continue to vest in accordance with the terms and conditions of the original Performance Awards being assumed or replaced; provided, that the performance objectives and measures of the original Performance Awards being assumed or replaced shall be adjusted as the administrator determines is equitably required. Notwithstanding the preceding sentence (and solely with respect to assumed or substitute awards for Performance Awards originally granted under the Third Amended 2014 Individuals Plan), if  (A) the holder’s employment with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause, (ii) following non-renewal of the employment agreement, if any, between the holder and the Company, the Successor Entity or the applicable affiliate thereof  (if the holder has an employment agreement requiring accelerated vesting in such case), (iii) voluntarily by the holder with Good Reason, or (iv) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ of the Company, the Successor Entity or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment, then the assumed or substituted Performance Awards will automatically become vested with respect to a pro rata number of the shares or other securities subject to such assumed or substituted Performance Awards based on the extent to which the performance or other objectives are achieved as of the date of such termination of employment or service. Any portion of any such Performance Awards that does not become so vested will be forfeited.
The administrator may also provide that any Time-Based Awards (or any portion thereof) that become vested in connection with the Change in Control as set forth above may be cancelled, in the sole discretion of the administrator, in exchange for a payment, in cash or shares of our Class A Common Stock or other securities or consideration received by stockholders in the Change in Control transaction, in an amount substantially equal to (i) the price per share of Class A Common Stock received by stockholders (in the case of vested shares of Class A Common Stock), (ii) the amount by which the price per share of Class A Common Stock received by stockholders exceeds the option price or Initial Value (in the case of Options and SARs), and (iii) if applicable, the value of the other securities or property in which a Performance Unit or Other Equity-Based Award is denominated. However, in the case of Options and SARs, if the option price or Initial Value exceeds the price per share of Class A Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the holder.
The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a Change in Control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

If we experience a Change in Control, benefits provided under the Third Amended 2014 Incentive Plans could be treated as parachute payments. In that event, the Third Amended 2014 Incentive Plans provide that the benefits under the Third Amended 2014 Incentive Plans, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Third Amended 2014 Incentive Plans and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Third Amended 2014 Incentive Plans also provide that these provisions do not apply to a participant who has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.
Change in Control/Severance Payment Table as of December 31, 2018
The following table estimates the potential payments and benefits to our Executive Officers upon termination of employment or a change in control of the Company, assuming such event occurs on December 31, 2018. These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs.
Items Not Reflected in Table.   The following items are not reflected in the table set forth below:
•
Accrued salary, bonus and vacation.

•
Welfare benefits provided to all salaried employees having substantially the same value.

•
Amounts outstanding under the Company’s 401(k) plan.

Change in Control and Severance Payments as of December 31, 2018
Name	Benefit	Reason for Termination/Acceleration
		Disability(1)	Company non-renewal(2)	Termination by Company without cause or by Executive for good reason(3)	Change in Control(4)
R. Ramin Kamfar	Cash Severance	$—	$2,400,000	$2,400,000	$—
	Acceleration of Share-Based Awards	2,444,193	2,444,193	2,444,193	—
	Annual Disability Benefits(5)	120,000	—	—	—
	Other(6)	—	41,626	41,626	—
	Total	$2,564,193	$4,885,819	$4,885,819	$—
Jordan B. Ruddy	Cash Severance	$—	$1,200,000	$1,200,000	$1,800,000
	Acceleration of Share-Based Awards	1,104,438	1,104,438	1,104,438	1,104,438
	Annual Disability Benefits(5)	120,000	—	—	—
	Other(6)	—	12,459	12,459	12,459
	Total	$1,224,438	$2,316,897	$2,316,897	$2,916,897

Name	Benefit	Reason for Termination/Acceleration
		Disability(1)	Company non-renewal(2)	Termination by Company without cause or by Executive for good reason(3)	Change in Control(4)
James G. Babb, III	Cash Severance	$—	$1,300,000	$1,300,000	$1,950,000
	Acceleration of Share-Based Awards	1,104,438	1,104,438	1,104,438	1,104,438
	Annual Disability Benefits(5)	120,000	—	—	—
	Other(6)	—	35,829	35,829	35,829
	Total	$1,224,438	$2,440,267	$2,440,267	$3,090,267
Ryan S. MacDonald	Cash Severance	$—	$1,000,000	$1,000,000	$1,500,000
	Acceleration of Share-Based Awards	1,075,022	1,075,022	1,075,022	1,075,022
	Annual Disability Benefits(5)	120,000	—	—	—
	Other(6)	—	41,626	41,626	41,626
	Total	$1,195,022	$2,116,648	$2,116,648	$2,616,648
Christopher J. Vohs	Cash Severance	$—	$750,000	$750,000	$1,125,000
	Acceleration of Share-Based Awards	406,474	406,474	406,474	406,474
	Annual Disability Benefits(5)	120,000	—	—	—
	Other(6)	—	41,626	41,626	41,626
	Total	$526,474	$1,198,100	$1,198,100	$1,573,100
Michael L. Konig	Cash Severance	$—	$1,200,000	$1,200,000	$1,800,000
	Acceleration of Share-Based Awards	1,104,438	1,104,438	1,104,438	1,104,438
	Annual Disability Benefits(5)	120,000	—	—	—
	Other(6)	—	27,370	27,370	27,370
	Total	$1,224,438	$2,331,808	$2,331,808	$2,931,808
Michael DiFranco	Cash Severance	$—	$500,000	$500,000	$—
	Acceleration of Share-Based Awards	—	—	—	—
	Annual Disability Benefits(5)	120,000	—	—	—
	Other(6)	—	—	—	—
	Total	$120,000	$500,000	$500,000	$—

(1)
Each Executive Agreement provides that the Company may terminate the Executive Officer’s employment, to the extent permitted by applicable law, if the Executive Officer (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company, or a disability. If the Company terminates the Executive Officer’s employment for disability, the Executive Officer will be entitled to receive the following:
(A)
Any unpaid base salary and accrued but unused vacation and/or paid time off  (determined in accordance with Company policy) through the date of termination (paid in cash within 30 days, or such shorter period required by applicable law, following the effective date of termination);

(B)
Reimbursement for all necessary, customary and usual business expenses and fees incurred and paid by the Executive Officer prior to the effective date of termination in connection with his employment or service upon presentation to the Company of reasonable substantiation and documentation (payable in accordance with the Company’s expense reimbursement policy);

(C)
Vested benefits, if any, to which the Executive Officer may be entitled under the Company’s employee benefit plans as provided under his Executive Agreement (payable in accordance with the applicable employee benefit plan), and directors and officers liability coverage pursuant to the applicable provisions of the Executive Agreement for actions and inactions occurring during the term of such agreement, and continued coverage for any actions or inactions by the Executive Officer while providing cooperation under the Executive Agreement (all such benefits set forth under subsection (A) through (C) to this footnote (1), collectively, the “Accrued Benefits”); and

(D)
The Executive Officer’s outstanding equity awards (x) that are subject solely to time-based vesting conditions shall become fully vested as of such Executive Officer’s date of termination for disability and (y) that are subject to performance-based vesting conditions will vest if and to the extent the applicable performance-based conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, however, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the date of termination of such Executive Officer’s employment.

(2)
Each Executive Agreement provides that the Company may elect not to extend the term of such Executive Agreement by giving written notice to the Executive Officer at least sixty (60) days prior to any anniversary of December 31, 2020 (a “Non-Renewal”). In the event that the Executive Officer’s employment is terminated by reason of a Non-Renewal by the Company and the Executive Officer is willing and able, at the time of such Non-Renewal, to continue performing services on the terms and conditions set forth herein for the renewal term that would have occurred but for the Non-Renewal, then the Executive Officer shall be entitled to receive:

(A)
The Accrued Benefits; and,

(B)
If the Executive Officer signs a general release of claims in favor of the Company (subject to the expiration of any applicable or legally required revocation period) within sixty (60) days after the effective date of termination (the “Release Requirement”):

1.
A lump sum cash payment equal to a multiple (the “Severance Multiple”) of  (a) three times the sum (in the case of Mr. Kamfar), (b) two times the sum (in the case of Messrs. Babb, Ruddy, Vohs, MacDonald and Konig), or (c) the amount (in the case of Mr. DiFranco) of  (i) his base salary, and (ii) his average annual bonus with respect to (1) the two prior calendar years (in the case of Messrs. Kamfar, Babb, Ruddy, Vohs, MacDonald and Konig) or (2) the prior calendar year (in the case of Mr. DiFranco) (or, if any such termination of employment occurs during calendar year 2018, then (x) the annual bonus paid or payable to him for the year ending December 31, 2017 (in the case of Messrs. Kamfar, Babb, Ruddy, Vohs, MacDonald and Konig) or (y) 66.67% of his base salary (in the case of Mr. DiFranco), provided, further, that (in the case of Messrs. Kamfar, Babb, Ruddy, Vohs, MacDonald and Konig), if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating his average annual bonus with respect to the two prior calendar years); and (in the case of Mr. DiFranco), if the termination occurs during the year ending December 31, 2019, the annual bonus paid or payable to him for the year ending December 31, 2018 will be annualized for purposes of calculating his average annual bonus.
2.
A lump sum cash payment in an amount equal to his target bonus for the then-current calendar year, pro-rated for the number of days in such calendar year ending on the effective date of termination;

3.
All outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to his Annual LTIP Award and his Initial Commitment Award, if applicable), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination;

4.
If entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation;

5.
A lump-sum cash payment of any unpaid base salary or unpaid base payment and accrued but unused vacation and/or paid time off through the date of termination; and;

6.
Reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination (all such benefits set forth under this subsection (B) to footnote (2), collectively, the “Release Benefits”).

(3)
Under each Executive Agreement, the Company may terminate an Executive Officer’s employment or service at any time without “cause” (defined below) upon not less than sixty (60) days’ prior written notice to the Executive Officer. In addition, the Executive Officer may initiate a termination of employment or service by resigning for “good reason” (defined below). The Executive Officer must give the Company not less than sixty (60) days’ prior written notice of such resignation. In addition, the Company may initiate a termination of employment or service by sending a notice of non-renewal of the Executive Agreement to the Executive Officer, as described above. If the Executive Officer satisfies the Release Requirement in these circumstances, the Executive Officer will be entitled to receive the Accrued Benefits and the Release Benefits. If the Executive Officer does not satisfy the Release Requirement in these circumstances, we refer to the termination as a no-release termination. Upon any no-release termination, the Executive Officer is entitled to receive only the amount due to the Executive Officer under the Company’s then current severance pay plan for employees, if any, and no other payments or benefits will be due under the Executive Agreement to the Executive Officer, but the Executive Officer will be entitled to receive the Accrued Benefits.

Each Executive Agreement defines “cause” as any of the following grounds for termination of the Executive Officer’s employment or service:
i.
the Executive Officer’s conviction of, or plea of guilty or nolo contendere to, a felony (excluding traffic-related felonies), or any financial crime involving the Company (including, but not limited to, fraud, misappropriation or embezzlement of Company assets);

ii.
the Executive Officer’s willful and gross misconduct in the performance of his duties (other than by reason of his incapacity or disability); provided, that the Company’s dissatisfaction with the Executive Officer’s performance shall not constitute “cause”;

iii.
the Executive Officer’s continuous, willful and material breach of the Executive Agreement after written notice of such breach has been given by the board of directors in its reasonable discretion exercised in good faith; provided that, in no event shall any action or omission in subsection (ii) or (iii) constitute “cause” unless (1) the Company gives notice to the Executive Officer stating that the Executive Officer will be terminated for cause, specifying the particulars thereof in reasonable detail and the effective date of termination (which shall be no less than ten (10) business days following the date on which such written notice is received by the Executive Officer) (the “Cause Termination Notice”), (2) the Company provides the Executive Officer and his counsel with an opportunity to appear before the board of directors to rebut or dispute the alleged reason for termination on a specified date that is at least three (3) business days following the date on which the Cause Termination Notice is given, but prior to the stated termination date described in clause (1), and (3) a majority of the board of directors (calculated without regard to the Executive Officer, if applicable) determines that the Executive Officer has failed to materially cure or cease such misconduct or breach within ten (10) business days after the Cause Termination Notice is given to him. For purposes of the foregoing sentence, no act, or failure to act, on the Executive Officer’s part shall be considered willful unless done or omitted to be done by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company, and any act or omission by the Executive Officer pursuant to the authority given pursuant to a resolution duly adopted by the board of directors or on the advice of counsel to the Company will be deemed made in good faith and in the best interest of the Company.
Each Executive Agreement defines “good reason” to mean the occurrence of any of the following events without the Executive Officer’s consent:
i.
The assignment to the Executive Officer of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in the Executive Officer’s title, authority or responsibilities; provided (in the case of Mr. Kamfar only) that failing to maintain Mr. Kamfar as a member of the board of directors will constitute “good reason”; and provide (in the case of the other Executive Officers) that a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company shall not constitute “good reason”;

ii.
a material reduction in base salary, or the annual or long-term target incentive opportunities, of the Executive Officer;

iii.
the Company’s continuous, material and willful breach of the Executive Agreement; or

iv.
the relocation (without the written consent of the Executive Officer) of the Executive Officer’s principal place of employment or service by more than thirty-five (35) miles from its location on the effective date of the Executive Agreement.

Each Executive Agreement provides that (i) “good reason” will not be deemed to exist unless notice of termination on account thereof  (specifying a termination date of at least sixty (60) days but no more than ninety (90) days from the date of such notice) is given no later than ninety (90) days after the time at which the event or condition purportedly giving rise to “good reason” first occurs or arises, and (ii) if there exists an event or condition that constitutes “good reason,” the Company will have thirty (30) days from the date notice of such a termination is given to cure such event or condition and, if the Company does so, such event or condition will not constitute “good reason;” provided, however, that the Company’s right to cure such event or condition will not apply if there have been repeated breaches by the Company.
(4)
The Executive Agreement of each Executive Officer other than Messrs. Kamfar and DiFranco provides that if a “Change in Control” of the Company occurs and, upon or within 18 months thereafter, the Company terminates the Executive Officer’s employment or service without “cause” or the Executive Officer terminates his employment or service for “good reason,” then the Executive Officer shall be entitled to receive (A) the Accrued Benefits; and (B) if the Executive Officer satisfies the Release Requirement, the Release Benefits, except that the Severance Multiple shall be three rather than two.

The Executive Agreement of each Executive Officer other than Messrs. Kamfar and DiFranco defines “Change in Control” to have the same meaning as the same term under the Third Amended 2014 Incentive Plans, which definition is set forth above under “Potential Payments Upon Termination or Change-in-Control — Company Share-Based Plans.”

(5)
$120,000 represents the maximum amount paid under the Company’s Long-Term Disability Plan to an employee if disabled for 90 consecutive days and the employee was eligible to receive the long-term disability payments. $120,000 represents the aggregate of maximum monthly payments of  $2,000 payable as a long-term disability benefit for a maximum of 5 years or to age 70 (such payments would continue for the length of the disability).

(6)
Represents COBRA payments for a maximum of 18 months.

In the event of the death of an Executive Officer during the term of their Executive Agreement, the Executive Officer will be entitled to receive (i) the Accrued Benefits, and (ii) all outstanding equity awards (a) that are subject solely to time-based vesting conditions (including, but not limited to, each Annual LTIP Award and the Initial Commitment Award, if applicable), which will become fully vested as of the date of such Executive Officer’s death, and (b) that are subject to performance-based vesting conditions (including each Long Term Performance Award), which will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of such Executive Officer’s death (without regard to the original length of the performance period); provided, however, that any performance-based award that vests and becomes payable pursuant to clause (b) will be pro-rated for the actual number of days in the applicable performance period preceding the Executive Officer’s death.
In the event of  (i) the Company’s termination of an Executive Officer’s employment or service at any time for “cause” or (ii) voluntary termination by the Executive Officer without “good reason” upon sixty (60) days’ prior written notice to the Company, the Executive Officer will be entitled to receive the Accrued Benefits. In such event, all payments and benefits under the Executive Agreement will otherwise cease, and all then-unvested awards or benefits will be forfeited.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Ramin Kamfar, Chief Executive Officer (the “CEO”):
For 2018, our last completed fiscal year:
•
the annual total compensation of the employee identified at median of our company (other than our CEO), was $150,000; and

•
the annual total compensation of the CEO for purposes of determining the CEO pay ratio was $4,754,112.

The annual total compensation is based on compensation earned from January 1, 2018 through December 31, 2018.
Based on this information, for 2018, the ratio of the annual total compensation of Mr. Kamfar, our Chief Executive Officer, to the median of the annual total compensation of all employees was estimated to be 31.7 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows: (a) we determined that, as of December 31, 2018, our employee population consisted of approximately 52 individuals, and (b) to identify the “median employee” from our employee population, we collected actual base salary, bonus earned, and any overtime paid during the period from January 1, 2018 through December 31, 2018.
Compensation of Directors
During 2018, the independent directors’ compensation consisted of cash and equity retainers amounting to $40,000 and $65,000, respectively. In addition, the lead independent director, the audit committee chairman, the compensation committee chairman, and the nominating & corporate governance chairman received annual retainers of  $25,000, $20,000, $15,000, and $10,000, respectively. Effective July 2018 the investment committee chairman received an annual retainer of  $15,000. Each member of the audit committee, the compensation committee, the nominating & corporate governance committee and the investment committee received annual retainers of  $10,000, $7,500, $5,000 and $5,000, respectively. Meeting fees were eliminated in 2018 as part of the compensation program. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board.
We have provided below certain information regarding compensation earned by and paid to our directors during fiscal year 2018 (amounts in thousands).
Name	Fees Paid in Cash in 2018(1)	LTIP Unit Awards(2)	Total
Brian D. Bailey(3)(4)	$74	$63	$137
Elizabeth Harrison(5)	25	30	55
I. Bobby Majumder(6)	89	63	152
Romano Tio(7)	71	63	134
R. Ramin Kamfar	—	—	—

(1)
Excludes $8,333 of the $25,000 annual retainer paid in 2017, which retainer also compensated for services to be rendered in 2018 in the amount of  $8,333.

(2)
Reflects 6,263 LTIP Units granted under the Second Amended 2014 Individuals Plan (which has subsequently been amended and restated in its entirety by the Third Amended 2014 Individuals Plan) to Mr. Bailey, Mr. Majumder and Mr. Tio, and 3,165 LTIP Units granted under the Third Amended 2014 Individuals Plan to Ms. Harrison, each a non-employee director. The amounts reported for each non-employee director reflect the grant date fair value of the award based on the closing price of the shares on January 1, 2018 and October 4, 2018, respectively (i.e. $10.11 and $9.37).

(3)
Includes standard Board retainer of  $40,000, audit committee chairperson retainer of  $20,000, compensation committee member retainer of  $7,500, investment committee member retainer of  $5,000 and nominating committee member retainer of  $5,000, less $8,333 paid in 2017. Includes one $2,000 payment and one $2,500 payment paid in 2018 for 2017 meetings. Does not include $1,199 paid in 2019 for services rendered in 2018.

(4)
In June 2019, Mr. Bailey notified the board of his resignation from his position as a director of the Company, effective June 21, 2019.

(5)
Includes standard Board retainer of  $40,000, compensation committee member retainer of  $7,500, and nominating committee member retainer of  $5,000, pro-rated for Ms. Harrison’s service during 2018.

(6)
Includes standard Board retainer of  $40,000, lead independent director retainer of  $25,000, audit committee member retainer of  $10,000, compensation committee member retainer of  $7,500 and nominating committee chairperson retainer of  $10,000, less $8,333 paid in 2017. Includes one $2,000 payment and one $2,500 payment paid in 2018 for 2017 meetings.

(7)
Includes standard Board retainer of  $40,000, compensation committee chairperson retainer of $15,000, audit committee member retainer of  $10,000, nominating and corporate governance member retainer of  $5,000, and investment committee member retainer of  $5,000, less $8,333 paid in 2017. Includes one $2,000 payment and one $2,500 payment paid in 2018 for 2017 meetings. Includes $2,398 paid in 2018 for services to be rendered in 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Person Transaction Policy
Our board of directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. The purpose of this policy is to describe the procedures used to identify, review and approve any existing or proposed transaction, arrangement, relationship (or series of similar transactions, arrangements or relationships) in which (a) we, our Operating Partnership or any of our subsidiaries were, are or will be a participant, (b) the aggregate amount involved exceeds $120,000, and (c) a related person has or will have a direct or indirect interest. For purposes of this policy, a related person is (i) any person who is, or at any time since the beginning of the current fiscal year was, a director, director nominee, or executive officer of the Company, (ii) any beneficial owner of more than 5% of our stock, or (iii) any immediate family member of any of the foregoing persons.
Under this policy, our audit committee is responsible for reviewing and approving or ratifying each related person transaction or proposed related person transaction. In determining whether to approve or ratify a related person transaction, the audit committee is required to consider all relevant facts and circumstances of the related person transaction available to the audit committee and to approve only those related person transactions that are in the best interests of the Company, as the audit committee determines in good faith. No member of the audit committee is permitted to participate in any consideration of a related person transaction with respect to which that member or any of his or her immediate family is a related person. A copy of our related person transaction policy is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”
Related Person Transactions
This section describes related party transactions between us and our directors, executive officers and 5% stockholders and their immediate family members that occurred since the beginning of the fiscal year ended December 31, 2018.
Affiliate Transactions
As described further below, we have entered into agreements with certain affiliates pursuant to which they will provide services to us. Our independent directors have reviewed the material transactions between our affiliates and us since the beginning of 2018. Set forth below is a description of such transactions and the independent directors’ determination of their fairness.
Administrative Services Agreement
In connection with the closing of the Internalization, the Company, the Operating Partnership, and Bluerock TRS Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “the OP Sub”), and REIT Operator (collectively, the “Company Parties,” and each, a “Company Party”) entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with Bluerock and its affiliate, Bluerock Real Estate Holdings, LLC (together “Bluerock”). Pursuant to the Administrative Services Agreement, Bluerock provides the Company with certain human resources, investor relations, marketing, legal and other administrative services (the “Services”) to facilitate a smooth transition in the Company’s management of its operations and enable the Company to benefit from operational efficiencies created by access to such services following closing, to give the Company time to develop such services in-house or to hire other third-party service providers for such services. The Services are provided on an at-cost basis, generally allocated based on the use of such Services for the benefit of the Company’s business, and are invoiced on a quarterly basis. In addition, the Administrative Services Agreement permits, from time to time, certain employees of the Company to provide or cause to be provided services to Bluerock, on an at-cost basis, generally allocated based on the use of such services for the benefit of the business of Bluerock and invoiced on a quarterly basis, and otherwise subject to the terms of the Services provided by Bluerock to the Company under the Administrative Services Agreement. Payment by the Company of invoices and other amounts payable under the Administrative Services Agreement will be made in cash or, in the sole discretion of the Board, in the form of fully-vested LTIP Units.

The initial term of the Administrative Services Agreement was one year from October 31, 2017, subject to the Company’s right to renew it for successive one-year terms upon sixty (60) days written notice prior to expiration. The initial term of the Administrative Services Agreement expired on October 31, 2018. On August 6, 2018, the Company delivered written notice to Bluerock of the Company’s intention to renew the Administrative Services Agreement for an additional one-year term, to expire on October 31, 2019. The Administrative Services Agreement automatically terminates (i) upon termination by the Company of all Services, or (ii) in the event of non-renewal by the Company. Any Company Party can also be able to terminate the Administrative Services Agreement with respect to any individual Service upon written notice to the applicable Bluerock entity, in which case the specified Service will discontinue as of the date stated in such notice, which date must be at least ninety (90) days from the date of such notice. Further, either Bluerock entity can terminate the Administrative Services Agreement at any time upon the occurrence of a “Change of Control Event” (as defined therein) upon at least one hundred eighty (180) days prior written notice to the Company.
In the event of  (i) the failure by any Company Party to pay for Services as required under the Administrative Services Agreement, (ii) any material default by either Bluerock entity in the due performance or observance of any term or agreement in the Administrative Services Agreement, or (iii) the adjudication of any party as insolvent and/or bankrupt, or the appointment of a receiver or trustee for any party or its property, or the approval of a petition for reorganization or arrangement under any bankruptcy or insolvency law, or the filing by any party of a voluntary petition in bankruptcy, or the consent by any party to the appointment of a receiver or trustee (in each such case, the “Defaulting Party”), then the non-Defaulting Party shall have the right, at its sole discretion, (A) in the case of a default under clause (iii), to immediately terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder; and (B) in the case of a default under clause (i) or (ii), to terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder if the Defaulting Party has failed to (x) cure the default within thirty (30) days after receiving written notice of such default, or (y) take substantial steps towards and diligently pursue the curing of the default. The Company Parties have each agreed that in the event of the termination of the Administrative Services Agreement or of a Service thereunder, the obligation of Bluerock to provide the terminated Services, or to cause the terminated Services to be provided, shall immediately cease.
Pursuant to the Administrative Services Agreement, Bluerock is responsible for the payment of all employee benefits and any other direct and indirect compensation for the employees of Bluerock (or their affiliates or permitted subcontractors) assigned to perform the Services, as well as such employees’ worker’s compensation insurance, employment taxes, and other applicable employer liabilities relating to such employees.
The amounts paid or payable to Bluerock for the year ended December 31, 2018 are as reflected in the following table (amounts in thousands):
	Approximate Dollar Value of Mr. Kamfar’s Interest In Company Incurred Amounts	Year Ended December 31, 2018
Expense Reimbursements	$2,162	$2,162
Offering expense reimbursements	1,314	1,314
Stockholders Agreement
In connection with the closing of the Internalization, the Company and the owners of the former Manager (the “Contributors”) entered into a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which the Company may grant certain registration rights for the benefit of the Contributors and impose certain limitations on the voting rights of the Class C Common Stock, in each case as a condition to the consummation of the transactions contemplated by the Contribution Agreement.
Pursuant to the Stockholders Agreement, each Contributor, in respect of any Class A Common Stock that they may receive in connection with any redemption or conversion, as applicable, of any OP Units or Class C Common Stock received as a result of the Internalization (“Registrable Shares”), may require the

Company from time to time to register the resale of their Registrable Shares under the Securities Act on a registration statement filed with the SEC. The Stockholders Agreement grants each Contributor certain rights to demand a registration of some or all of their Registrable Shares (a “Demand Registration”) or to request the inclusion of some or all of their Registrable Shares in a registration being effected by the Company for itself or on behalf of another person (a “Piggyback Registration”), in each case subject to certain customary restrictions, limitations, registration procedures and indemnity provisions. The Company is obligated to use commercially reasonable efforts to prepare and file a registration statement within specified time periods and to cause that registration statement to be declared effective by the SEC as soon as reasonably practicable thereafter.
The ability to cause the Company to effect a Demand Registration is subject to certain conditions. The Company is not required to effect such registration within 180 days of the effective date of any prior registration statement with respect to the Company’s Class A Common Stock and may delay the filing for up to 60 days under certain circumstances.
If, pursuant to an underwritten Demand Registration or Piggyback Registration, the managing underwriter advises that the number of Registrable Shares requested to be included in such registration exceeds a maximum number (the “Maximum Number”) that the underwriter believes can be sold without delaying or jeopardizing the success of the proposed offering, the Stockholders Agreement specifies the priority in which Registrable Shares are to be included.
Pursuant to the Stockholders Agreement, the Contributors have agreed to limit certain of their voting rights with respect to the Class C Common Stock. If, as of the record date for determining the stockholders of the Company entitled to vote at any annual or special meeting of the stockholders of the Company or for determining the stockholders of the Company entitled to consent to any corporate action by written consent, the holders of the Class C Common Stock own shares of Class C Common Stock (the “Subject Shares”) representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of capital stock of the Company that have voting rights on the matters being voted upon at such meeting (such number of Subject Shares representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of capital stock of the Company with voting rights being referred to as the “Excess Shares”), then at each such meeting or in each such action by written consent the holders of the Subject Shares will vote or furnish a written consent in respect of the Excess Shares, or cause the Excess Shares to be voted or consented, in each case, in such manner as directed by a majority of the members of our board of directors. All Subject Shares other than the Excess Shares may be voted for or against any matter in the sole and absolute discretion of the holder of the Class C Common Stock.
Premises Agreements
In connection with the closing of the Internalization, (1) Bluerock and the Company, indirectly through REIT Operator’s ownership interest in the former Manager, entered into a use and occupancy agreement (the “Original NY Agreement”) for certain corporate space located in New York, NY (the “Original NY Premises”) subleased by Bluerock (the “Original NY Premises Sublease”) and (2) Bluerock and REIT Operator entered into a sublease agreement (“MI Agreement”) for certain corporate space located in Southfield, MI (the “MI Premises”) subleased by Bluerock (the “MI Premises Sublease”). The Original NY Premises Sublease expires on July 30, 2020. The Original NY Agreement provides for the sharing between Bluerock and the Company, indirectly through REIT Operator’s ownership interest in the former Manager, of the costs under the Original NY Premises Sublease, and the MI Agreement provides for the sharing between Bluerock and REIT Operator of the costs under the MI Premises Sublease. Effective on February 15, 2019, Bluerock and the Company jointly and severally, on the one hand, and an unaffiliated third party landlord, on the other hand, entered into a sublease for separate corporate space (the “Current NY Premises Sublease”) located in New York, NY (the “Current NY Premises,” and together with the Original NY Premises and the MI Premises, the “Premises”). The Current NY Premises Sublease became effective upon the date of the overlandlord’s consent thereto, which occurred on March 18, 2019. Bluerock and the Company have also entered into a Leasehold Cost-Sharing Agreement dated as of February 15, 2019 (the “Current NY Agreement”) with respect to the Current NY Premises, to provide, similar to the Original NY Agreement and the MI Agreement, for the allocation and sharing between Bluerock and the Company of the costs under the Current NY Premises Sublease. The obligations of

Bluerock and the Company under the Leasehold Cost-Sharing Agreement will commence upon taking occupancy of the Current NY Premises on or about July 26, 2019. The Original NY Premises Sublease, MI Premises Sublease and Current NY Premises Sublease (collectively, the “Premises Subleases”) and the Original NY Agreement, MI Agreement and Current NY Agreement (collectively, the “Premises Agreements”) permit the Company, REIT Operator and certain of their respective subsidiaries and/or affiliates to share occupancy of the Premises with Bluerock. Under the Current NY Agreement, if there is a change in control of either Bluerock or the Company, (1) the allocation of costs under the Current NY Premises Sublease shall be modified to thereafter allocate such costs based on the average of the costsharing percentages between Bluerock and the Company over the four most recently-completed calendar quarters immediately preceding the change in control date (or shall be the average cost-sharing percentages over such shorter period, if the change in control occurs earlier than the completion of four calendar quarters) and (2) the entity for which the change in control occurs shall be responsible, at its own cost and expense, to obtain the approval of the landlord and refit the Current NY Premises into physically separated workspaces, one for Bluerock and one for the Company, with the percentage of space for each approximately equal to the average of the historical cost-sharing percentages discussed immediately above. Under the Current NY Premises Sublease, an affiliate of Bluerock has arranged for the posting of a $750,000 letter of credit as a security deposit, and Bluerock and the Company are obligated under the Current NY Agreement to indemnify and hold such affiliate harmless from loss if there is a claim under such letter of credit.
Dealer Manager Agreement for Series B Preferred Stock Offering
In conjunction with the offering of the Series B Preferred Stock, we entered into a dealer manager agreement (the “Series B Dealer Manager Agreement”) with Bluerock Capital Markets, LLC (“Bluerock Capital Markets”), our affiliate, pursuant to which it assumed dealer manager responsibilities for our Series B Preferred Stock Offering. Pursuant to the Series B Dealer Manager Agreement, Bluerock Capital Markets will receive up to 7.0% and 3.0% of the gross offering proceeds from the offering as selling commissions and dealer manager fees, respectively. The dealer manager re-allows the substantial majority of the selling commissions and dealer manager fees to participating broker-dealers and incurs costs in excess of the 10%, which costs are borne by the dealer manager without reimbursement by the Company.
Summary of Fees and Reimbursements to Dealer Manager
Summarized below are the fees earned and expenses reimbursable to Bluerock Capital Markets, our affiliated dealer manager, and any related amounts payable for the year ended December 31, 2018 (amounts in thousands):
	Approximate Dollar Value of Mr. Kamfar’s Interest In REIT Incurred Amounts	Incurred for the Year Ended December 31, 2018
Type of Compensation
Selling Commissions	$8,651	$8,651
Dealer Manager Fees	3,708	3,708
Total:	$12,359	$12,359
The dealer manager re-allows the substantial majority of the selling commissions and dealer manager fees to participating broker-dealers, and incurs costs in excess of the 10%, which costs are borne by the dealer manager bearing the loss from the excess above the 10% without reimbursement by the Company.
Transactions with Affiliates of Our Former Manager
We have entered into several transactions with five private real estate funds that are affiliates of Bluerock, an affiliate of our former Manager, in connection with our investments. Bluerock Special Opportunity + Income Fund, LLC (“Fund I”) and Bluerock Growth Fund, LLC (“BGF”) are managed and controlled by Bluerock. Bluerock Growth Fund II, LLC (“BGF II”) Bluerock Special Opportunity + Income Fund II, LLC (“Fund II”) and Bluerock Special Opportunity + Income Fund III, LLC (“Fund

III”) are managed and controlled by a wholly owned subsidiary of Bluerock. Mr. Kamfar and a family owned limited liability company are the indirect owners of 100% of the membership interests of Bluerock, and certain of our and our former Manager’s officers is also an officer of Bluerock.
Arlo Interests, formerly known as West Morehead
On January 6, 2016, through BRG Morehead NC, LLC (“BRG Arlo”), a wholly-owned subsidiary of the Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Arlo JV”), to develop a 286-unit, Class A apartment community located in Charlotte, North Carolina known as Arlo. On December 29, 2016, (i) Fund II redeemed the preferred equity investment held by BRG Arlo in Arlo JV Member for $6.5 million and (ii) BRG Arlo maintained a 0.5% common equity interest in BR Morehead JV Member, LLC.
On December 29, 2016, the Company, through BRG Arlo, provided an approximate $21.3 million mezzanine loan (the “BRG Arlo Mezz Loan”) to BR Morehead JV Member, LLC (“Arlo JV Member”), an affiliate of the former Manager. The BRG Arlo Mezz Loan is secured by Arlo JV Member’s approximate 95.0% interest in the Arlo JV, which is developing Arlo. On January 5, 2017, the Company increased the amount of the BRG Arlo Mezz Loan to approximately $24.6 million. The BRG Arlo Mezz Loan matures on the earlier of January 5, 2020, or the maturity date of the Arlo Construction Loan, as defined below, as extended, and bears interest at a fixed rate of 15.0%. Regular monthly payments are interest-only during the initial term. The BRG Arlo Mezz Loan can be prepaid without penalty. The Company has the right to exercise an option to purchase, at the greater of a 25 basis point discount to fair market value or 15% internal rate of return for Fund II, up to a 100% common membership interest in Arlo JV Member (the mezzanine borrower), which is 99.5% owned by Fund II and which currently holds an approximate 95.0% interest in the Arlo JV and in the Arlo property, subject to certain promote rights of our unaffiliated development partner.
In conjunction with the Arlo development, on December 29, 2016, the Arlo property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $34.5 million construction loan (“the Arlo Construction Loan”) with an unaffiliated party, of which approximately $32.3 million is outstanding at March 31, 2019, and which is secured by the Arlo property. The Arlo Construction Loan matures on December 29, 2019, and contains two one-year extension options, subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee. The Arlo Construction Loan bears interest on a floating basis on the amount drawn based on LIBOR plus 3.75%, subject to a minimum of 4.25%. Regular monthly payments are interest-only until September 2019, with further payments based on twenty-five-year amortization. The Arlo Construction Loan can be prepaid without penalty.
In addition, on December 29, 2016, the Arlo property owner, which is owned by an entity in which the Company owns an indirect interest, entered into an approximate $7.3 million mezzanine loan with an unaffiliated party, of which approximately $7.3 million is outstanding at March 31, 2019, and which is secured by membership interest in the joint venture developing the Arlo property. The loan matures on December 29, 2019, and contains two one-year extension options, subject to certain conditions including a debt service coverage, loan to value ratio, extension of the Arlo Construction Loan and payment of an extension fee. The loan bears interest on a fixed rate of 11.5%. Regular monthly payments are interest-only. The loan can be prepaid prior to maturity provided the lender receives a cumulative return of 30% of its loan amount including all principal and interest paid.
Cade Boca Raton Interests, formerly known as APOK Townhomes
On September 1, 2016, through BRG Boca, LLC (“BRG Boca”), a wholly-owned subsidiary of its Operating Partnership, the Company made an investment in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Boca JV”), to develop a 90-unit, Class A apartment community located in Boca Raton, Florida known as Cade Boca Raton. On January 6, 2017, (i) Fund II substantially redeemed the common equity investment held by BRG Boca in BR Boca JV Member, LLC (“BRG Boca JV Member”), an affiliate of the former Manager, for $7.3 million and (ii) BRG Boca maintained a 0.5% common interest in BR Boca JV Member.

On January 6, 2017, the Company, through BRG Boca, provided an approximate $11.2 million mezzanine loan (the “BRG Boca Mezz Loan”) to BRG Boca JV Member. The Company has the right to exercise an option to purchase, at the greater of a 25 basis point discount to fair market value or 15% internal rate of return for Fund II, up to a 100% common membership interest in BR Boca JV Member (the mezzanine borrower), which is 99.5% owned by Fund II and which currently holds an approximate 90.0% interest in the Boca JV and in the Cade Boca Raton property, subject to certain promote rights of our unaffiliated development partner.
In conjunction with the Cade Boca Raton development, on December 29, 2016, the Cade Boca Raton property owner, which is owned by an entity in which the Company owns an indirect interest, entered into an approximate $18.7 million construction loan (the “Boca Construction Loan”) with an unaffiliated party, of which approximately $17.6  million is outstanding at March 31, 2019, which is secured by the Cade Boca Raton property. The Boca Construction Loan matures on December 31, 2019, and contains two one-year extension options, subject to certain conditions including a debt service coverage, stabilized occupancy and payment of an extension fee. The Boca Construction Loan requires interest-only payments at prime plus 0.625%, subject to a floor of 4.125%, and can be prepaid without penalty.
On November 9, 2018, the Company, through BRG Boca, and on behalf of Fund II, funded a capital call of approximately $0.5 million by increasing its mezzanine loan to BR Boca JV Member. In exchange for contributing Fund II’s share of the entire approximate $0.5 million capital call, the Company received an additional 2.5 basis point discount purchase option and has the right to exercise an option to purchase, at the greater of a 27.5 basis point discount to fair market value or 15% internal rate of return for Fund II, up to a 100% common membership interest in BR Boca JV Member.
On March 11, 2019, the Company, through BRG Boca, and on behalf of Fund II, restated the mezzanine loan and provided for an increase in the maximum amount of the mezzanine loan to BR Boca JV Member of approximately $2.3 million to $14.0 million, of which approximately $12.2 million was funded as of March 31, 2019. The restated BRG Boca Mezz Loan is secured by BR Boca JV Member’s approximate 90.0% interest in the Boca JV which is developing Cade Boca Raton. The restated BRG Boca Mezz Loan matures on the earlier of March 11, 2022, or the maturity of the Boca Construction Loan, defined above, as extended, and bears interest at a fixed rate of 15.0%. Regular monthly payments are interest-only during the initial term. The restated BRG Boca Mezz Loan can be prepaid without penalty. In exchange for agreeing to contribute Fund II’s share of the entire approximate $2.3 million increase, the Company received an additional 2.5 basis point discount purchase option and has the right to exercise an option to purchase, at the greater of a 30 basis point discount to fair market value or 15% internal rate of return for Fund II, up to a 100% common membership interest in BR Boca JV Member.
On May 10, 2019, BR Boca JV Member made an approximate $0.5 million draw of the mezzanine loan to contribute Fund II’s share of an additional capital contribution to BR Boca JV Member, which increased the mezzanine loan balance to approximately $12.7 million.
Domain at the One Forty Interests, formerly known as Domain Phase I
On November 20, 2015, through a wholly-owned subsidiary of the Operating Partnership, BRG Domain Phase 1, LLC (“BRG Domain 1”), the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Domain 1 JV”), to develop a 299-unit, Class A apartment community located in Garland, Texas known as Domain at the One Forty. On March 3, 2017, (i) Fund II substantially redeemed the preferred equity investment held by BRG Domain 1 in BR Member Domain Phase 1, LLC (“BR Domain 1 JV Member), an affiliate of the former Manager, for $7.1 million and (ii) BRG Domain 1 maintained a 0.5% common interest in BR Domain 1 JV Member.
On March 3, 2017, the Company, through BRG Domain 1, also provided an approximate $20.3 million mezzanine loan (the “BRG Domain 1 Mezz Loan”) to BR Domain 1 JV Member. The BRG Domain 1 Mezz Loan is secured by BR Domain 1 JV Member’s approximate 95.0% interest in the Domain I JV which is developing Domain at the One Forty. The BRG Domain Phase 1 Mezz Loan matures on the earlier of March 3, 2020, or the maturity of the Domain 1 Construction Loan, defined below, as extended, and bears interest at a fixed rate of 15.0%.

In conjunction with the Domain 1 development, on March 3, 2017, the Domain 1 property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $30.3 million construction loan (the “Domain 1 Construction Loan”) with an unaffiliated party, of which approximately $28.7 million is outstanding at March   31, 2019, and which is secured by the Domain 1 property. The Domain 1 Construction Loan matures on March 3, 2020, and contains two one-year extension options, subject to certain conditions including construction completion, a debt service coverage, loan to value ratio and payment of an extension fee. The Domain 1 Construction Loan bears interest on a floating basis on the amount drawn based on LIBOR plus 3.25%. Regular monthly payments are interest-only until March 2020, with further payments based on thirty-year amortization. The Domain 1 Construction Loan can be prepaid without penalty.
In addition, on March 3, 2017, the Domain 1 property owner, which is owned by an entity in which the Company owns an indirect interest, entered into an approximate $6.4 million mezzanine loan with an unaffiliated party, of which approximately $6.4 million is outstanding at March 31, 2019, and which is secured by membership interest in the joint venture developing the Domain 1 property. The loan matures on March 3, 2020, and contains two one-year extension options, subject to certain conditions including a debt service coverage, loan to value ratio, extension of the Domain 1 Construction Loan and payment of an extension fee. The loan bears interest on a fixed rate of 12.5%, with 9.5% paid currently. Regular monthly payments are interest-only. The loan can be prepaid prior to maturity provided the lender receives a minimum profit and 1% exit fee.
On March 11, 2019, the Company, through BRG Domain 1, restated the mezzanine loan and provided for an increase in the maximum amount of the mezzanine loan to BR Domain JV Member of approximately $4.2 million to $24.5 million, of which approximately $20.9 million has been funded as of March 31, 2019. In addition, the Company entered into an amended operating agreement for BR Domain 1 JV Member with Fund II, which admits BRG Domain Phase 1 Profit Share, LLC (“BRG Domain 1 PS”), a wholly-owned subsidiary of the Company, as an additional member of BR Domain 1 JV Member. As part of the restated agreement, the Company agreed to (i) terminate its option to purchase up to a 100% common membership interest in BR Domain 1 JV Member, and (ii) reduce the current fixed rate of 15.0% per annum of the mezzanine loan as follows: (a) 5.5% per annum effective January 1, 2020 through the end of the calendar year 2020, (b) 4.0% per annum for the calendar year 2021, and (c) 3.0% per annum for the calendar year 2022 and thereafter. In exchange, Fund II agreed to grant BRG Domain 1 PS a 50% participation in any profits achieved in a sale after repayment of the mezzanine loan and the Company and Fund II each receive full return of their respective capital contributions. The restated BRG Domain 1 Mezz Loan is secured by BR Domain 1 JV Member’s approximate 95.0% interest in the Domain I JV which is developing Domain at the One Forty. The restated BRG Domain Phase 1 Mezz Loan matures on the earlier of March 11, 2022, or the maturity of the Domain 1 Construction Loan, defined above, as extended, and bears interest at a fixed rate of 15.0%. Regular monthly payments are interest-only during the initial term. The restated BRG Domain 1 Mezz Loan can be prepaid without penalty.
On May 10, 2019, BR Domain JV Member made an approximate $1.2 million draw of the mezzanine loan to contribute Fund II’s share of an additional capital contribution to Domain 1 JV, which increased the mezzanine loan balance to approximately $22.1 million.
Novel Perimeter Mezzanine Financing, formerly known as Crescent Perimeter
On December 12, 2016, through BRG Perimeter, LLC (“BRG Perimeter”), a wholly-owned subsidiary of the Operating Partnership, the Company made a common equity investment of approximately $15.2 million to obtain an approximately 60% interest in a multi-tiered joint venture structure along with Fund III, an affiliate of the former Manager, and an unaffiliated third party (the “Novel Perimeter JV”), to acquire a tract of real property located in Atlanta, Georgia for the development of a 320-unit, Class A apartment community known as Novel Perimeter. The acquisition was accounted for as an asset acquisition.
On December 12, 2016, the Novel Perimeter property owner, which is owned by an entity in which the Company owns an indirect interest, entered into an approximate $44.7 million construction loan (the “Novel Perimeter Construction Loan”) with an unaffiliated party, of which approximately $41.9 million is outstanding at March 31, 2019, and which is secured by the Novel Perimeter development. The Novel

Perimeter Construction Loan matures December 12, 2020, with a one-year extension option subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee. The Novel Perimeter Construction Loan bears interest at a rate of LIBOR plus 3.00%, with interest only payments until December 12, 2020 and future payments based on 30-year amortization. The Novel Perimeter Construction Loan can be prepaid without penalty.
On December 29, 2017, (i) Fund III substantially redeemed the common equity investment held by BRG Perimeter in BR Perimeter JV Member, LLC (“BR Perimeter JV Member), an affiliate of the former Manager, for $15.3 million, and (ii) BRG Perimeter maintained a 0.5% common interest in BR Perimeter JV Member.
On December 29, 2017, the Company, through BRG Perimeter, provided an approximate $20.6 million mezzanine loan (the “BRG Perimeter Mezz Loan”) to BR Perimeter JV Member. The BRG Perimeter Mezz Loan is secured by BR Perimeter JV Member’s approximate 60.0% interest in Novel Perimeter JV, which is developing Novel Perimeter. The BRG Perimeter Mezz Loan matures on the later of December 29, 2021, or the maturity date of the Novel Perimeter Construction Loan, as extended, and bears interest at a fixed rate of 15.0%. Regular monthly payments are interest-only during the initial term. The BRG Perimeter Mezz Loan can be prepaid without penalty.
Vickers Historic Roswell, formerly known as Vickers Village
On December 22, 2016, through BRG Vickers Roswell, LLC (“BRG Vickers”), a wholly-owned subsidiary of the Operating Partnership, the Company made a common equity investment of approximately $8.5 million to obtain an 80% interest in a multi-tiered joint venture structure along with Fund III, an affiliate of the former Manager, and an unaffiliated third party (the “Vickers JV”), for the development of a 79-unit, Class A apartment community known as Vickers Historic Roswell in the Roswell submarket of Atlanta, Georgia. The acquisition was accounted for as an asset acquisition.
On December 22, 2016, the Vickers Historic Roswell property owner, which is owned by an entity in which the Company owns an indirect interest, entered into an approximate $18.0 million construction loan (the “Vickers Construction Loan”) with an unaffiliated party, of which approximately $17.4 million is outstanding at March 31, 2019, and which is secured by the Vickers Historic Roswell development. The Vickers Construction Loan matures December 1, 2020 and bears interest at a rate of LIBOR plus 3.00%, with interest only payments until December 1, 2018 and future payments based on 25-year amortization. The Vickers Construction Loan can be prepaid without penalty.
On December 29, 2017, (i) Fund III substantially redeemed the common equity investment held by BRG Vickers in BR Vickers Roswell JV Member, LLC (“BR Vickers JV Member”), an affiliate of the former Manager, for $8.7 million, and (ii) BRG Vickers maintained a 0.5% common interest in BR Vickers JV Member.
On December 29, 2017, the Company, through BRG Vickers, an indirect subsidiary, provided an approximate $9.8 million mezzanine loan (the “BRG Vickers Mezz Loan”) to BR Vickers JV Member.
On August 13, 2018, the Company, through BRG Vickers, and on behalf of Fund III, funded a capital call of approximately $0.3 million by increasing its mezzanine loan to BR Vickers JV Member, which is 99.5% owned by Fund III and which currently holds an 80.0% interest in the Vickers JV, and restated the mezzanine loan. In exchange for contributing Fund III’s share of the entire approximate $0.3 million capital call, the Company received the right to exercise an option to purchase, at the greater of a 10-basis point discount to fair market value or 15% internal rate of return for Fund III, up to a 100% common membership interest in BR Vickers JV Member.
On November 9, 2018, the Company, through BRG Vickers, and on behalf of Fund III, funded a capital call of approximately $0.3 million by increasing its mezzanine loan to BR Vickers JV Member and restated the mezzanine loan. In exchange for contributing Fund III’s share of the entire approximate $0.3 million capital call, the Company received an additional 2.5 basis point discount purchase option and has the right to exercise an option to purchase, at the greater of a 12.5 basis point discount to fair market value or 15% internal rate of return for Fund III, up to a 100% common membership interest in BR Vickers JV Member.

On February 25, 2019, the Company, through BRG Vickers, and on behalf of Fund III, restated the mezzanine loan and provided for an increase to BR Vickers JV Member of approximately $1.2 million to $11.8 million, of which $10.7 million has been funded as of March 31, 2019. The restated BRG Vickers Mezz Loan is secured by BR Vickers JV Member’s 80.0% interest in the Vickers JV, which is developing Vickers Historic Roswell. The restated BRG Vickers Mezz Loan matures on the latest of February 26, 2022, or the maturity date of the Vickers Construction Loan, defined above, as extended, and bears interest at a fixed rate of 15.0%. Regular monthly payments are interest-only during the initial term. The restated BRG Vickers Mezz Loan can be prepaid without penalty.
In exchange for increasing the mezzanine loan, the Company received an additional 5.0 basis point discount purchase option and will have the right to exercise an option to purchase, at the greater of a 17.5 basis point discount to fair market value or 15% internal rate of return for Fund III, up to a 100% common membership interest in BR Vickers JV Member.
Flagler Village Interests
On December 18, 2015, the Company, through BRG Flagler Village, LLC (“BRG Flagler”), a wholly-owned subsidiary of the Operating Partnership, made an investment in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Flagler JV”), to develop an approximately 385-unit, Class A apartment community located in Ft. Lauderdale, Florida known as Flagler Village. On December 29, 2017, (i) Fund II substantially redeemed the equity investment held by BRG Flagler in BR Flagler JV Member, LLC (“BR Flagler JV Member”), an affiliate of the former Manager, for $26.3 million, and (ii) BRG Flagler maintained a 0.5% common interest in BR Flagler JV Member.
On December 29, 2017, the Company, through BRG Flagler, an indirect subsidiary, provided a $53.6 million mezzanine loan (the “BRG Flagler Mezz Loan”) to BR Flagler JV Member.
On March 28, 2018, in conjunction with the closing of the Flagler Construction Loan, as defined below, the Company, through BRG Flagler, restated the BRG Flagler Mezz Loan and increased the amount to approximately $74.6 million. The restated BRG Flagler Mezz Loan is secured by BR Flagler JV Member’s approximate 97.4% interest in the Flagler JV, subject to certain promote rights of the Company’s unaffiliated development partner, and which is subject to preferred equity of partners holding preferred membership interests in the Flagler Village property. The restated BRG Flagler Mezz Loan matures on March 28, 2023 and bears interest at a fixed rate of 12.9%. The Company has the right of first offer to purchase the member’s ownership interests in BR Flagler JV Member, or, if applicable, to purchase Flagler Village if BR Flagler JV Member exercises its rights under the Flagler JV to cause the sale of Flagler Village.
On March 28, 2018, the Flagler Village property owner, which is owned by an entity in which the Company owns an indirect interest, entered into an approximately $70.4 million construction loan (the “Flagler Construction Loan”) with an unaffiliated party, of which approximately $8.7 million is outstanding at March 31, 2019, and which is secured by the Flagler Village development. The Flagler Construction Loan matures March 28, 2022 and contains a one-year extension option subject to certain conditions including a debt service coverage, loan to value ratio, certificate of occupancy and payment of an extension fee. The Flagler Construction Loan bears interest at the greater of 5.0% or a rate of LIBOR plus 3.85%, with interest only payments until March 28, 2022 and future payments after extension based on thirty-year amortization. The Flagler Construction Loan can be prepaid subject to payment of a make-whole premium and exit fee.
Alexan CityCentre Interests
On July 1, 2014, through BRG T&C BLVD Houston, LLC, a wholly-owned subsidiary of the Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with BGF, Fund II and Fund III, affiliates of the former Manager, and an unaffiliated third party, to develop a 340-unit, Class A apartment community located in Houston, Texas known as Alexan CityCentre. The Company has made a commitment to invest in an approximate $12.8 million of preferred equity interests in BR T&C BLVD JV Member, LLC, all of which has been funded as of June 21, 2019 (of which, approximately $6.5 million and approximately $6.3 million earns a 15% and 20% preferred return, respectively).

The Company had the right, in its sole discretion, to convert its preferred membership interest into a common membership interest for a period of six months from the date upon which 70% of the units in Alexan CityCentre had been leased and occupied. The six-month period during which the Company had the right to convert commenced on January 21, 2018, the date on which the Alexan Development achieved 70% leased and occupied units. The Company did not elect to convert into a common membership and its option to convert expired on July 21, 2018.
On April 26, 2019, the Alexan CityCentre owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $46.0 million senior mortgage loan and an $11.5 million mezzanine loan, both with an unaffiliated party, and used the proceeds from the senior loan and mezzanine loan to pay off the previous construction loan of  $55.1 million. The senior loan and mezzanine loan both provide for earnout advances of  $2.0 million and $0.5 million, respectively, for total loan commitments of $48.0 million and $12.0 million, respectively. The earnout advances are subject to a minimum debt yield and certain other conditions. The loans bear interest at a floating basis of the greater of LIBOR plus 1.50% or 3.99% on the senior loan, and the greater of LIBOR plus 6.00% or 8.49% on the mezzanine loan. The senior loan and mezzanine loan have regular monthly payments that are interest-only during the initial term, have initial maturity dates of May 9, 2022, contain two one-year extension options subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee, and can be prepaid in whole prior to maturity provided the lender receives a stated spread maintenance premium. Certain unaffiliated third parties agreed to guaranty the completion of the development of Alexan CityCentre and provided partial guaranties of the borrower’s principal and interest obligations under the loan.
Alexan Southside Place Interests
On January 12, 2015, through BRG Southside, LLC, a wholly-owned subsidiary of its Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture, along with Fund II and Fund III, affiliates of the former Manager, and an unaffiliated third party, to develop a 270-unit, Class A apartment community located in Houston, Texas known as Alexan Southside Place. Alexan Southside Place will be developed upon a tract of land ground leased from Prokop Industries BH, L.P., a Texas limited partnership, by BR Bellaire BLVD Owner, LLC, formerly known as BR Bellaire BLVD, LLC (“BR Bellaire BLVD”), as tenant under an 85-year ground lease. The Company has made a commitment to invest in an approximate $24.0 million of preferred equity interests in BR Southside Member, LLC, all of which has been funded as of June 21, 2019.
On November 9, 2018, the Company, through BRG Southside, LLC, entered into an amended agreement with Fund II and Fund III (together “the Funds”) that reduced the Company’s preferred return in exchange for certain grants made by the Funds. The Company’s previous preferred return of 15% per annum was reduced as follows: (i) 6.5% per annum effective November 9, 2018 through the end of calendar year 2019, (ii) 5.0% per annum for the calendar year 2020, and (iii) 3.5% per annum for the calendar year 2021 and thereafter. The Funds agreed to (i) grant the Company a right to compel a sale of the project beginning November 1, 2021 and (ii) grant the Company a 50.0% participation in any profits achieved in a sale after the Company receives its full preferred return and repayment of principal, and the Funds receive full return of their capital contributions. The Funds are obligated to fund their prorata share of future capital calls, absent a default event. If a default event shall occur and is continuing at the time of a sale, BRG Southside, LLC would be entitled to 100% of the profits after the Funds receive full return of their capital contributions. Additionally, the Company agreed to extend the mandatory redemption date of its preferred equity to be reflective of any changes in the loan maturity date as a result of any refinancing, including the financing that occurred on April 12, 2019.
On April 12, 2019, the Alexan Southside Place owner, which is owned by an entity in which the Company owns an indirect interest, entered into a $26.4 million senior mortgage loan and a $6.6 million mezzanine loan with an unaffiliated party, and used the proceeds from the senior loan and mezzanine loan to pay off the previous construction loan of  $31.8 million. The senior loan and mezzanine loan both provide for earnout advances of  $2.4 million and $0.6 million, respectively, for total loan commitments of $28.8 million and $7.2 million, respectively. The earnout advances are subject to a minimum debt yield and certain other conditions. The loans bear interest at a floating basis of the greater of LIBOR plus 1.50% or

3.99% on the senior loan, and the greater of LIBOR plus 6.00% or 8.49% on the mezzanine loan. The senior loan and mezzanine loan have regular monthly payments that are interest-only during the initial term, have initial maturity dates of May 9, 2022, contain two one-year extension options subject to certain conditions including a debt service coverage, loan to value ratio and payment of an extension fee, and can be prepaid in whole prior to maturity provided the lender receives a stated spread maintenance premium. Certain unaffiliated third parties agreed to guaranty the completion of the development of Alexan Southside Place and provided partial guaranties of the borrower’s principal and interest obligations under the loan.
Helios Interests, formerly known as Cheshire Bridge
On May 29, 2015, through BRG Cheshire, LLC, a wholly-owned subsidiary of its Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund III, an affiliate of the former Manager, and an unaffiliated third party, to develop a 282-unit, Class A apartment community located in Atlanta, Georgia known as Helios. The Company has made a commitment to invest in approximately $19.2 million of preferred equity interests in BR Cheshire Member, LLC, all of which has been funded as of March 31, 2019.
On November 9, 2018, the Company, through BRG Cheshire, LLC, entered into an amended agreement with Fund III that reduced the Company’s preferred return in exchange for certain grants made by Fund III. The Company’s previous preferred return of 15% per annum was reduced as follows: (i) 7.0% per annum effective November 9, 2018 through the end of calendar year 2019, (ii) 6.0% per annum for the calendar year 2020, and (iii) 4.5% per annum for the calendar year 2021 and thereafter. Fund III agreed to (i) grant the Company a right to compel a sale of the project beginning November 1, 2021 and (ii) grant the Company a 50.0% participation in any profits achieved in a sale after the Company receives its full preferred return and repayment of principal, and Fund III receives full return of its capital contribution. Fund III is obligated to fund its pro rata share of future capital calls, absent a default event. If a default event shall occur and is continuing at the time of a sale, BRG Cheshire, LLC would be entitled 100% of the profits after Fund III receives full return of its capital contribution. Additionally, the Company agreed to extend the mandatory redemption date of its preferred equity to be reflective of any changes in the loan maturity date as a result of refinancing.
On December 28, 2018, the Helios property owner refinanced the existing construction loan secured by the fee simple interest in the Helios property and entered into a $39.5 million senior mortgage loan (“senior loan”), of which approximately $39.5 million is outstanding at March 31, 2019 and which is secured by the Helios property, and paid off the previous construction loan of  $38.1 million. The Helios property owner accounted for the refinancing as an extinguishment of debt. The senior loan matures on January 1, 2029 and bears interest at a floating basis of LIBOR plus 1.75%, with interest only payments through January 2023, and then monthly payments based on thirty-year amortization. On or after September 29, 2028, the loan may be prepaid without prepayment fee or yield maintenance.
Leigh House Interests, formerly known as Lake Boone Trail
On December 18, 2015, through BRG Lake Boone, LLC, a wholly-owned subsidiary of the Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party, to develop a 245-unit, Class A apartment community located in Raleigh, North Carolina known as Leigh House. The Company has the right, in its sole discretion, to convert its preferred membership interest into a common membership interest for a period of six months from the date upon which 70% of the units in Leigh House have been leased and occupied. The Company has made a commitment to invest in approximately $13.3 million of preferred equity interests in BR Lake Boone JV Member, LLC, all of which has been funded at March 31, 2019 (of which, approximately $11.9 million and approximately $1.4 million earns a 15% and 20% preferred return, respectively).
In conjunction with the Leigh House development, on June 23, 2016, the Leigh House property owner, which is owned by an entity in which the Company owns an indirect interest, entered into an approximate $25.2 million construction loan which is secured by the fee simple interest in the Leigh House property, of which approximately $25.0 million is outstanding at March 31, 2019. The loan matures on December 23,

2019, and contains one extension option for one year to five years, subject to certain conditions including construction completion, a debt service coverage, loan to value ratio and payment of an extension fee. The loan bears interest on a floating basis on the amount drawn based on one-month LIBOR plus 2.65%. Regular monthly payments are interest-only during the initial term, with payments during the extension period based on a thirty-year amortization. The loan can be prepaid without penalty.
The six-month period during which the Company has the right to convert its preferred membership interest into a common membership interest commenced on August 9, 2018, the date on which Leigh House achieved 70% leased and occupied units. The Company did not elect to convert into a common membership interest.
On June 17, 2019, through a wholly-owned subsidiary of the Operating Partnership, the Company entered into a Purchase and Sale Agreement and a First Amendment to Purchase and Sale Agreement with an unaffiliated third party for the sale by the Leigh House property owner of its right, title and interest in the Leigh House property for an allocated purchase price of  $51,975,000. Closing on the sale of the Leigh House property occurred on July 15, 2019, and the Company recouped its preferred investment.
Whetstone Apartments Interests
On May 20, 2015, through BRG Whetstone Durham, LLC, a wholly-owned subsidiary of its Operating Partnership, the Company made a convertible preferred equity investment in a multi-tiered joint venture along with Fund III, an affiliate of the former Manager, and an unaffiliated third party, to acquire a 204-unit, Class A apartment community located in Durham, North Carolina known as Whetstone Apartments. The Company has made a commitment to invest in an approximate $12.9 million of preferred equity interests in BR Whetstone Member, LLC, all of which has been funded as of March 31, 2019. On October 6, 2016, the Company entered into an agreement that provided for an extended twelve-month period in which it had a right to convert into common ownership. The Company did not elect to convert into common ownership on October 6, 2017, and therefore its preferred return decreased to 6.5%. Effective April 1, 2017, Whetstone Apartments ceased paying its preferred return on a current basis. The accrued preferred return of  $2.3 million and $2.2 million as of March 31, 2019 and December 31, 2018, respectively, is included in due from affiliates in the consolidated balance sheets. The Company has evaluated the preferred equity investment and accrued preferred return and determined that the investment is fully recoverable. The development was 96.577% occupied at March 31, 2019.
On October 6, 2016, the Whetstone Apartments property owner, which is owned by an entity in which the Company owns an indirect interest, entered into a mortgage loan of approximately $26.5 million secured by the Whetstone Apartments property, of which approximately $25.9 million is outstanding at March 31, 2019. The loan matures on November 1, 2023. The loan bears interest at a fixed rate of 3.81%. Regular monthly payments were interest-only until November 1, 2017, with monthly payments beginning December 1, 2017 based on thirty-year amortization. The loan may be prepaid with the greater of 1% prepayment fee or yield maintenance until October 31, 2021, and thereafter at par. The loan is nonrecourse to the Company and its joint venture partners with certain standard scope non-recourse carve-outs for certain deeds, acts or failures to act on the part of the Company and the joint venture partners.
Current Policies and Procedures Relating to Conflicts of Interest
Code of Business Conduct and Ethics
We do not have a policy that expressly restricts any of our directors, officers, stockholders or affiliates, including our former Manager or Bluerock or their respective officers and employees, from having a pecuniary interest in an investment in or from conducting, for their own account, business activities of the type we conduct. However, our code of business conduct and ethics contains a conflicts of interest policy that prohibits our directors, officers and personnel, as well as officers and employees of our former Manager and of Bluerock who provide services to us, from engaging in any transaction that involves an actual conflict of interest with us. Notwithstanding the prohibitions in our code of business conduct and ethics, after considering the relevant facts and circumstances of any actual conflict of interest, our board of directors may, on a case-by-case basis and in their sole discretion, waive such conflict of interest for executive officers or directors, and must be promptly disclosed to stockholders. Waivers for other personnel may be made by our Chief Executive Officer. Waivers of our code of business conduct and ethics will be required to be disclosed in accordance with the NYSE American and SEC requirements. A copy of our code of business conduct and ethics is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”
Interested Director and Officer Transactions
Pursuant to the Maryland General Corporation Law, a contract or other transaction between us and a director or between us and any other corporation or other entity in which any of our directors is a director or has a material financial interest is not void or voidable solely on the grounds of such common directorship or interest. The common directorship or interest, the presence of such director at the meeting at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof will not render the transaction void or voidable if:
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the fact of the common directorship or interest is disclosed or known to our board of directors or a committee of our board of directors, and our board of directors or such committee authorizes, approves or ratifies the transaction or contract by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;

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the fact of the common directorship or interest is disclosed or known to our stockholders entitled to vote thereon, and the transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation or other entity; or

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the transaction or contract is fair and reasonable to us at the time it is authorized, ratified or approved.

Related Person Transaction Policy
Our board of directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. Our related person transaction policy is described under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy.” A copy of our related person transaction policy is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”
Clawback Policy
Our compensation committee has adopted a policy on the clawback of incentive compensation. We are pleased that it has not been necessary for us to invoke this policy. The policy is applicable to incentive-based compensation (including equity and equity-based compensation) that is paid, issued or vests based on the achievement of performance objectives (“Incentive Awards”) granted on or after its effective date to current or former executive officers while an executive officer (“Covered Executives”). The policy will be invoked in the event that (a) the Company is required to restate its financial statements, due to material noncompliance with any financial reporting requirement under U.S. federal securities laws (whether or not based on fraud or misconduct) (and the board of directors or the compensation committee has not determined that such restatement (i) is required or permitted under GAAP in connection with the adoption or implementation of a new accounting standard or (ii) was caused by the Company’s decision to change its accounting practice as permitted by applicable law), and (b) the performance measurement period with respect to the grant or vesting of such Incentive Awards includes one or more fiscal periods affected by such restatement.
In such event, under the terms of the policy, our board of directors or the compensation committee will determine whether, within three (3) completed fiscal years preceding the restatement date and any interim period, any Covered Executives received Incentive Awards in excess of the amount to which he or she would otherwise have been entitled based on the restated financial statements (such excess amount, “Excess Compensation”). If the board of directors or the compensation committee determines that any Covered Executive received Excess Compensation, the Company will be entitled to recover such Excess Compensation from such Covered Executive, and our board of directors or the compensation committee, in its sole discretion and subject to applicable law, will take such action as it deems necessary to recover such

Excess Compensation. Such actions may include (i) requiring repayment or return of prior Incentive Awards made to such Covered Executive, including Incentive Awards not affected by the accounting restatement, (ii) cancelling unvested Incentive Awards, or (iii) adjusting the future compensation of such Covered Executive.
In the event that the board of directors or the compensation committee determines that a Covered Executive’s acts or omissions constituted fraud or misconduct, then in addition to the recovery of Incentive Awards, the board of directors or the compensation committee may (i) take (in the case of the board of directors), or recommend to the board of directors (in the case of the compensation committee), disciplinary action, including termination, and (ii) pursue other available remedies, including legal action.
In addition, each award that may be granted under the Third Amended 2014 Incentive Plans will be subject to the condition that we may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any recoupment or “clawback” policy of ours as in effect on the date that the payment was made, or on the date the award was granted or exercised or vested or earned, as applicable.
Our board of directors and compensation committee recognize that the Dodd-Frank legislation enacted in 2010 may, following rulemaking, require some modification of these policies. Our board of directors and compensation committee intend to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.
Lending Policies
We may not make loans to our directors, officers or other employees except in accordance with our code of business conduct and ethics and applicable law.
Independent Registered Public Accounting Firm
On March 11, 2019, the audit committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2019, subject to completion of Grant Thornton’s standard client acceptance procedures and execution of an engagement letter. Concurrently, the Company informed BDO USA, LLP (“BDO”) that it would be dismissed as the Company’s independent registered public accounting firm. BDO completed the audit of the Company’s consolidated financial statements for the year ended December 31, 2018, which were filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. BDO’s dismissal was not due to any reasons related to the reporting or accounting operations, policies or procedures of the Company. On April 18, 2019, the Company entered into an engagement letter to formally engage Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and during the subsequent interim period through April 18, 2019, the Company had no consultations with Grant Thornton concerning: (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K; or (c) any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The audit reports of BDO on the Company’s consolidated financial statements for the Company’s two most recent fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and during the interim period through March 11, 2019, the Company did not have any disagreements with BDO, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related instructions to Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.
The Company provided BDO with a copy of the disclosure it is making in this proxy statement. BDO previously furnished to the Company a letter addressed to the SEC stating whether or not it agrees with the statements made in the Form 8-K filed by the Company on March 13, 2019 in response to Item 304(a) of Regulation S-K. A copy of BDO’s letter dated March 13, 2019 is attached as Exhibit 16.1 to the Form 8-K filed by the Company on March 13, 2019.
We expect that a representative of Grant Thornton will be present at the Annual Meeting. The representative of Grant Thornton will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Pre-Approval Policies and Procedures
In order to ensure that the provision of services by our independent auditors does not impair the auditors’ independence, the audit committee approved, on March 26, 2014, the Amended and Restated Audit Committee Charter, which includes an Audit Committee Pre-Approval Policy for Audit and Non-audit Services, and which requires the audit committee to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. In addition, the audit committee, may, in its discretion, delegate one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.
Since October 15, 2009, when we became a reporting company under Section 15(d) of the Exchange Act, all services rendered by our independent auditors, including all services rendered by BDO for the year ended December 31, 2018, have been pre-approved in accordance with the policies and procedures described above.
Principal Auditor Fees and Services
The aggregate fees billed to us for professional accounting services by BDO, including the audit of our annual financial statements for the years ended December 31, 2018 and 2017, are set forth in the table below (amounts in thousands):
	2018	2017
Audit fees	$824	$886
Audit-related fees	—	—
Tax fees	271	209
All other fees	—	—
Total	$1,095	$1,095
For purposes of the preceding table, professional fees are classified as follows:
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Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

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Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.
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Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

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All other fees — These are fees for any services not included in the above-described categories.

Report of the Audit Committee
The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.
In this context, the audit committee reviewed and discussed the 2018 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with BDO, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee received from BDO the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the audit committee concerning independence, and discussed with BDO their independence from us. In addition, the audit committee considered whether BDO’s provision of non-audit services is compatible with BDO’s independence.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.
, 2019	The Audit Committee of the Board of Directors: I. Bobby Majumder (Chairman) Kamal Jafarnia Romano Tio

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. After careful consideration and in recognition of the importance of this matter to our stockholders, the board of directors has determined that it is in the best interests of the Company to seek the ratification by our stockholders of the audit committee’s selection of Grant Thornton as our independent registered public accounting firm. We expect that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For the Company’s most recently completed fiscal year, the year ended December 31, 2018, BDO was independent registered public accounting firm for the Company, and completed the audit of the Company’s consolidated financial statements for the year ended December 31, 2018, which were filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
At the Annual Meeting, you and the other stockholders will vote for, against or abstain from voting to ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. This proposal is considered “routine” under NYSE American rules, so brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Where no such vote is cast, the appointed proxies will vote FOR this proposal.
Vote Required
Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 4. Abstentions will have no effect on the result of the votes on this proposal, but they will count toward the establishment of a quorum.
If this proposal is not approved by our stockholders, the adverse vote will be considered a direction to our audit committee to consider other auditors. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year ending December 31, 2019 will stand, unless our audit committee determines there is a reason for making a change.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

ADDITIONAL INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and Executive Officers, and any persons beneficially owning more than 10% of our outstanding shares of Common Stock, to file with the SEC reports with respect to their initial ownership of our Common Stock and reports of changes in their ownership of our Common Stock. As a matter of practice, our administrative staff and outside counsel assists our directors and Executive Officers in preparing these reports, and typically file those reports on behalf of our directors and Executive Officers. Based solely on a review of the copies of such forms filed with the SEC during fiscal year 2018 and on written representations from our directors and Executive Officers, we believe that during fiscal year 2018, except for one Form 4 by Ramin Kamfar, all of our directors and Executive Officers filed the required reports on a timely basis under Section 16(a).
STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING
If a stockholder wishes to nominate an individual for election to the board of directors or propose other business at the 2020 annual meeting, our bylaws require that the stockholder give advance written notice to our secretary, Michael L. Konig, at our executive offices no earlier than            , 2020 and no later than 5:00 p.m., Eastern Time, on            , 2020. However, if we hold our 2020 annual meeting before August 31, 2020, or after October 30, 2020, stockholders must submit proposals no earlier than 150 days prior to the 2020 annual meeting date and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the 2020 annual meeting date or the tenth (10th) day after announcement of the 2020 annual meeting date. The mailing address of our executive offices is 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders can submit their votes by proxy by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Annex A
BLUEROCK RESIDENTIAL GROWTH REIT, Inc.
ARTICLES OF AMENDMENT
Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland that:
FIRST:   The charter of the Corporation (the “Charter”) is hereby amended by deleting existing Section 2(g) of the Articles Supplementary, dated February 26, 2016 (the “Articles Supplementary”), classifying and designating 150,000 shares of Series B Redeemable Preferred Stock, $0.01 par value per share, of the Corporation (“Series B Preferred Stock”), in its entirety and inserting in lieu thereof a new Section 2(g) to read as follows:
(g)   “Closing Price” shall mean, for any Trading Day, the reported closing price of a share of the Class A Common Stock on the NYSE American for such Trading Day or, if there is no closing price for a share of the Class A Common Stock for the Trading Day in question, the closing price for a share of the Class A Common Stock on the last preceding Trading Day for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the NYSE American, then the Closing Price shall be the closing price of a share of the Class A Common Stock on such other exchange on which the Class A Common Stock is listed for trading for such date (or, if there is no closing price for a share of the Class A Common Stock on the date in question, the closing price for a share of the Class A Common Stock on the last preceding date for which such quotation exists) or, if the Class A Common Stock is not listed on any exchange, the market value of one share of Class A Common Stock on such Trading Day as determined by the Board using any commercially reasonable method.
SECOND:   The Charter is hereby amended by deleting existing Section 4(a) of the Articles Supplementary in its entirety and inserting in lieu thereof a new Section 4(a) to read as follows:
(a)   Subject to the preferential rights of the holders of any class or series of capital stock of the Corporation ranking senior to the Series B Preferred Stock with respect to priority of dividend payments, holders of shares of the Series B Preferred Stock are entitled to receive, when and as authorized by the Board and declared by the Corporation, out of funds legally available for the payment of dividends, preferential cumulative cash dividends. From the date of original issue of the Series B Preferred Stock (the “Original Issue Date”) or the date of issue of any Series B Preferred Stock issued after the Original Issue Date (each, an “Issue Date”), the Corporation shall pay cumulative cash dividends on the Series B Preferred Stock at the rate of 6.0% per annum of the Stated Value. Dividends on the Series B Preferred Stock shall accrue and be cumulative from (and including) the date of issuance or the end of the most recent Dividend Period (as defined below) for which dividends on the Series B Preferred Stock have been paid and shall be payable monthly in arrears on the fifth day of each month or, if such date is not a Business Day (as defined below), on the next succeeding Business Day, with the same force and effect as if paid on such date (each, a “Dividend Payment Date”), provided, however, that any such dividend may vary among holders of Series B Preferred Stock and may be prorated with respect to any shares of Series B Preferred Stock that were outstanding less than the total number of days in the Dividend Period immediately preceding the applicable Dividend Payment Date, with the amount of any such prorated dividend being computed on the basis of the actual number of days in such Dividend Period during which such shares of Series B Preferred Stock were outstanding. A “Dividend Period” is the respective period commencing on and including the first day of each month and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period and the Dividend Period during which any shares of Series B Preferred Stock shall be redeemed or otherwise acquired by the Corporation). The term “Business Day” shall mean each day, other than a Saturday or Sunday, which is not a day on which banks in the State of New York are required to close. Any dividend payable on the Series B Preferred Stock for any Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record of the Series B Preferred Stock as they appear in the stock records of the Corporation at the close of business on the 25th day of the month preceding the applicable Dividend Payment Date (each, a “Dividend Record Date”).
THIRD:   The Charter is hereby amended by deleting existing Section 6(b) of the Articles Supplementary in its entirety and inserting in lieu thereof a new Section 6(b) to read as follows:
(b)   The Corporation has the right, in its sole discretion, to pay the Holder Redemption Price in cash or in equal value of shares of Class A Common Stock, calculated based on the Closing Price of the Class A Common Stock for the single Trading Day prior to the Holder Redemption Date.
FOURTH:   The Charter is hereby amended by deleting the last sentence of existing Section 7(b) of the Articles Supplementary in its entirety and inserting in lieu thereof a new sentence to read as follows:
The Corporation has the right, in its sole discretion, to pay the Corporation Redemption Price in cash or in equal value of shares of Class A Common Stock, calculated based on the Closing Price of the Class A Common Stock for the single Trading Day prior to the Redemption Date.
FIFTH:   The Charter is hereby amended by deleting the first sentence of existing Section 7(d) of the Articles Supplementary in its entirety and inserting in lieu thereof a new sentence to read as follows:
Notice of redemption pursuant to the Corporation Redemption Right shall be mailed by the Corporation, postage prepaid, no fewer than 14 days prior to the Corporation Redemption Date, addressed to the respective holders of record of all, but not less than all, of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the transfer records maintained by the Corporation’s transfer agent.
SIXTH:   The Charter is hereby amended by deleting existing Section 8(b) of the Articles Supplementary in its entirety and inserting in lieu thereof a new Section 8(b) to read as follows:
(b)   The Corporation has the right, in its sole discretion, to pay the Estate Redemption Price in cash or in equal value of shares of Class A Common Stock, calculated on the Closing Price of the Class A Common Stock for the single Trading Day prior to the Redemption Date.
SEVENTH:   The Charter is hereby amended by deleting existing Section 9(a) of the Articles Supplementary in its entirety and inserting in lieu thereof a new Section 9(a) to read as follows:
(a)   If a Change of Control occurs at any time the Series B Preferred Stock is outstanding, the Corporation shall redeem for cash all shares of Series B Preferred Stock issued and outstanding, on a date (the “Change of Control Redemption Date”) specified by the Corporation that can be no later than 60 calendar days after the first date on which such Change of Control occurred, at a redemption price equal to 100% of the Stated Value per share, plus an amount equal to all accrued but unpaid dividends thereon (whether or not authorized or declared) to and including the Change of Control Redemption Date (such price, the “Change of Control Redemption Price”); provided, however, if the assets of the Corporation legally available for redemption of the Series B Preferred Stock pursuant to this Section 9 are insufficient to pay in full the Change of Control Redemption Price for all issued and outstanding shares of Series B Preferred Stock, then such portion of the Change of Control Redemption Price as would not be legally available shall be paid in shares of Class A Common Stock to holders of Series B Preferred Stock on a pro rata basis, based on the Closing Price of the Class A Common Stock for the single Trading Day prior to the Change of Control Redemption Date.
EIGHTH:   The Charter is hereby amended by deleting the first sentence of existing Section 9(b) of the Articles Supplementary in its entirety and inserting in lieu thereof a new sentence to read as follows:
Notice of redemption pursuant to a Change of Control (the “Change of Control Redemption Notice”) shall be mailed by the Corporation, postage prepaid, no fewer than 14 days prior to the Change of Control Redemption Date, addressed to the respective holders of record of all, but not less than all, of the Series B Preferred Stock at their respective addresses as they appear on the transfer records maintained by the Corporation’s transfer agent.

NINTH:   There has been no increase in the authorized shares of stock of the Corporation effected by the amendments to the Charter as set forth above.
TENTH:   The amendments to the Charter as set forth above have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon as required by law.
ELEVENTH:   The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Chief Legal Officer and Secretary on this _____ day of ______________, 2019.
ATTEST:	BLUEROCK RESIDENTIAL GROWTH REIT, INC.
	By:		(SEAL)
Name: Michael L. Konig		Name: R. Ramin Kamfar
Title: Chief Legal Officer and Secretary		Title: Chief Executive Officer